As filed with the Securities and Exchange Commission on June 16, 1997

                                                       Registration No. 811-8612


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

/X/



                                 Amendment No. 3


/X/

                        (Check appropriate box or boxes)

                              --------------------

                          MARTIN CURRIE BUSINESS TRUST
               (Exact name of registrant as specified in charter)

                       Saltire Court, 20 Castle Terrace,
                           Edinburgh, Scotland EH1 2ES
                    (Address of principal executive offices)

    Registrant's Telephone Number, Including Area Code: (011-44-131) 229-5252

Name and address
of agent for service:       Copy to:                   Copy to:
---------------------       --------                   --------

Julian M. C. Livingston     Steven Johnson             J.B. Kittredge, Esq.
Martin Currie, Inc.         Martin Currie Investor     Ropes & Gray
Saltire Court                 Services, Inc.           One International Place
20 Castle Terrace           53 Forest Avenue           Boston, MA 02110
Edinburgh                   Old Greenwich, CT 06870
Scotland EH1 2ES

                              --------------------

                                EXPLANATORY NOTE


     This Amendment No. 3 to the Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the Registrant have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests have been and will continue to be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Amendment No. 3 to the Registration Statement does not constitute an offer to sell or the solicitation of an offer to buy any beneficial interests in the Registrant.

Part A.  INFORMATION REQUIRED IN A PROSPECTUS

Item 1.  COVER PAGE

         Not applicable.  See Paragraph 4 of General Instruction F.

Item 2.  SYNOPSIS

         Not applicable.  See Paragraph 4 of General Instruction F.

Item 3.  CONDENSED FINANCIAL INFORMATION

         Not applicable.  See Paragraph 4 of General Instruction F.

Item 4.  GENERAL DESCRIPTION OF REGISTRANT

         See the Cover Page and the sections entitled "Description of the Trust and Ownership of Shares;" "Investment Objectives and Policies;" and "More Information About the Funds' Investments" in the Private Placement Memorandum attached as Appendix A to this Part A (the "Private Placement Memorandum").

Item 5.  MANAGEMENT OF THE FUND

         See the sections entitled "Summary of Expenses;" "Management of the Trust" and "Administrator; Custodian; Transfer and Dividend Paying Agent" in the Private Placement Memorandum.

Item 5A. MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         Not applicable.  See Paragraph 4 of General Instruction F.

Item 6.  CAPITAL STOCK AND OTHER SECURITIES

         See the Cover Page and the sections entitled "Description of the Trust and Ownership of Shares;" "Management of the Trust;" "Redemption of Shares;" "Shareholder Inquiries;" "Distributions;" and "Taxes" in the Private Placement Memorandum.

Item 7.  PURCHASE OF SECURITIES BEING OFFERED

         See the section entitled "Purchase of Shares;" "Distribution and Servicing Plans;" and "Determination of Net Asset Value" in the Private Placement Memorandum.

Item 8.  REDEMPTION OR REPURCHASE

         See the section entitled "Redemption of Shares" in the Private Placement Memorandum.

Item 9.  PENDING LEGAL PROCEEDINGS

         Not applicable.

                                                            Appendix A to Part A


                             MARTIN CURRIE BUSINESS TRUST

                               c/o Martin Currie, Inc.
                                    Saltire Court
                                  20 Castle Terrace
                                 Edinburgh, Scotland
                                United Kingdom EH1 2ES
                                 011-44-131-229-5252


                             PRIVATE PLACEMENT MEMORANDUM

                                    JUNE 16, 1997

    Martin Currie Business Trust (the "Trust") is an open-end, diversified management investment company consisting of seven series (each a "Fund") offering portfolios with different objectives and strategies.


    MCBT GLOBAL GROWTH FUND (the "Global Growth Fund") seeks capital appreciation through investments in a global portfolio.

    MCBT OPPORTUNISTIC EAFE FUND (the "Opportunistic EAFE Fund") seeks capital appreciation through investments in an international portfolio. Under normal conditions, the Fund will not invest in securities of issuers located in Canada or the United States or its territories.

    MCBT GLOBAL EMERGING MARKETS FUND (the "Global Emerging Markets Fund") seeks capital appreciation through investment in equity securities of issuers located in countries with emerging markets and developing economies.

    MCBT JAPAN SMALL COMPANIES FUND (the "Japan Small Companies Fund") seeks capital appreciation through investment primarily in equity securities of issuers located in Japan with relatively small equity capitalization, which may include companies without wide market recognition.

    MCBT EMERGING AMERICAS FUND (the "Emerging Americas Fund") seeks capital appreciation through investment primarily in equity securities of issuers located in countries of the Western Hemisphere with emerging markets and developing economies.

    MCBT EMERGING ASIA FUND (the "Emerging Asia Fund") seeks capital appreciation through investment primarily in the equity securities of issuers located in Asian countries with emerging markets and developing economies.

    MCBT EMEA Fund (The "EMEA Fund") seeks capital appreciation through investment primarily in equity securities of issuers located in European, Middle Eastern and African countries with emerging markets and developing economies.


    Shares of each Fund may be purchased directly from the Trust in cash or in kind by means of exchanging securities which are eligible for purchase by the relevant Fund. There is a purchase premium in the case of cash investments. Shares of any Fund may be redeemed in cash or in-kind. There is a redemption fee in the case of cash redemptions. All purchase premiums and redemption fees are paid to and retained by the relevant Fund and are intended to offset brokerage and transaction costs arising in connection with the purchase or redemption. The purchase premium and redemption fee may be waived by the Manager, however, if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager's discretion. See "Purchase of Shares" and "Redemption of Shares" in this Memorandum. The minimum investment in any Fund must be worth at least $1,000,000; subsequent investments in any Fund must be worth at least $100,000. The Manager may, in its discretion, permit smaller initial or subsequent investments and may choose not to accept any investment for any or no reason. An exchange of securities for shares of a Fund to effect an in-kind purchase of the Fund's shares will generally be a taxable transaction for an exchanging shareholder subject to U.S. federal income tax.

    The Fund's manager is Martin Currie, Inc. (the "Manager").

    This Private Placement Memorandum concisely describes the information that investors should know before investing. Please read it carefully and keep it for future reference.


    A Statement of Additional Information (the "Statement") dated June 16,
1997 is available free of charge by contacting the Transfer Agent, State Street Bank & Trust Company, Transfer Agent Operations, P.O. Box 1978, Boston, MA 02105, fax 617-985-9626 by 5:00 p.m. (New York time) on any business day. The Statement, which contains more detailed information about the Trust and the Funds is incorporated by reference into this Memorandum.


    IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY

STATE, AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. HOWEVER, THE SECURITIES ARE REDEEMABLE AS DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM. IN CERTAIN CASES INVESTORS MAY BE REDEEMED "IN KIND" AND RECEIVE PORTFOLIO SECURITIES HELD BY THE FUND IN LIEU OF CASH UPON REDEMPTION. IN SUCH CASE, AN INVESTOR WILL INCUR COSTS WHEN THE INVESTOR SELLS THE SECURITIES DISTRIBUTED.

    NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS OR PROVIDE ANY INFORMATION WITH RESPECT TO THE SHARES EXCEPT SUCH INFORMATION AS IS CONTAINED IN THIS MEMORANDUM AND IN THE STATEMENT OF ADDITIONAL INFORMATION OR IN OTHER MATERIALS APPROVED BY THE TRUST. NO SALES MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN MATTERS DISCUSSED HEREIN SINCE THE DATE HEREOF.

    FOR RESIDENTS OF NEW HAMPSHIRE, IN ACCORDANCE WITH NEW HAMPSHIRE UNIFORM SECURITIES ACT SECTION 421-B:20:

    NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

                                  TABLE OF CONTENTS



SUMMARY OF EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . .  8
    The Global Growth Fund . . . . . . . . . . . . . . . . . . . . . . . .  8
    The Opportunistic EAFE Fund. . . . . . . . . . . . . . . . . . . . . .  9
    The Global Emerging Markets Fund . . . . . . . . . . . . . . . . . . . 10
    The Japan Small Companies Fund . . . . . . . . . . . . . . . . . . . . 11
    The Emerging Americas Fund . . . . . . . . . . . . . . . . . . . . . . 12
    The Emerging Asia Fund . . . . . . . . . . . . . . . . . . . . . . . . 13
    THE EMEA FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS. . . . . . . . . . . . . . . 14

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . 25

DISTRIBUTION AND SERVICING PLANS . . . . . . . . . . . . . . . . . . . . . 26

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . 26

DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . 28

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . . 29

ADMINISTRATOR; CUSTODIAN; TRANSFER AND DIVIDEND PAYING AGENT . . . . . . . 30

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . 30

LEGAL COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

                                 SUMMARY OF EXPENSES

    The following information is provided to assist in understanding the various expenses that an investor in a Fund will bear directly or indirectly. Except as otherwise noted, information is based on annualized expenses for the Funds' second fiscal year ended April 30, 1996. The information below should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the examples should not be considered a representation of investment performance as actual performance will depend upon actual investment results of securities held in the particular Fund's portfolio.



                                                                        Global
                                                                       Emerging
                                         Global      Opportunistic      Markets
                                      Growth Fund      Eafe Fund        Fund(3)
                                      -----------      ---------        -------

SHAREHOLDER TRANSACTION EXPENSES:
    Purchase Premium                         0.75%          0.75%          1.00%
         (as a percentage
         of amount purchased)(1)
    Redemption Fee (as a percentage          0.75           0.75           1.00
         of amount redeemed)(1)

ANNUAL FUND OPERATING EXPENSES:
    (after waiver) (as a percentage
    of average net assets)
         Management Fees(2)                  0.43           0.65           0.80
         Other Expenses(2)                   0.57           0.35           1.50
         Total Operating Expenses(2)         1.00           1.00           2.30

EXAMPLES:
    You would pay the following expenses
    on a $1,000 investment assuming a
    5% annual return and (1) redemption
    at the end of each time period:
         One Year                            $ 25           $ 25         $   44
         Three Years                           48             48             93


     (2) assuming no redemption:
         One Year                            $ 18           $ 18         $   33
         Three Years                           39             39             82



    The foregoing examples assume the payment of both a purchase premium and a redemption fee even though such purchase premium and redemption fee may not be applicable (see "Purchase of Shares" and "Redemption of Shares" below).
-----------------------
(1) Purchase premiums and redemption fees are paid to the relevant Fund, apply only to cash purchases and redemptions and may be waived or reduced in certain cases. See "Purchase of Shares" and "Redemption of Shares."


(2) The Manager has agreed to temporarily waive a portion of its fee under the Management Contract and to bear certain expenses of each Fund in order to limit Total Operating Expenses for such Fund to the percentages of net assets shown above. In the absence of such voluntary waivers, which may be discontinued at any time, the management fee for the Global Growth Fund and the Opportunistic EAFE Fund would be 0.70% and for the Global Emerging Markets Fund would be 0.80% and Total Operating Expenses would have been 1.27% for the Global Growth Fund, 1.05% for the Opportunistic EAFE Fund and 2.30% for the Global Emerging Markets Fund.

(3) The information for the Global Emerging Markets Fund is based on estimated annualized expenses for the Fund's first fiscal year which had not yet commenced as of April 30, 1996.



                                 SUMMARY OF EXPENSES

    The following information is provided to assist in understanding the various expenses that an investor in a Fund will bear directly or indirectly. Except as otherwise noted, information is based on annualized expenses for the Funds' second fiscal year ended April 30, 1996. The information below should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the examples should not be considered a representation of investment performance as actual performance will depend upon actual investment results of securities held in the particular Fund's portfolio.




                                             Japan
                                             Small        Emerging       Emerging        EMEA
                                           Companies      Americas         Asia         Fund(4)
                                              Fund          Fund           Fund         -------
                                              ----          ----           ----

SHAREHOLDER TRANSACTION EXPENSES:
    Purchase Premium                          1.00%         1.75%          1.75%          1.25%
         (as a percentage
         of amount purchased)(1)
    Redemption Fee (as a percentage           1.00          1.75           1.75           1.25%
         of amount redeemed)(1)

ANNUAL FUND OPERATING EXPENSES:
    (after waiver) (as a percentage
    of average net assets)
         Management Fees                     1.00(2)        1.25(3)        1.25(3)        1.50(5)
         Other Expenses                      0.37(2)        0.45(3)        0.68(3)        0.68(5)
         Total Operating Expenses            1.37(2)        1.70(3)        1.93(3)        2.18(5)

EXAMPLES:
    You would pay the following expenses
    on a $1,000 investment assuming a
    5% annual return and (1) redemption
    at the end of each time period:
         One Year                            $ 34           $ 53           $ 55           $ 47
         Three Years                           64             90             97             93

    (2) assuming no redemption:
         One Year                            $ 24           $ 35           $ 37           $ 35
         Three Years                           53             71             78             80



    The foregoing examples assume the payment of both a purchase premium and a redemption fee even though such purchase premium and redemption fee may not be applicable (see "Purchase of Shares" and "Redemption of Shares" below).
-----------------------
(1) Purchase premiums and redemption fees are paid to the relevant Fund, apply only to cash purchases and redemptions and may be waived or reduced in certain cases. See "Purchase of Shares" and "Redemption of Shares."

(2) The Manager has agreed, if necessary, to temporarily waive a portion of its fee under the Management Contract and to bear certain expenses of the Japan Small Companies Fund in order to limit Total Operating Expenses to no more than 1.50%.

(3) The Manager is permitted under its Management Contract with respect to the Emerging Americas and Emerging Asia Funds to collect a Management Fee of up to 1.50% of the average net assets of each of the Funds. However, the Manager has voluntarily agreed to waive a portion of its fee in order to limit Total Operating Expenses to no more than 2.00%.


(4) The information for the EMEA Fund is based on estimated annualized expenses for the Fund's first fiscal year which has not yet commenced.

(5) The Manager is permitted under its Management Contract with respect to the EMEA Fund to collect a Management Fee of up to 1.50% of the average net assets of the fund.

                          INVESTMENT OBJECTIVES AND POLICIES


    The Trust currently consists of seven Funds offering investors a range of foreign and international investment choices. Each Fund has its own investment objective and policies designed to meet its specific goals. No Fund, nor the Trust as a whole, is intended or is appropriate as a complete investment program and the Trust and the Funds should be considered as only part of an overall investment strategy. Because all of the Funds will be invested substantially in foreign issuers and many of the Funds will be invested in issuers located in developing countries with emerging markets and/or in issuers with relatively modest capitalization that are subject to unique risks, the Funds generally present greater risks than most U.S. mutual funds. An investor should pay particular attention to the risks of the Funds' investments described below, under "More Information About The Funds' Investments," and in the Statement.


    Unless otherwise noted, the investment objectives and policies described below are non-fundamental and may be changed by the trustees of the Trust without shareholder approval.

THE GLOBAL GROWTH FUND

    The investment objective of the Global Growth Fund is capital appreciation through investments in a global portfolio. Current income will not be a consideration. The Global Growth Fund will normally invest primarily in equity securities which, in addition to common stocks, may include convertible bonds, convertible preferred stocks, warrants, rights or other securities convertible into common stock.

    The Global Growth Fund will invest in securities traded in foreign and domestic securities markets with particular consideration given to securities principally traded in North American, Japanese, European, Pacific and Australian securities markets. Although the Global Growth Fund will normally be invested in securities of issuers located in at least three different countries, there are no prescribed limits on geographic asset distribution and the Global Growth Fund has the authority to invest in securities traded in any securities market of any country in the world, including over-the-counter markets. The Fund may also invest in foreign issuers by way of Depositary Receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) that are listed on markets in industrialized countries or traded in the international equity markets. See "Depositary Receipts" under "More Information About the Funds' Investments" below. The responsibility for allocating the Global Growth Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, legal, social, national and political factors. Under certain adverse investment conditions, the Global Growth Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances at least 65% of the Global Growth Fund's investments will involve securities of issuers located in at least three different countries, which may include the United States.

    When the Manager believes that conditions in overseas securities markets warrant investing more heavily in the United States for temporary defensive purposes, the Global Growth Fund may invest a substantial portion of its assets in securities (including equity securities) principally traded in the United States; provided, however, that the Fund's weighting of investments in U.S. equity securities will not exceed the U.S. weighting in the Morgan Stanley Capital International World Index (the "MSCI World Index") by more than 20%. The MSCI World Index is an index of securities traded in the world markets weighted by relative market capitalization. Also for defensive purposes, the Global Growth Fund may invest some or all of its assets in debt instruments as described below under "More Information About the Funds' Investments--Temporary Defensive Strategies."

    The Global Growth Fund will not limit its investments to any particular type or size of company. It may invest in companies whose earnings are believed by the Manager to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought by the Manager to be undervalued. It may invest in small and relatively less well-known companies, which may have more restricted product lines or more limited financial resources than larger, more established companies and may be more severely affected by economic downturns or other adverse developments. Trading volume of these companies' securities may also be low and their values volatile.

    Generally, the securities markets of different nations are expected by the Manager to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in a global portfolio, the Global Growth Fund seeks to reduce the risks associated with investing in the economy of only one country and with investing in foreign securities generally. See "More Information About the Funds' Investments -- Special Consideration of Foreign Investments" below.

    For a description of additional investment techniques that may be utilized by the Global Growth Fund and the risks associated with all of the Fund's investments, see "More Information About the Funds' Investments" below and the Statement.

THE OPPORTUNISTIC EAFE FUND

    The investment objective of the Opportunistic EAFE Fund is capital appreciation through investments in an international portfolio of equity securities. Current income will not be a consideration. Under normal conditions, the Fund will not invest in securities of issuers located in Canada or the United States or its territories. Equity securities, in addition to common stocks, may include convertible bonds, convertible preferred stocks, warrants, rights or other securities convertible into common stock.


    The Opportunistic EAFE Fund pursues an "opportunistic" strategy relative to the Morgan Stanley Capital International EAFE Index (the "MSCI EAFE Index").
The MSCI EAFE Index is an index of the securities traded in Europe, Australasia and the Far East, weighted by market capitalization. The strategy is opportunistic because the Manager will typically invest more or less in securities traded in a particular country than would be suggested by the weighting of that country's market capitalization in the MSCI EAFE Index. In order to limit the investment risks associated with such a strategy, the Manager will typically limit the Fund to an exposure of no more than 20 percentage points above or below the current level of the MSCI EAFE Index as it applies to each of the major investment regions of Europe, Australasia and the Far East. The Opportunistic EAFE Fund has no prescribed limits on geographic asset distribution and it has the authority to invest in securities traded in any securities market of any country in the world, including over-the-counter markets. In making the allocation of assets among the securities markets, the Manager will consider such factors as it considers appropriate, including the condition and growth potential of the various economies and securities markets and the issuers located therein, currency and taxation considerations and other pertinent financial, legal, social, national and political factors which may have an effect upon the climate for investing within such securities markets. Under normal market circumstances, at least 65% of the Opportunistic EAFE Fund's investment will involve securities of issuers located in European, Australasian and Far Eastern countries.


    The Opportunistic EAFE Fund may also invest in foreign issuers by way of ADRs, GDRs and EDRs. See "More Information About the Funds' Investments -- Depositary Receipts."

    When the Manager believes that conditions in overseas securities markets warrant investing in the United States for temporary defensive purposes, the Opportunistic EAFE Fund may invest a portion of its assets in securities (including equity securities) principally traded in the United States; provided, however, that the Fund's weighting of investments in U.S. equity securities will not exceed the U.S. weighting in the MSCI World Index by more than 20%. Also for defensive purposes, the Opportunistic EAFE Fund may invest some or all of its assets in debt instruments as described below under "More Information About the Funds' Investments--Temporary Defensive Strategies."

    For a description of additional investment techniques that may be utilized by the Opportunistic EAFE Fund and the risks associated with all of the Fund's investments, see "More Information About the Funds' Investments" below and the Statement.

THE GLOBAL EMERGING MARKETS FUND

    The principal investment objective of the Global Emerging Markets Fund is capital appreciation through investment in equity securities of issuers located in countries with emerging markets and developing economies. In the opinion of the Manager, such countries are currently found in Asia, the Indian subcontinent, Latin and Central America, the Middle and Near East, Eastern and Central Europe and Africa. A number of these markets are less accessible to foreign investors due to their tax structures or limited liquidity making investments by the Fund less feasible. However, many emerging markets have, in recent years, liberalized access and more are expected to do so over the coming few years if the present trend continues.

    The Fund invests, under normal market conditions, at least 65% of its total assets in securities of issuers located in countries with emerging markets. For this purpose, emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; or
(ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the World Bank); or (iii) where, in the opinion of the Manager, the markets may not fully reflect the potential of the developing economy. The countries which the Manager believes do not constitute emerging markets are the United States, the United Kingdom, Ireland, France, Germany, Italy, Japan, Canada, The Netherlands, Australia, Hong Kong, Malaysia, New Zealand, Singapore, the Scandinavian countries and Spain.

    The Fund may also invest up to 35% of its assets in issuers located in countries with more established markets and economies not considered as emerging as described above.

    The Fund will invest primarily in equity securities listed on emerging stock exchanges or in over-the-counter markets. Equity securities, in addition to common stocks, include convertible bonds, convertible preferred stocks, warrants, rights and other securities convertible into common stock. The Fund may also make investments through ADRs, GDRs and EDRs. See "More Information About the Funds' Investments --Depositary Receipts."

    Investing in securities of foreign issuers and in securities traded in foreign markets involves special risks. See "More Information About the Funds' Investments --Special Risks of Foreign Investments." These risks are heightened and additional risks are present in countries with emerging markets and developing economies. See "More Information About the Funds' Investments -- Risks of Emerging Markets."

    For temporary defensive purposes, the Fund may invest some or all of its assets in debt instruments and may invest up to 100% of its assets in securities (including equity securities) principally traded in the United States. See "More Information About the Funds' Investments -- Temporary Defensive Strategies."

    Generally, the securities markets of different nations are expected by the Manager to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international portfolio, the Global Emerging Markets Fund seeks to reduce the risks associated with investing in the economy of only one country and with investing in foreign securities generally. See "More Information About the Funds' Investments -- Special Risks of Foreign Investments" below.

    For a description of additional investment techniques that may be utilized by the Global Emerging Markets Fund and the risks associated with all of the Fund's investments, see "More Information About the Funds' Investments" below and the Statement.

THE JAPAN SMALL COMPANIES FUND


    The principal investment objective of the Japan Small Companies Fund is capital appreciation through investment in equity securities of issuers located in Japan with relatively small equity capitalization, which may include companies without wide market recognition. Current income will not be a consideration. Under normal market conditions, at least 65% of the Fund's assets will be invested in issuers located in Japan with equity capitalization of less than approximately U.S. $2 billion at the time of initial purchase using current exchange rates.


    The Japan Small Companies Fund will invest primarily in equity securities which, in addition to common stocks, may include convertible bonds, convertible preferred stocks, warrants, rights or other securities convertible into common stock. The Fund will invest in securities traded in Japanese or other foreign securities markets (including over-the-counter markets) and may also make investments by way of ADRs, GDRs and EDRs if desirable issues are available. See "More Information About the Funds' Investments -- Depositary Receipts."

    Investment in foreign securities generally involves special risks. See "More Information About the Funds' Investments -- Special Risks of Foreign Investments," below. These risks are increased and additional risks are present in the case of a fund such as the Japan Small Companies Fund which will invest most of its assets in the issuers of a single foreign country. This means that the Fund's performance will be directly affected by political, economic and market conditions in Japan. In addition, since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

    The Japan Small Companies Fund is subject to special risks because all or a substantial portion of the Fund's assets may be invested in securities of companies with relatively low equity market capitalization. These may include securities traded over-the-counter and securities of companies with limited operating histories. Companies in which the Fund may invest may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Trading volume of these companies' securities may also be low and their market values volatile.

    For temporary defensive purposes, the Fund may invest some or all of its assets in debt instruments and may invest up to 100% of its assets in securities (including equity securities) principally traded in the United States. See "More Information About the Funds' Investments -- Temporary Defensive Strategies."

    For a description of additional investment techniques that may be utilized by the Japan Small Companies Fund and the risks associated with all of the Fund's investments, see "More Information About the Funds' Investments" below and the Statement.

THE EMERGING AMERICAS FUND

    The investment objective of the Emerging Americas Fund is capital appreciation through investment in equity securities of issuers located in countries of the Western Hemisphere with emerging markets and developing economies. Such countries may include Argentina, The Bahamas, Bolivia, Brazil, Chile, Colombia, Costa Rica, Ecuador, Mexico, Peru, Paraguay, Uruguay and Venezuela. In addition to investing in securities listed on the exchanges of emerging American countries, the Fund may invest in securities listed on more established securities markets and through ADRs, GDRs and EDRs. See "More Information About the Funds' Investments -- Depositary Receipts." The Fund may also invest in securities traded in over-the-counter markets.

    Under normal conditions, the Emerging Americas Fund will be primarily invested in equity securities. Such securities may, in addition to common stocks, include convertible bonds, convertible preferred stocks, warrants rights and other securities convertible into common stock. The Fund may also invest in Brady Bonds, which are securities issued in various currencies (primarily the dollar) that have been created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized and are traded in the over-the-counter secondary market for Latin American debt instruments. Brady Bonds are neither issued nor guaranteed by the U.S. Government. Additional information on Brady Bonds is included in the Statement.

    Investing in securities of foreign issuers and in securities traded in foreign markets involves special risks. See "More Information About the Funds' Investments -- Special Risks of Foreign Investments." These risks are heightened and additional risks are present in the case of investments in emerging markets or countries with limited or developing capital markets such as many of the Latin American countries in which the Fund will invest. See "More Information About the Funds' Investments -- Risks of Emerging Markets."

    For temporary defensive purposes, the Emerging Americas Fund may invest some or all of its assets in debt instruments and may invest up to 100% of its assets in securities (including equity securities) principally traded in the United States. See "More Information About the Funds' Investments -- Temporary Defensive Strategies."

    For a description of additional investment techniques that may be utilized by the Emerging Americas Fund and the risks associated with all of the Fund's investments, see "More Information About the Funds' Investments" below and the Statement.

THE EMERGING ASIA FUND

    The investment objective of the Emerging Asia Fund is capital appreciation through investments primarily in equity securities of issuers located in Asian countries with emerging markets and developing economies. Such countries may include the Peoples Republic of China, India, Indonesia, the Philippines, Sri Lanka, Pakistan, Thailand, Vietnam, South Korea and Taiwan. The Fund may also invest in other countries in the Pacific Basin when their markets become sufficiently developed.

    Under normal conditions, the Emerging Asia Fund will invest at least 65% of its assets in equity securities of issuers located in emerging Asian countries. Such securities may, in addition to common stocks, include, convertible bonds, convertible preferred stocks, warrants, rights and other securities convertible into common stocks. In addition to investing in securities listed on the exchanges of emerging Asian countries, the Fund may invest in securities listed on more established securities markets and through ADRs and EDRs. See "More Information About the Funds' Investments -- Depositary Receipts." The Fund may also invest in securities traded in over-the-counter markets.

    Investing in securities of foreign issuers and in securities traded in foreign markets involves special risks. See "More Information About the Funds' Investments -- Special Risks of Foreign Investments." These risks are highlighted and additional risks are present in the case of investments in emerging markets or countries with limited or developing capital markets such as most of the Asian countries in which the Fund will invest. See "More Information About the Funds' Investments -- Risks of Emerging Markets."

    For temporary defensive purposes, the Emerging Asia Fund may invest some or all of its assets in debt instruments and may invest up to 100% of its assets in securities (including equity securities) principally traded in the United States. See "More Information About the Funds' Investments -- Temporary Defensive Strategies."

    For a description of additional investment techniques that may be utilized by the Emerging Asia Fund and the risks associated with all of the Fund's investments, see "More Information About the Funds' Investments" below and the Statement.


The EMEA Fund

    The investment objective of the EMEA Fund is capital appreciation through investment primarily in equity securities of issuers located in European, Middle Eastern and African countries with emerging markets and developing economies ("EMEA Countries"). Such EMEA Countries may include Botswana,
Czech Republic, Ghana, Greece, Hungary, Israel, Jordan, Kazakhstan, Kenya, Morocco, Namibia, Nigeria, Poland, Portugal, Russia, Slovakia, Slovenia,
South Africa, Turkey, Ukraine and Zimbabwe. The Fund may also invest in other countries in Europe, The Middle East or Africa when, in the opinion of the Manager, their markets become sufficiently developed. In addition to investing in securities listed on the exchanges of EMEA Countries, the Fund may invest in securities listed on more established securities markets through ADRs, GDRs, AND EDRs. See "More Information About the Funds' Investments -- Depositary Receipts." The Fund may also invest in securities traded in over-the-counter markets.

    Under normal conditions, the EMEA Fund will be primarily invested in equity securities. Such securities may, in addition to common stocks, include convertible bonds, convertible preferred stocks, warrants, rights and other securities convertible into common stock.

    Investing in securities of foreign issuers and in securities traded in foreign markets involves special risks. See "More Information About the Funds' Investments -- Special Risks of Foreign Investments." These risks are heightened and additional risks are present in the case of investments in emerging markets or countries with limited or developing capital markets such as many of the EMEA Countries in which the Fund will invest. See "More Information About the Funds' Investments -- Risks of Emerging Markets."

    For temporary defensive purposes, the EMEA Fund may invest some or all of its assets in debt instruments and may invest up to 100% of its assets in securities (including equity securities) principally traded in the United States. See "More Information About the Funds' Investments" -- Temporary Defensive Strategies."

    For a description of additional investment techniques that may be utilized by the EMEA Fund and the risks associated with all of the Fund's investments, see "More Information About the Funds' Investments" Below and the Statement.


                    MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS


    LOCATION OF ISSUERS. A number of the Funds' policies are determined by reference to whether an issuer is "located in" a particular country or group of countries. In determining whether an issuer is "located in" a particular country for those purposes, the Manager will consider: (i) whether the issuer's securities are principally traded in the country's markets; (ii) where the issuer's principal offices or operations are located; and (III) whether a significant portion of the issuer's revenues are derived from goods or services sold or manufactured in the country. No single factor will necessarily be determinative nor must all be present for the Manager to determine that an issuer is "located in" a particular country. The Manager may also consider other factors in making this determination.


    INVESTMENT RISKS. An investment in any Fund involves risks similar to those of investing in common stock or other equity securities directly. Investment in a Fund's shares is, like investment in equity securities, more volatile and risky than some other forms of investment. Just as with such securities, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. These types of risks may be greater with respect to investments in securities of foreign issuers and may be heightened in the case of emerging market securities. In addition, a Fund's investments will often be denominated in foreign currencies, whose values continually change in relation to the dollar. These varying relationships will also affect the value of a Fund's shares.


    SPECIAL CONSIDERATIONS OF FOREIGN INVESTMENTS. All of the Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on capital, dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions, custodial and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. See "Taxes."



    RISKS OF EMERGING MARKETS. The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of business, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. Expropriation, nationalization or other confiscation due to political change could result in a Fund's loss of its entire investment in the country involved. The possibility or reality of nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economies of countries and the value of the Funds' investments in those countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product ("GDP") or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. The domestic economies of emerging countries are generally not as diversified as those of the United States and certain Western European countries. A significant portion of many of such countries' national GDPs are represented by one commodity or groups of commodities. World fluctuations in the prices of certain commodities may significantly affect the economy involved. Such countries' economies may also be dependent on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, including trade barriers, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.


    As described above under "Investment Objectives and Policies," all of the Funds may invest in issuers of emerging markets and several of the Funds may invest primarily in such markets. Several of the Funds may concentrate their investments in particular regions, such as in the emerging markets of Latin America and the Pacific Basin. Such Funds will be subject to all of the general risks described above as well as special risks (some of which are described below) that may affect the region where the Fund invests.

    ASIA. The Emerging Asia Fund is susceptible to political and economic factors affecting issuers in Pacific Basin countries. Although the Fund will not focus its investments in Japanese companies, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands.

Securities of issuers located in some Asian countries tend to have volatile prices and may offer significant potential for loss as well as gain. Further, certain companies in Asia may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries. However, many of the countries of the Pacific Basin are developing both economically and politically. Such countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Some Asian countries restrict the extent to which foreigners may invest in their securities markets. Taiwan, for example, permits foreign investment only through authorized qualified foreign institutional investors ("QFII"). Recently, the Manager was granted QFII status with its own investment quota enabling the Trust to purchase Taiwanese investments through various sub-accounts. The Manager will not collect charges or fees for the use of these facilities; however, the Funds' sub-accounts will owe custodial or transaction fees relating to investments through these facilities.

    LATIN AMERICA. Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems, including high inflation rates and high interest rates. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.


    MIDDLE EAST/AFRICA. The securities markets of Middle Eastern and African countries are significantly smaller than the U.S. securities markets and have substantially less trading volume. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as high concentrations of investors and financial intermediaries. Many of the Middle Eastern and African countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western Europe. Such instability may result from, among other things; (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring counties; and (v) ethnic, religious and racial disaffection. Such economic, political and social instability could severely disrupt the principal financial markets in which the Fund invests and could severely affect the value of the Fund's assets. In addition, governments of many Middle Eastern and African countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern and African countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio. The legal systems in certain Middle Eastern and African countries also may have an adverse impact on the fund. For example, while the potential liability for a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain Middle Eastern and African countries. Similarly, the rights of investors in Middle Eastern and African Issuers may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgement in a Middle Eastern or African country.

    CURRENCY RISKS; HEDGING TRANSACTIONS. The Funds may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies. As a result, fluctuations in currency exchange rates and currency devaluations, if any, will affect the U.S. dollar value of the Funds' portfolio securities as well as the net asset value of the Funds' shares. The Funds may use various investment products to reduce certain risks to the Funds of exposure to local currency movements. These products include currency forward contracts, futures contracts and options thereon, and options and "spot" transactions directly in foreign currencies. A Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques. The Funds' ability to use these products may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these products would succeed in reducing the risk to the Fund of exposure to local currency movements. Movements in the prices or values of these investment products may not correlate precisely with changes in the value of the related currency. New financial products and risk management techniques continue to be developed and the Funds may use these new investments and techniques to the extent consistent with their investment objective and policies. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         FORWARD CONTRACTS: A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

         CURRENCY FUTURES CONTRACTS: The Funds may enter into financial futures contracts for the purchase or sale for future delivery of foreign currencies. A sale of a futures contract entails entering into a contractual obligation to deliver the foreign currency called for by the contract at a specified price on a specified date. A purchase of a futures contract entails entering into a contractual obligation to acquire the foreign currency called for by the contract at a specified price on a specified date.

         Currency futures contracts are traded only on commodity exchanges --known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

         Although futures contracts by their terms often call for actual delivery or acceptance, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

         The purchase or sale of a currency futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker.
    This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         OPTIONS ON CURRENCY FUTURES. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash by the holder of the option in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

         A Fund will write (sell) only covered put and call options on currency futures. This means that the Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, the Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its Custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its Custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its Custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

         OPTIONS ON FOREIGN CURRENCIES: The Funds may purchase and write put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to expected movements, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Funds' investments in options on foreign currencies. See the Funds' Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

         LIMITATIONS ON THE USE OF CURRENCY FUTURES PORTFOLIO STRATEGIES. The Funds' ability to engage in currency futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of currency futures. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Funds' ability to engage in such transactions may be limited by tax considerations.

         RISK FACTORS IN CURRENCY FORWARD AND FUTURES TRANSACTIONS. The Funds' investment in currency forward and futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the forward or futures contract and the price of the related currency. The risk of imperfect correlation generally tends to diminish as the maturity date of the forward or futures contract approaches.

         Also, when a Fund purchases currency forward or futures contracts (or options thereon) to hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward or futures contract that is not offset by a reduction in the price of the securities purchased.

         The amount of risk a Fund assumes when it purchases an option on a currency futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying contract above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying contract for an exercise price higher than its then current market value, resulting in a potential loss unless the contract subsequently appreciates in value.

         The liquidity of a secondary market in a futures contract or related option may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

    INDEX FUTURES. To the extent opportunities are available, each Fund may purchase futures contracts or options on futures contracts on various stock indices ("Index Futures") for investment purposes. An Index Future is a contract to buy an integral number of units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant Index.

    The Funds may invest in Index Futures while the Manager seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. Each Fund may also invest in Index Futures when the Manager believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for a Fund pending investment in such stocks if and when they do become available. Through this use of Index Futures, a Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by a Fund.

    As contrasted with purchases of a common stock, no price is paid or received by a Fund upon the purchase of a futures contract. Upon entering into a contract, a Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, will be determined by the futures exchange on which Index Futures are traded before trading of Index Futures commences. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

    A Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    A Fund's investment in Index Futures involves risk. Positions in Index Futures may be closed out by a Fund only on the futures exchanges on which Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into in the price beyond the limit. In such events, it may not be possible for a Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. When a Fund has purchased a futures contract, its risk is, however, limited to the amount of the contract. The futures market may attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions. In addition, investment in Index Futures involves the risk of an imperfect correlation between movement in the relevant Index and the price of Index Futures. This lack of correlation may result from investors closing out futures contracts in order to avoid additional margin deposit requirements or from the fact that trading hours for Index Futures may not correspond perfectly to hours of trading on the relevant foreign exchanges. Before a United States entity may purchase or sell futures contracts traded on foreign exchanges, the CFTC must approve the contract for purchase and sale by U.S. persons. Those contracts may involve greater risks, including less liquidity and less governmental supervision.

    DEPOSITARY RECEIPTS.  Each Fund may invest in American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs) (collectively, "Depositary Receipts") if issues of such Depositary Receipts are available that are consistent with a Fund's investment objective. Depositary Receipts generally evidence an ownership interest in a corresponding security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

    INVESTMENT COMPANIES. Each of the Funds may invest up to 10% of its total assets through investment companies or other collective investment vehicles designed to permit investments in a portfolio of securities listed in a particular developing country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. As a shareholder of these kinds of investment vehicles, a Fund may indirectly bear fees which are in addition to the fees the Fund pays its own service providers.

    Section 17(a) of the Investment Company Act of 1940 (the "1940 Act") prohibits most purchase and sale transactions between a registered investment company and its affiliates (and their affiliates), including transactions between separate series of a single investment company. Thus, the sale or purchase of securities or other property to or from any series of the Trust by an affiliate of such series (or an affiliate of such an affiliate) is prohibited. This would include any other series of the Trust, and any other investment company or account managed by Martin Currie, Inc. or an affiliate. Rule 17a-7 under the 1940 Act provides an exemption for sales and purchases among investment companies and other persons (or accounts) which are affiliated solely by reason of having a common investment adviser (or affiliated investment advisers), common board members and/or common officers, provided that certain conditions (designed to ensure that the transaction is fair to the investment company) are met. Rule 17a-7 requires that the trustees of an investment company adopt procedures designed to ensure that any transactions subject to the rule comply with the rule's conditions and that trustees review all transactions effected pursuant to such procedures on a quarterly basis. The trustees of the Trust approved such procedures governing transactions permitted by Rule 17a-7 on June 6, 1994.

    TEMPORARY DEFENSIVE STRATEGIES. For temporary defensive purposes, each Fund may vary from its investment policy during periods in which conditions in certain countries or securities markets or other economic or political conditions warrant. Each Fund may reduce its position in securities relating to its investment objective and may invest without limit in short-term debt securities (for this purpose, securities with a remaining maturity of one year or less) issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") and U.S. dollar-denominated money market instruments or foreign currency-denominated short-term debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities, which in each case are rated BB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if not so rated, deemed to be of equivalent quality by the Manager. Each Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in any of the foregoing types of securities as well as in repurchase agreements as described below under the sub-caption "-Repurchase Agreements." Also for defensive purposes, each Fund may invest its assets in securities (including equity securities) principally traded in the United States; PROVIDED; HOWEVER, that the Global Growth Fund's weighting of investments in U.S. equity securities will not exceed the U.S. weighting in the MSCI World Index by more than 20% and the Opportunistic EAFE Fund's weighting of investments in U.S. equity securities will not exceed the U.S. weighting in the MSCI EAFE Index by more than 20%.

    REPURCHASE AGREEMENTS. As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller under a repurchase agreement becomes insolvent, a Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Also, if a seller defaults, the value of such securities may decline before a Fund is able to dispose of them.


    ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in "illiquid securities," that is, securities which the Fund may not readily dispose of within 7 days at a price approximately the value used by the Fund for purposes of calculating its net asset value. These securities include those whose disposition is restricted by securities laws. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount.


    PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds. The portfolio turnover rates for the Funds' last two fiscal years are set forth below:

                                          Portfolio Turnover Rates for
                                              Years Ended April 30,
                                              --------------------

    Fund                                         1996      1995
    ----                                         ----      ----
    The Global Growth Fund                       38%       44%
    The Opportunistic EAFE Fund                  37        39
    The Global Emerging Markets Fund             N/A       N/A
    The Japan Small Companies Fund               37        33
    The Emerging Americas Fund                   61        89
    The Emerging Asia Fund                       65        0
    The EMEA Fund                                N/A       N/A


    In any particular year market conditions may well result in greater rates than are presently anticipated. The rate of a Fund's turnover may vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund.

                                  PURCHASE OF SHARES

    You may make an initial purchase of shares of any Fund by submitting a completed subscription agreement (attached as Exhibit A) and payment to the Trust in accordance with the instructions set forth in the subscription agreement.

    While purchases are permitted on any business day, the Trust encourages investors to make purchases on the first day of a month as this will allow the Trust to avoid the expense of determining a Fund's net asset value other than once a month. See "Determination of Net Asset Value." In order for a purchase order to be effective as of a particular day, the Fund must have accepted the order and have received immediately available funds by 5:00 p.m. (New York time) on such day.

    The minimum initial investment in each Fund must be worth at least $1,000,000; subsequent investments must be worth at least $100,000. The Trust reserves the right to waive these minimums in its sole discretion.

    Shares of each Fund may be purchased by (i) giving cash, (ii) exchanging securities on deposit with a custodian acceptable to the Manager or (iii) a combination of such securities and cash. Purchase of shares of the Funds in exchange for securities is subject in each case to the determination by the Manager that the securities to be exchanged are acceptable for purchase by the Fund. In all cases the Manager reserves the right to reject any particular investment. In particular, and without limiting the generality of the foregoing, the Manager may reject an investment if, in the opinion of the Manager, the size of the investment and/or the transaction costs associated with the investment are such that there would be a material discrepancy between the purchase premium and the Fund's transaction expenses. Securities accepted by the Manager in exchange for Fund shares will be valued in the same manner as the Fund's assets as described below as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling the Trust (Attention: Susan Gillingham) at 011-44-131-229-5252 before 12:00 noon (New York time) on business days.

    The purchase price of shares of a Fund is (i) the net asset value next determined after a purchase order is received plus (ii), in the case of cash investments, a purchase premium equal to the percentage of the amount invested shown below PROVIDED, HOWEVER, that the Manager will waive such premium on behalf of the Trust if, in the view of the Manager, there are minimal brokerage and transaction costs incurred in connection with the purchase. To the extent that shares are purchased at a time when other shares of the same Fund are being redeemed, the Manager will treat the purchase (up to the amount being concurrently redeemed) as involving minimal brokerage and transaction costs and will charge any purchase premium only with respect to the excess, if any, of the amount of the purchase over the amount of the concurrent redemption. If there is more than one purchase at the time of a concurrent redemption, each of the purchasers will share, pro rata, in the reduction in purchase premium caused by the concurrent redemption. There is no purchase premium on purchases in-kind or on purchases effected through the reinvestment of dividends. All purchase premiums are paid to and retained by the relevant Fund and are intended to cover brokerage and other expenses of the Fund arising in connection with a cash purchase. Absent any waiver, the following purchase premiums shall be applicable to cash purchases:


         FUND                                                  PURCHASE PREMIUM

The Global Growth Fund                                                   0.75%
The Opportunistic EAFE Fund                                              0.75
The Global Emerging Markets Fund                                         1.00
The Japan Small Companies Fund                                           1.00
The Emerging Americas Fund                                               1.75
The Emerging Asia Fund                                                   1.75
The EMEA Fund                                                            1.25


    The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to a Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional Fund shares by exchange of securities.

    Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares of beneficial interest and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time upon notification to the Trust and confirmation by the Trust (Attention: Susan Gillingham at tel. 011-44-131-229-5252, fax 011-44-131-228-5959.

    Purchases of shares in any Fund are limited to persons who are "accredited investors" as defined in Regulation D under the Securities Act of 1933, as amended, and who have completed and signed a subscription agreement in the form attached hereto as Exhibit A. Each Fund reserves the right to reject any purchase order for any reason which the Fund in its sole discretion deems appropriate. Purchasers must be acquiring shares for their own account and for investment purposes only. Each Fund reserves the right to suspend or change the terms of the offering of its shares.

                                 REDEMPTION OF SHARES

    THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED OR RESOLD UNLESS SO REGISTERED OR EXEMPT THEREFROM. However, the securities are redeemable.

    You can redeem your shares by sending a written request by mail or by telecopy to the Trust (c/o Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES; Attention: Susan Gillingham; Telecopy # 011-44-131-228-5959 AND to the Transfer Agent (State Street Bank and Trust Company, Transfer Agent Operations, P.O. Box 1978, Boston, MA 02105; Telecopy # 617-985-9626). The request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as officers, trustees or custodian or on behalf of a partnership, corporation or other entity).

    Shares of a Fund may be redeemed on any business day. However, the Trust encourages investors to make redemptions on the first day of a month as this will allow the Trust to avoid the expense of determining a Fund's net asset value other than once a month. See "Determination of Net Asset Value."

    The redemption price is (i) the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form, less (ii), in the case of cash redemptions, a redemption fee equal to the percentage of the amount redeemed indicated below. To the extent that shares are redeemed at a time when other shares of the same Fund are being purchased, the Manager will treat the redemption (up to the amount being concurrently purchased) as involving minimal brokerage and transaction costs and will charge a redemption fee only with respect to the excess, if any, of the amount of the redemption over the amount of the concurrent purchase. If there is more than one redemption at the time of a concurrent purchase, each of the redeeming shareholders will share, pro rata, in the reduction in redemption fee caused by the concurrent purchase.
Redemption fees will be paid to and retained by the relevant Fund and are intended to cover brokerage and other expenses of the Fund in connection with cash redemptions. In the absence of any waiver, the following redemption fees will apply to cash redemptions:


    FUND                                                       REDEMPTION FEE

The Global Growth Fund                                                0.75%
The Opportunistic EAFE Fund                                           0.75
The Global Emerging Markets Fund                                      1.00
The Japan Small Companies Fund                                        1.00
The Emerging Americas Fund                                            1.75
The Emerging Asia Fund                                                1.75
The EMEA Fund                                                         1.25



    Shares of a Fund may be redeemed by the payment of the redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash if the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

    Payment on redemption will be made as promptly as possible and normally within seven days after the request for redemption is received by the Trust in good order. If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, a Fund may withhold redemption proceeds until that check has cleared. A redemption request is in good order if it includes the exact name in which shares are registered and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. Cash payments will be made by transfer of Federal funds for payment into the investor's account.

    When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing with the signature guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies.

    The Trust may suspend the right of redemption and may postpone payment for any Fund for more than seven days during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                           DISTRIBUTION AND SERVICING PLANS

    The Trust has adopted a distribution and servicing plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund (the "Plans"). The Plans authorize the Manager to spend an amount of the advisory fees it collects from each Fund up to 0.25% per annum of the average monthly net assets of the Fund for activities or services primarily intended to result in the sale of shares of the relevant Fund or for the provision of personal services to shareholders of such Fund.


                           DETERMINATION OF NET ASSET VALUE


    The net asset value of a share of each Fund will be determined as of the close of the business day in New York on any day on which an order for purchase or redemption of a Fund's shares is received. While the Trust will accept purchase or redemption orders on any day, shareholders are encouraged to submit purchase and redemption orders on the last day of a month so as to permit the Trust to avoid the expense of determining the net asset value of a Fund especially for the purpose of accommodating the purchase or redemption. The net asset value per share for a Fund is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of that Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the mean of the most recent quoted bid and ask prices unless the trustees, or persons acting on their behalf, determine that such value is not the fair value of such a security. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and ask prices, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Other assets and securities for which no quotations are readily available (or for which quotations are not believed by the trustees to be reliable) are valued at fair value as determined in good faith by the trustees of the Trust, or by persons acting pursuant to procedures established by the trustees.


                                    DISTRIBUTIONS

    The Funds intend to pay out as dividends substantially all of their net investment taxable income (which comes from dividends and any interest they receive from investments and net realized short-term capital gains). For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options on currency futures written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions may be treated as short-term capital gain. The Funds also intend to distribute substantially all of their net realized long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's policy is to declare and pay distributions of its dividend income annually, although any Fund may do so more frequently as determined by the trustees of the Trust. Each Fund's policy is to distribute net realized short-term capital gains and net realized long-term gains annually although any Fund may do so more frequently as determined by the trustees of the Trust to the extent permitted by applicable regulations.

    All dividends and/or distributions will be paid in shares of the relevant Fund at net asset value unless the shareholder elects in the subscription agreement to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the subscription agreement.

                                        TAXES

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies, the Fund itself will not pay federal income tax on its dividend, interest and certain other income, its net realized short-term gains and its net realized long-term capital gains distributed to its shareholders. Dividend distributions (I.E., distributions derived from interest, dividends and certain other income, including in general short-term capital gains) will be taxable to shareholders subject to income tax as ordinary income. Distributions of any long-term capital gains are taxable as such to shareholders subject to income tax, regardless of how long a shareholder may have owned shares in the Fund. Distributions from the Fund will be taxed as described above whether received in cash or in shares through reinvestment of dividends. A distribution paid to shareholders by a Fund in January of a year is generally deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. A Fund's transactions in foreign currencies and hedging activities will likely produce a difference between its book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company. The sale or redemption of shares of Fund, including a redemption in-kind, is a taxable event to the selling or redeeming shareholder.

    The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

    Each Fund may make an election with the Internal Revenue Service for each fiscal year which would allow shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for foreign income taxes paid by the Fund. As a result, income of a Fund from non-U.S. sources that is distributed to Fund shareholders would be treated as income from non-U.S. sources to the shareholders. The amount of foreign income taxes paid by a Fund would be treated as foreign taxes paid directly by Fund shareholders and, in addition, this amount would be treated as additional income to Fund shareholders from non-U.S. sources regardless of whether the Fund shareholder would be eligible to claim a foreign tax credit or deduction. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations.

    The foregoing is a general summary of the federal income tax consequences for shareholders who are U.S. citizens or corporations. Fund shareholders who are not U.S. citizens or which are foreign corporations may receive substantially different tax treatment of distributions by the Funds. Shareholders should consult their own tax advisors about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

                               MANAGEMENT OF THE TRUST

    Each Fund is advised and managed by Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh Scotland (the "Manager"). The Manager is a registered investment adviser which, together with its affiliates, advises other mutual funds, ERISA Group Trusts and other private accounts. The Manager is a wholly owned subsidiary of Martin Currie Ltd. which is controlled by some of the Executive Directors of the various subsidiaries of Martin Currie Ltd.

    Investment decisions made by the Manager for the Funds are made by committees organized for that purpose and no person or persons are primarily responsible for making recommendations to such committees.

    Under the Management Contract with the Trust on behalf of each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Funds, the right of the Trust to use the identifying name "Martin Currie" with respect to any Fund may be withdrawn.

    Under the Management Contract, each Fund pays the Manager a quarterly management fee at the following annual rate of the respective Fund's average net assets:


    FUND                                                          MANAGEMENT FEE

    The Global Growth Fund                                             0.70%
    The Opportunistic EAFE Fund                                        0.70
    The Global Emerging Markets Fund                                   0.80
    The Japan Small Companies Fund                                     1.00
    The Emerging Americas Fund                                         1.50
    The Emerging Asia Fund                                             1.50
    The EMEA Fund                                                      1.50

The Manager has agreed with the Trust to reduce its fee to each Fund until further notice to the extent necessary to limit each Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to the percentage shown under "Summary of Expenses" above. The Manager's fee for management of each Fund is higher than that paid by most other mutual funds but is comparable to the management fees of mutual funds with similar investment objectives.

    The organizational expenses of the Funds as well as all other expenses incurred in the operation of the Funds are borne by the relevant Fund, including but not limited to brokerage commissions, transfer taxes and extraordinary expenses in connection with its portfolio transactions, all applicable taxes, the compensation of trustees who are not directors, officers or employees of the Manager or its affiliates, interest charges, charges of custodians, auditing and legal expenses.

                   DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES


    The Trust is a diversified open-end series investment company organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated May 20, 1994, as amended.



    The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest which are presently divided into nine series, two of which are currently inactive. Each share of a series represents an equal proportionate interest in that series with each other share. The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares into various sub-series (or "classes") of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.


    Subject to the restrictions described under "Redemption of Shares," the Trust's shares are freely transferable. Shareholders are entitled to dividends as declared by the trustees, and, in liquidation of the relevant Fund's portfolio, are entitled to receive the net assets of the portfolio.
Shareholders are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Special meetings of shareholders may be called for purposes such as electing or removing trustees, changing a fundamental investment policy or approving an investment advisory agreement. In addition, a special meeting of shareholders of the Fund will be held if, at any time, less than a majority of the trustees then in office have been elected by shareholders of the Fund.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

    Because the Trust is organized as a Massachusetts business trust, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. Massachusetts business trusts are voluntary associations; therefore, a court might deem the Trust to be a partnership if shareholders exercise significant control over the Trust's management. However, the Trust's Agreement and Declaration of Trust explicitly limits shareholder liability and provides shareholders with indemnification rights payable out of Trust assets if shareholders were held liable for Trust obligations. Thus, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.


             ADMINISTRATOR; CUSTODIAN; TRANSFER AND DIVIDEND PAYING AGENT

    State Street Bank & Trust Company, 225 Franklin Street, Boston, MA 02110 serves as the Trust's administrator, custodian and transfer and dividend paying agent. Each Fund pays the Administrator a fee at the rate of 0.08% of such Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

                               INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110 serves as the Trust's independent public accountants.

                                    LEGAL COUNSEL

    Ropes & Gray, One International Place, Boston, MA 02110, is the Trust's legal counsel.

                                SHAREHOLDER INQUIRIES


    Shareholders may direct inquiries to the Trust c/o Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland, United Kingdom EH1 2ES (Attention: Susan Gillingham), tel. 011-44-131-229-5252, fax 011-44-131-479-4747. Institutional investors in the U.S. may contact Martin Currie Investor Services, Inc., an affiliate of the Manager, 53 Forest Avenue, Old Greenwich, CT 06870, tel. 203-698-9031 (Attention: Steven Johnson).

                                                                       EXHIBIT A

                             MARTIN CURRIE BUSINESS TRUST

                                SUBSCRIPTION AGREEMENT
                                         for
                            Shares of Beneficial Interest

                                                        Amount of
                                                        Subscription
                                                        (US$)

         MCBT Global Growth Fund                        --------

         MCBT Opportunistic EAFE Fund                   --------

         MCBT Global Emerging Markets Fund              --------

         MCBT Japan Small Companies Fund                --------

         MCBT Emerging Americas Fund                    --------

         MCBT Emerging Asia Fund                        --------

         MCBT EMEA Fund                                 --------



                 Total Subscription Price  $________


                                SUBSCRIBER INFORMATION

Name of Subscriber:
_________________________________________________________________
(hereinafter "SUBSCRIBER")

Name for Registration
_________________________________________________________________
(if different from above)

Person Signing (if different):
_________________________________________________________________

Capacity (if applicable):
_________________________________________________________________
Address:
_________________________________________________________________
              (Number and Street)
_________________________________________________________________
              (City)         (State)         (Zip Code)
Telephone:
_________________________________________________________________
Fax:
_________________________________________________________________

                                   BANK INFORMATION
Bank Name:
_________________________________________________________________
ABA Number:
_________________________________________________________________
Address:
_________________________________________________________________
              (Number and Street)


_________________________________________________________________
              (City)         (State)         (Zip Code)

Telephone:
_________________________________________________________________
Fax:
_________________________________________________________________
Account Name:
_________________________________________________________________

Account Number:
_________________________________________________________________

SUBSCRIBER hereby agrees as follows:

1. SUBSCRIBER hereby subscribes for shares of beneficial interest in the one or more series (each a "Fund") of Martin Currie Business Trust (the "Trust") indicated above and in the dollar amount(s) set forth above. Upon completion of this Subscription Agreement, SUBSCRIBER should send this agreement by telecopy and courier to:


         Martin Currie Business Trust
         c/o Martin Currie, Inc.
         20 Castle Terrace
         Edinburgh, Scotland
         United Kingdom EH1 2ES
         ATTENTION:  Susan Gillingham
         TELECOPY:  011-44-131-479-4747


    After the Trust has reviewed the completed Subscription Agreement, SUBSCRIBER will receive telephonic notice of the acceptance or non-acceptance of the subscription. If the subscription is accepted by the Trust, SUBSCRIBER agrees to wire immediately available funds in the amounts indicated on the cover of this Subscription Agreement to:

         State Street Bank and Trust Company
         Boston, Massachusetts
         ABA # 011000028

         BNF = AC-42306662 "Mutual Fund F/B/O
         Martin Currie Business Trust"

         OBI = "NAME OF FUND"
         Shareholder Name

2. SUBSCRIBER agrees that, unless the Trust is otherwise specifically notified, this subscription will be treated as a subscription for shares of beneficial interest in the indicated Funds (the "Shares") to become effective as of the first day of the month following the satisfaction of all of the conditions specified in Section 3 of this Subscription Agreement. Any funds received by the Trust before such date will be held for investment on such first day of the month.

3. SUBSCRIBER understands and agrees that this subscription for the Shares is ineffective and that SUBSCRIBER will not become a shareholder of the Trust until (i) SUBSCRIBER completes all applicable information requested in this Subscription Agreement, (ii) SUBSCRIBER executes this Subscription Agreement and delivers it to the Trust, (iii) the Trust accepts the Subscription Agreement, which acceptance may be withheld in the Trust's sole discretion, and (iv) the Trust can and has confirmed that the subscription amount has been received in the account listed in Section 1 above.


4. SUBSCRIBER represents and warrants to the Trust that SUBSCRIBER has received a copy of the Private Placement Memorandum dated June 16, 1997 (the "Placement Memorandum") relating to the offer for sale by the Trust of the Shares and has had an opportunity to request a Statement of Additional Information dated as of June 16, 1997 (the "SAI"), and has reviewed the Placement Memorandum carefully prior to executing this Subscription Agreement. SUBSCRIBER acknowledges that SUBSCRIBER had the opportunity to ask questions of, and receive answers from, representatives of the Trust concerning terms and conditions of the Offering and to obtain any additional information necessary to verify the accuracy of the information contained in the Placement Memorandum or the SAI. SUBSCRIBER further acknowledges that no person is authorized to give any information or to make any representation which is contrary to the information contained in the Placement Memorandum or the SAI and that, if given or made, any such contrary information or representation may not be relied upon as having been authorized.


5. SUBSCRIBER understands and agrees that a purchase premium may be applicable to this subscription for the Shares according to the terms described in the Placement Memorandum, and that some of the funds paid under this Agreement may be applied to such purchase premium.

6.  SUBSCRIBER hereby elects:

   [ ] To reinvest all distributions of income and realized capital gains from a Fund in additional shares of that Fund

                                          OR

   [ ] To receive all distributions of income and realized capital gains from a Fund as cash when declared.

    SUBSCRIBER understands and agrees that, unless otherwise indicated above, SUBSCRIBER will be deemed to have elected to reinvest all distributions of income and capital gains.

7. SUBSCRIBER understands and acknowledges that, in selling the Shares to SUBSCRIBER, the Trust is relying on the representations made and information supplied in this Subscription Agreement to determine that the sale of the Shares to SUBSCRIBER complies with (or meets the requirements of any applicable exemption from) the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws.

8. SUBSCRIBER represents that it is acquiring the Shares subscribed for by this Subscription Agreement for its own account for investment only and not with a view to any resale or distribution.

9. SUBSCRIBER represents that it (either alone or together with its purchaser representative, whose identity has been disclosed to the Trust, if any) has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the investment represented by the Trust and that SUBSCRIBER is able to bear the economic risk of this investment including the risk of loss of the investment.

10. SUBSCRIBER understands that the Trust will offer the Shares only to investors which qualify as "accredited investors" as defined in Regulation D under the 1933 Act. SUBSCRIBER represents that it qualifies as an "accredited investor" because SUBSCRIBER is described in the paragraph or paragraphs indicated below: (CHECK ONE OR MORE).

   [ ] A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

   [ ] A natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of purchase of the Shares.

   [ ] A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the 1933 Act.

   [ ] An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000.

   [ ]   A private business development company as defined in
         Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

   [ ] A bank as defined in Section 3(a)(2) of the 1933 Act, or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

   [ ] A Trustee or Executive Officer of the Trust whose purchase exceeds $1,000,000.

   [ ] An entity in which all of the equity owners are accredited investors as defined above.

11. SUBSCRIBER represents that it is a resident of (or, if SUBSCRIBER is an entity, its principal offices are located in) __________________.
                                                      (U.S. State)

12. SUBSCRIBER agrees to promptly notify the Trust of any development that causes any of the representations made or information supplied in this Subscription Agreement to be untrue at any time.

13. SUBSCRIBER understands that the Shares are not publicly traded and that there will be no public market for the Shares upon completion of the Offering.

14. SUBSCRIBER understands and agrees that the Shares are being sold in a transaction which is exempt from the registration requirements of the 1933 Act and, in certain cases, of state securities laws, and that such interests will be subject to transfer restrictions under the 1933 Act and applicable state securities laws and, except to the extent that redemption is permitted as described in the Placement Memorandum and the SAI, must be held indefinitely unless subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available. The undersigned further understands and agrees that the Trust is under no obligation to register such Shares and that any exemptions are extremely limited.

15. SUBSCRIBER agrees to transfer all or any part of its Shares only in compliance with all applicable conditions and restrictions contained in this Subscription Agreement, the

    Placement Memorandum, the SAI, the 1933 Act and any applicable state securities laws.

16. SUBSCRIBER hereby agrees to be bound by all terms and conditions of this Subscription Agreement.

17. This Subscription Agreement shall be governed by and construed under the laws of The Commonwealth of Massachusetts and is intended to take effect as an instrument under seal and shall be binding on SUBSCRIBER in accordance with its terms.

18. Please sign this Subscription Agreement exactly as you wish your Shares to be registered. (The information supplied by you below should conform to that given on the cover page).

Dated:  __________, _____         Name of SUBSCRIBER:____________________

                                  By:_______________________

                                  Name of Person Signing if different
                                  from SUBSCRIBER:______________________
                                                  (please print)

                                         Capacity:______________________
                                                  (please print)

                                  Accepted:

                                  MARTIN CURRIE BUSINESS TRUST

                                  By:___________________________
                                  Name:
                                  Title:


    A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of any Fund individually but are binding only upon the assets and property belonging to the Funds.

Part B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 10. COVER PAGE

         See the Cover Page of the Statement of Additional Information attached as Appendix B to this Part B of the Registration Statement (the "Statement of Additional Information").

Item 11. TABLE OF CONTENTS

         See the Table of Contents of the Statement of Additional Information.

Item 12. GENERAL INFORMATION AND HISTORY

         Not applicable.

Item 13. INVESTMENT OBJECTIVES AND POLICIES

         See the section entitled "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

Item 14. MANAGEMENT OF THE FUND

         See the section entitled "Management of the Trust" in the Statement of Additional Information.

Item 15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         See the section entitled "Management of the Trust" in the Statement of Additional Information.

Item 16. INVESTMENT ADVISORY AND OTHER SERVICES

         See the section entitled "Investment Advisory and Other Services" and "Distribution and Servicing Plans" in the Statement of Additional Information.

Item 17. BROKERAGE ALLOCATION

         See the section entitled "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

Item 18. CAPITAL STOCK AND OTHER SECURITIES

         See the Cover Page of the Private Placement Memorandum and the sections entitled "Description of the Trust"; "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" in the Statement of Additional Information.

Item 19. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

         See the sections entitled "How to Buy Shares" "Redemptions" and "Net Asset Value and Offering Price" in the Statement of Additional Information.

Item 20. TAX STATUS

         See the section entitled "Income Dividends, Capital Gain Distributions and Tax Status" in the Statement of Additional Information.

Item 21. UNDERWRITERS

         Not applicable.

Item 22. CALCULATION OF PERFORMANCE DATA

         Not applicable.

Item 23. FINANCIAL STATEMENTS


         See the section entitled "Financial Statements" in the Statement of Additional Information. The unaudited financial statements as of October 31, 1996 contained in the registrant's Semi-Annual Report are incorporated by reference to such Report filed on Form N-30D on January 2, 1997.

                                                            Appendix B to Part B


                             MARTIN CURRIE BUSINESS TRUST

                         STATEMENT OF ADDITIONAL INFORMATION

                                    June 16, 1997










    This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Martin Currie Business Trust Private Placement Memorandum dated June 16, 1997, and should be read in conjunction therewith. A copy of the Private Placement Memorandum may be obtained from Martin Currie Business Trust, c/o Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS . . . . . . . . . . . . . . .1

MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . .5

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . . 10

DISTRIBUTION AND SERVICING PLANS . . . . . . . . . . . . . . . . . . . . . . 13

PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . . . . . . . . . . . . . . . 13

DESCRIPTION OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . 14

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

NET ASSET VALUE AND OFFERING PRICE . . . . . . . . . . . . . . . . . . . . . 17

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS. . . . . . . . . 18

EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20



--------------------------------------------------------------------------------

                   INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

    The investment objective and policies of each series ("Fund") of Martin Currie Business Trust (the "Trust"), are summarized in the Private Placement Memorandum under "Investment Objectives and Policies" and "More Information About the Funds' Investments." The investment policies of each Fund set forth in the Private Placement Memorandum and in this Statement of Additional Information may be changed by the Trust's trustees, without shareholder approval except that any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

    In addition to its investment objective and policies set forth in the Private Placement Memorandum, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

    Each Fund will not:

    *(1) Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    (2) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" management investment company to a "non-diversified" one without shareholder approval.

    *(3) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, however, any sale coupled with an agreement to repurchase or any Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by such Fund for purposes of this restriction.

    *(4) Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.

    *(5) Invest in commodities, except that the Fund may invest in financial futures contracts and options thereon, and options on currencies.

    *(6) Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and/or the making of loans of portfolio securities consistent with the Fund's investment objectives and policies.

    *(7) Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements. The SEC takes the position that government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) are a separate industry for these purposes.

    *(8) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets except to secure borrowings and as margin or collateral for financial futures, swaps, and other negotiable transactions in the over-the-counter market.

    The Trust understands that the staff of the SEC deems certain transactions that a Fund may enter into to involve the issuance of a senior security unless certain cash, U.S. government securities, high grade debt instruments or other liquid securities are deposited in a segregated account or are otherwise covered. Such transactions include: short sales, reverse repurchase agreements, forward contracts, futures contracts and options thereon, options on securities and currencies, dollar rolls, and swaps, caps, floors and collars.


CONVERTIBLE SECURITIES

    Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

    Like fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

    Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

BRADY BONDS

    The Emerging Americas Fund may invest in Brady Bonds of countries that have restructured or are in the process of restructuring their sovereign debt pursuant to the Brady Plan. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF may support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

    Brady Plan debt restructurings have been implemented to date in such countries as Mexico, Brazil, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina and the Philippines. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

    Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having the following valuation components: (i) the collateralized repayment of principal, if any, at final maturity, (ii) the collateralized interest payments, if any, (iii) the uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Fund may purchase Brady Bonds with no, or limited, collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds in which the Fund invests are likely to be acquired at a discount.

YANKEE BONDS

    The Funds may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

REPURCHASE AGREEMENTS

    Each Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

--------------------------------------------------------------------------------

                               MANAGEMENT OF THE TRUST

--------------------------------------------------------------------------------


    The trustees and officers of the Trust and their principal occupations during the past five years are as follows:

    C. JAMES P. DAWNAY* [49]-- TRUSTEE AND PRESIDENT. Director of Corporate Development at Martin Currie Ltd. since 1992. Formerly, Director of Mercury Asset Management and Chairman of Mercury Fund Managers.

    PATRICK R. WILMERDING [53] -- TRUSTEE. 79 Milk Street, Room 907, Boston, MA 02109. Self-employed investment manager since 1993. Director of The Providence Journal. Formerly, Director of Lenox Capital and Division Executive of The First National Bank of Boston.

    SIMON D. ECCLES [61]-- TRUSTEE. 27 Chestnut Street, Boston, MA 02108. Chairman and Manager of Venturi Investment Trust.

    W. STEWART COGHILL [58]-- VICE PRESIDENT AND TREASURER. Director of Finance and Administration of Martin Currie Ltd.

    J. GRANT WILSON [33]-- VICE PRESIDENT. Director and head of North American Investment Team at Martin Currie Investment Management Ltd. Formerly a North American fund manager at Gartmore Investments.

    JULIAN M.C. LIVINGSTON [36]-- CLERK. Legal Executive and Compliance officer at Martin Currie Group since August 1992. Fixed Income Analyst at Scottish Widows Investment Management, Ltd. from May 1991 to August 1992. Attorney at Linklaters & Paines prior to May 1991.

    Previous positions during the past five years with Martin Currie are omitted, if not materially different from the positions listed.

    The address of each trustee and officer of the Trust affiliated with Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Trust pays no compensation to its officers or to the trustees listed above who are interested persons of the Trust. For the fiscal year ended April 30, 1996, Simon Eccles and Patrick Wilmerding were

--------------------

    * Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.

paid $8,000 and $9,000, respectively. Currently, the Trust pays both Messrs. Eccles and Wilmerding $10,000 per annum.

    As of the date hereof, the trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

    The following table sets forth the name, address and percentage ownership of the control persons and each other holder of 5% or more of a Fund's outstanding securities as of July 31, 1996. Other than those shareholders noted below, the Trust believes that no person or group owns, of record or beneficially, 5% or more of the shares of any Fund. A holder is deemed to control a Fund through possession of beneficial ownership, either directly or indirectly, of more than 25% of the Fund's shares:

         Shareholder              Address             Percentage of Shares Held
         -----------              -------             -------------------------

GLOBAL GROWTH FUND

    The Fresh Air Fund       1040 Avenue of the                 33.7
                             Americas New York, NY
                             10018

    The Walter and Elise     One Lombard, Suite 305             66.3
     Haas Fund               San Francisco, CA  94111

OPPORTUNISTIC EAFE FUND

    Saint Lukes Health Care  101 Page Street                     5.0
     System                  New Bedford, MA  02740

    API Retirement Income    1220 L Street NW                    8.5
      Plan                   Washington, D.C.  20005

    National Geographic      1145 17th Street NW                 9.6
     Society                 Washington, D.C.  20036

    Georgia Tech             225 N Avenue, NW                    6.0
     Foundation Inc.         Atlanta, GA  30332-0182

    Comerica Bank as TTEE    2401 PGA BLVD                       6.7
     for The Henry Ford II   Suite 198
     STLMT TR # 1007871      Palm Beach Gardens, FL
                             33410

    Lin Television Corp.     1 Richmond Square                   5.9
     Retirement Plan         Providence, RI  02906

    Medtronics Inc.          7000 Central Ave, N.E.             12.9
                             Minneapolis, MN  55432

JAPAN SMALL COMPANIES
FUND

    CAAT Pension Plan        Suite 902                           7.0
                             50 Burnhamthorpe Road West
                             Mississauga
                             Canada

    LICR Fund Inc.           1345 Avenue of the Americas         5.7
                             Room 3424
                             New York, NY

    State Universities       1901 Fox Drive                      9.3
     Retirement System of    P.O. Box 2710
     Illinois                Champaign, IL 61825-2710


    Vought Aircraft Co.      P.O. Box 655907                     5.4
    Employee Benefit Fund    Dallas, TX  75265-5907

    Pennsylvania Public      P.O. Box 125                       26.8
     Schools Employee        Harrisburg, PA 17108-0125
     Retirement System

EMERGING AMERICAS FUND

    State Universities       1901 Fox Drive                      9.0
     Retirement System Of    P.O. Box 2710
     Illinois                Champaign, IL 61825-2710

    Mayo Foundation          200 SW 1st Street                   6.3
     Pension Fund            Rochester, MN 55905

    Mayo Foundation          200 SW 1st Street                   6.3
     General Fund            Rochester, MN 55905

    Maine State Retirement   State House Station #46             5.3
     System                  Augusta, ME 04333

    Pennsylvania Public      P.O. Box 125                       26.5
     Schools Employee        Harrisburg, PA 17108-0125
     Retirement System

    CAAT Pension Plan        Suite 902                           6.7
                             50 Burnhamthorpe Road
                             West
                             Mississauga
                             Canada

    LICR Fund Inc.           1345 Avenue of the                  5.1
                             Americas
                             Room 3424
                             New York, NY

EMERGING ASIA FUND

    Vought Aircraft Co.      P.O. Box 655907                     5.1
     Employee Benefit Fund   Dallas, TX  75265-5907

    LICR Fund Inc.           1345 Avenue of the                  5.8
                             Americas
                             Room 3424
                             New York, NY

         Shareholder              Address             Percentage of Shares Held
         -----------              -------             -------------------------

    State Universities       1901 Fox Drive                      8.8
     Retirement System of    P.O. Box 2710
     Illinois                Champaign, IL 61825-2710

    Mayo Foundation          200 SW 1st Street                   5.3
     Pension Fund            Rochester, MN 55905

    Mayo Foundation          200 SW 1st Street                   5.2
     General Fund            Rochester, MN 55905

    Pennsylvania Public      P.O. Box 125                       25.5
     Schools Employee        Harrisburg, PA 17108-0125
     Retirement System

    CAAT Pension Plan        Suite 902                           8.4
                             50 Burnhamthorpe Road
                             West
                             Mississauga
                             Canada

--------------------------------------------------------------------------------

                        INVESTMENT ADVISORY AND OTHER SERVICES

--------------------------------------------------------------------------------

    ADVISORY AGREEMENTS Martin Currie serves as the investment adviser of each Fund under a separate investment advisory agreement dated May 23, 1994 (June 16, 1997, in the case of the EMEA Fund) and subsequently reapproved. Martin Currie is a wholly-owned subsidiary of Martin Currie, Ltd. Under each investment advisory agreement, Martin Currie manages the investment and reinvestment of the assets of the relevant Fund, subject to supervision by the trustees of the Trust. Martin Currie furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, the investment advisory agreements provide that each Fund shall pay Martin Currie a quarterly investment advisory fee as stated in the Private Placement Memorandum.

    Under each investment advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Martin Currie shall pay such excess. Presently, none of the Funds nor the Trust as a whole is subject to any such expense limitation, however.

    As described in the Private Placement Memorandum, Martin Currie has agreed to certain voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Martin Currie at any time.

    During each fiscal year from each Fund's commencement of operations to April 30, 1996, Martin Currie received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:


                                                                          Fee Waivers and
                                                 Advisory Fees for        Expense Limitations
                           Commencement          fiscal year ending       for fiscal year ending
    Fund                  of Operations             April 30,                   April 30,
    ----                  -------------          ------------------       ----------------------

                                               1996            1995           1996            1995
                                               ----            ----           ----            ----
Global Growth Fund              6/15/94     $  282,867     $  224,290     $  107,235      $  81,381

Opportunistic EAFE Fund          7/1/94        655,301        213,097         51,287        113,102

Japan Small Companies Fund      8/15/94        603,494        147,123              0         32,425

Emerging Americas Fund          9/19/94        910,272        286,187        151,712              0

Emerging Asia Fund              3/24/95      1,216,136         47,587        202,689         27,339

Global Emerging Markets Fund    2/14/97            N/A            N/A            N/A            N/A

EMEA Fund                           N/A            N/A            N/A            N/A            N/A


    Each investment advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and
(ii) by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated without penalty by vote of the trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Martin Currie upon sixty days' written notice, and each terminates automatically in the event of its assignment.

    Each advisory agreement provides that Martin Currie shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    Martin Currie acts as investment adviser to other registered investment companies and to numerous other corporate and fiduciary clients.

    Certain officers and trustees of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by Martin Currie. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Martin Currie as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

    CUSTODIAL ARRANGEMENTS State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02110, provides certain administrative services to each Fund and serves as the Trust's custodian. As such, State Street Bank or sub-custodians acting at its direction hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank or such sub-custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities.

    With respect to securities obtained by the Trust through the Manager's investment quota granted by authorities in Taiwan, such purchases will be made through various sub-accounts, the custody of which will be maintained by the Hong Kong and Shanghai Banking Corporation Limited, Taipei, acting on instructions from State Street Bank relating to order confirmation and the settlement of transactions.

    INDEPENDENT ACCOUNTANTS The Fund's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

    AFFILIATED BROKER-DEALER Martin Currie Investor Services, Inc. was registered with the National Association of Securities Dealers, Inc. on April 23, 1996. The business of Martin Currie Investor Services, Inc. involves only the solicitation of direct investments in mutual funds; Martin Currie Investor Services, Inc. does not have custody of customer funds or securities.

--------------------------------------------------------------------------------

                           DISTRIBUTION AND SERVICING PLANS

--------------------------------------------------------------------------------

         The Trust has adopted a distribution and servicing plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund (the "Plans"). The Plans authorize the Manager to spend an amount of the advisory fees it collects from each Fund up to 0.25% per annum of the average monthly net assets of the Fund for activities or services primarily intended to result in the sale of shares of the relevant Fund or for the provision of personal services to shareholders of such Fund.

--------------------------------------------------------------------------------

                          PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    In placing orders for the purchase and sale of portfolio securities for each Fund, Martin Currie always seeks the best price and execution.
Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Martin Currie, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

    Martin Currie selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Martin Currie will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds may pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker.

    Receipt of research services from brokers may sometimes be a factor in selecting a broker which Martin Currie believes will provide best price and execution for a transaction.

These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Martin Currie's expenses. Such services may be used by Martin Currie in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

    The following table sets forth for each fiscal year from each Fund's commencement of operations (shown below) through April 30, 1996 (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during the period; (2) the dollar amount of transactions on which commissions were paid during such period that were directed to brokers providing research services ("directed transactions"); and (3) the dollar amount of commissions paid on directed transactions during such period:


                                                   Aggregate
                                                   Brokerage
                                                  Commissions                              Commissions
                              Commencement       for Fiscal Year             Directed      8on Directed
        Fund                  Of Operations      Ending April 30,           Transactions   Transactions
        ----                  -------------      ----------------           ------------   ------------

                                                 1996           1995
                                                 ----           ----
Global Growth Fund              6/15/94     $  120,093       $122,012            N/A            N/A

Opportunistic EAFE Fund          7/1/94        281,823        241,090            N/A            N/A

Japan Small Companies
 Fund                           8/15/94        293,649        207,329            N/A            N/A

Emerging Americas Fund          9/19/94        229,996        127,468            N/A            N/A

Emerging Asia Fund              3/24/95      1,195,696        166,481            N/A            N/A

Global Emerging Markets
 Fund                           2/14/97            N/A            N/A            N/A            N/A

EMEA Fund                           N/A            N/A            N/A            N/A            N/A

--------------------------------------------------------------------------------

                               DESCRIPTION OF THE TRUST

--------------------------------------------------------------------------------


    The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 20, 1994, as amended.


    The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

    The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

    The Declaration of Trust also permits the trustees, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

VOTING RIGHTS

    As summarized in the Private Placement Memorandum shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

    The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in fundamental investment policies of that series or the approval of the investment advisory agreement relating to that series.

    There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

    Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

    Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate.

SHAREHOLDER AND TRUSTEE LIABILITY

    Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

    The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


--------------------------------------------------------------------------------

                                  HOW TO BUY SHARES

--------------------------------------------------------------------------------

    The procedures for purchasing shares of the Funds are summarized in the Private Placement Memorandum under "Purchase of Shares".

--------------------------------------------------------------------------------

                          NET ASSET VALUE AND OFFERING PRICE

--------------------------------------------------------------------------------

    The net asset value of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made monthly and as of the close of regular trading on the New York Stock Exchange on any day on which an order for purchase or redemption of a Fund's shares is received that the Exchange is open for unrestricted trading. Equity securities listed on an established securities exchange or on the NASDAQ National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over the counter securities not so listed, at the mean between the last bid and asked price. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value as determined in good faith by the trustees, although the actual calculations may be made by persons acting pursuant to the direction of the trustees or by pricing services.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

--------------------------------------------------------------------------------

                                     REDEMPTIONS

--------------------------------------------------------------------------------

    The procedures for redemption of Fund shares are summarized in the Private Placement Memorandum under "How to Redeem Shares."


--------------------------------------------------------------------------------

             INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

--------------------------------------------------------------------------------

    As described in the Private Placement Memorandum under "Distributions," it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

    Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their distributions in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

    As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    Non-tax-exempt shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund.

    Dividends and distributions on Fund shares received shortly after their purchase are subject to federal income taxes, notwithstanding that such payments are effectively a return of capital to the purchasing shareholder.

    Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions.
If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

    The Fund is generally required to withhold and remit to the U.S. Treasury 31% of all dividends from net investment income and capital gain distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will generally be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of Fund shares from a shareholder account for which an incorrect or no taxpayer identification number has been provided.

    A Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, straddle, wash-sale and short-sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    The Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed in the Private Placement Memorandum, may be taken as either a deduction or a credit by U.S. citizens and corporations.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

    Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

    The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

    The financial statements of each Fund for the fiscal year ended April 30, 1996 included in this Statement of Additional Information (see "Financial Statements" below) have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The unaudited financial statements as of October 31, 1996 contained in the registrant's Semi-Annual Report are incorporated by reference to such Report filed on Form N-30D on January 2, 1997.

                             MARTIN CURRIE BUSINESS TRUST
                                  EMERGING ASIA FUND








                                    ANNUAL REPORT

                                    APRIL 30, 1996

                                                        MCBT EMERGING ASIA FUND
-------------------------------------------------------------------------------
                                                      PROFILE AT APRIL 30, 1996





OBJECTIVE          Long term capital appreciation through active management of a diversified portfolio of equities in Asian countries with emerging markets and developing economies.

LAUNCH DATE   March 24, 1995

FUND SIZE          $129.3m


PERFORMANCE   Total return from May 1, 1995 through April 30, 1996

              -    MCBT - Emerging Asia Fund (excluding all
                     transaction fees)                               +26.3%
              -    MCBT - Emerging Asia Fund (including all
                     transaction fees)                               +22.0%
              -    The Morgan Stanley Capital International -
                   Emerging Free Asia                                +18.6%
              -    The Morgan Stanley Capital International -
                     Far East (ex Japan) Free Index                  +25.4%

              Annualized total return from March 24, 1995
              through April 30, 1996

              -    MCBT - Emerging Asia Fund (excluding all
                     transaction fees)                               +23.3%
              -    MCBT - Emerging Asia Fund (including all
                     transaction fees)                               +19.4%

              The graph below represents the annualized total return of the portfolio including all transaction fees versus the Morgan Stanley Capital International Emerging Free Asia Index and the Morgan Stanley Capital International Far East (ex Japan) Free Index from April 1, 1995 through April 30, 1996.

              -    MCBT - Emerging Asia Fund (excluding all
                     transaction fees)                               +22.7%
              -    MCBT - Emerging Asia Fund (including all
                     transaction fees)                               +18.8%
              -    The Morgan Stanley Capital International -
                     Emerging Free Asia (b)                          +15.4%
              -    The Morgan Stanley Capital International -
                     Far East (ex Japan) Free Index                  +22.2%


                                   [GRAPH]

(a) Performance for the benchmark is not available for the period from March 24, 1995 (commencement of investment operations) through April 30, 1996. For that reason, performance is shown from April 1, 1995.
(b) Morgan Stanley has over the previous year published a new index which is a much better comparison as it excludes Hong Kong.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 175 basis points on purchase and 175 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

PORTFOLIO     The Fund has done well over the past 12 months.  During the year,
COMMENTS      Morgan Stanley published a new index, the MSCI Emerging Free
              Asia. This is a much better comparison for the Fund and we have used it in our performance data. The Fund size has increased from $42m to $129m over the reporting period due to both market moves and new subscriptions.

              This time last year, the smaller Asian markets were weak. The ripples from the Mexican devaluation in December 1994 had not dispersed and confidence was low.

              Since then, confidence has returned. Lower interest rates in the US have encouraged investors to seek returns elsewhere. Asia has been a major recipient of these funds. The region offers excellent growth prospects at reasonable prices at a time when profits growth is slowing elsewhere. But it hasn't all been good. The Taiwanese have been suffering from renewed Chinese aggression and some of the economies of South East Asia have been overheating.

              Our holdings in Malaysia account for 30.0% of the Fund. We have been reducing this position throughout the year. We have been concerned about inflation and our view on the economy has been right. Our banking and infrastructure related stocks have done well. The stock market, however, has been stronger than we thought it would be.

              We redirected the money that we raised from sales in Malaysia towards Indonesia and the Philippines. We were attracted by strong earnings growth and our stock selection has been good. We have also added to our Chinese portfolio, expecting the government to ease credit policy.

              Thailand (16.3% of the Fund) has lagged the region over the 12 months. We think interest rates are close to their peak and have recently added to our positions.

              Elsewhere, Korea has been disappointing. Politics have been an important influence. Since the presidential election, the market has moved forward.

              We are confident that the region will provide investors with premium rates of growth. We do not believe that valuations are too high, although the strong gains posted this year may not be reported in the 12 months to April 30, 1997.



INVESTMENT    All members of the investment team report directly to Joe Scott
MANAGER       Plummer (Chief Investment Officer), who has 27 years of
PROFILE       investment experience.  All funds are managed on a team basis with a named director heading each team.

              Allan MacLeod has managed the MCBT Emerging Asia Fund since inception.

              He graduated from Edinburgh University in 1989 with a degree in Law and joined Martin Currie in 1990 as a member of the Pacific Basin team. Appointed investment manager in 1993 and promoted to director in 1994. Member of the Institute of Investment Management and Research.

ASSET ALLOCATION
(% of net assets)


                                       [CHART]

LARGEST HOLDINGS
BY COUNTRY                                            % OF NET ASSETS

         MALAYSIA

         AMMB Holdings                                     5.0
         United Engineers                                  4.1

         INDONESIA

         Bank Bira                                         3.7
         PT Indosat                                        3.4

         PHILIPPINES

         Filinvest Land                                    3.1

                                                        MCBT EMERGING ASIA FUND
-------------------------------------------------------------------------------
                                                        SCHEDULE OF INVESTMENTS
                                                                 APRIL 30, 1996

                                                                                   SHARES                    VALUE
                                                                         ----------------         ----------------
COMMON STOCK, RIGHTS, WARRANTS AND EXCHANGEABLE BONDS - 97.4%
HONG KONG - 5.5%
    CONSOLIDATED ELECTRIC POWER                                                 1,600,000         $      2,647,534
    NEW WORLD INFRASTRUCTURE *                                                  1,630,000                3,624,329
    SHENZHEN CHIWAN WHARF                                                       2,000,400                  783,558
                                                                                                  ----------------
TOTAL HONG KONG - (COST $6,724,414)                                                                      7,055,421
                                                                                                  ----------------

INDONESIA - 20.1%
    BANK BIRA, *                                                                4,656,000                4,838,569
    BANK DAGANG NASIONAL                                                        2,000,000                1,992,714
    CITRA MARGA NUSAPHALA *                                                     2,670,000                3,918,899
    GADJAH TUNGGAL, IDR *                                                       1,358,500(a)               800,487
    HANJAYA MANDALA SAMPOERNA                                                     330,000                3,641,526
    LIPPO BANK *                                                                1,200,000                2,725,520
    MULIA INDUSTRINDO                                                           1,911,000                3,685,237
    PT INDOSAT, ADR *                                                             127,000                4,429,125
                                                                                                  ----------------
TOTAL INDONESIA - (COST $21,610,686)                                                                    26,032,077
                                                                                                  ----------------

KOREA - 8.4%
    COMMERCE BANK OF KOREA                                                        210,000                2,455,509
    KOREA FIRST BANK *                                                            253,000                2,646,219
    LG INDUSTRIAL SYSTEMS                                                          46,500                1,457,886
    SAMSUNG FIRE & MARINE INSURANCE *                                                 480                  315,169
    SHINHAN BANK                                                                   64,410                1,423,517
    YUKONG                                                                         67,000                2,496,627
                                                                                                  ----------------
TOTAL KOREA - (COST $10,416,318)                                                                        10,794,927
                                                                                                  ----------------

MALAYSIA - 30.0%
    AMMB HOLDINGS                                                                 426,000                6,449,886
    COMMERCE ASSET HOLDINGS                                                       402,000                2,740,946
    DCB HOLDINGS                                                                  928,000                3,386,997
    EDARAN OTOMOBILE NASIONAL                                                     528,000                4,510,648
    GENTING                                                                       474,000                4,258,453
    LAND & GENERAL                                                                285,000                  760,137
    LARUT CONSOLIDATED *                                                        1,290,000                2,069,546
    RENONG, EXCHANGEABLE BOND & RIGHTS, 4.000%, 04/15/2001                        334,000(b)               133,959
    RENONG GROUP *                                                              1,670,000                2,906,911
    RENONG, WARRANTS 1996/2000 *                                                  208,750                   58,607
    RESORTS WORLD                                                                 757,000                4,584,567
    TA ENTERPRISE *                                                             1,000,000                1,724,622
    UNITED ENGINEERS                                                              765,000                5,246,661
                                                                                                  ----------------
TOTAL MALAYSIA - (COST $32,960,011)                                                                     38,831,940
                                                                                                  ----------------

PHILIPPINES - 15.9%
    BELLE *                                                                    17,500,000                2,574,513
    FILINVEST LAND *                                                            7,700,000                3,972,105
    METROPOLITAN BANK & TRUST                                                     130,000                3,502,101
    PHILIPPINE LONG DISTANCE TELEPHONE                                             69,000                3,467,250
    SAN MIGUEL, CL B                                                            1,200,000                3,760,031
    SOUTHEAST ASIA CEMENT *                                                    22,500,000                3,310,088
                                                                                                  ----------------
TOTAL PHILIPPINES - (COST $19,376,606)                                                                  20,586,088
                                                                                                  ----------------



See notes to financial statements.


                                       4

SINGAPORE - 1.2%
    CHINA YUCHAI INTERNATIONAL                                                    160,000         $      1,540,000
                                                                                                  ----------------
TOTAL SINGAPORE - (COST $1,639,650)                                                                      1,540,000
                                                                                                  ----------------
THAILAND - 16.3%
    FIRST BANGKOK CITY BANK                                                     1,781,500                3,528,491
    HANA MICROELECTRONICS                                                         575,000                3,166,036
    KRUNG THAI BANK                                                               630,040                3,094,732
    PRECIOUS SHIPPING                                                             680,700                3,721,072
    SAHAVIRYA STEEL *                                                           1,650,000                2,303,967
    SIAM SINDHORN, EXCHANGEABLE BOND & WARRANTS, 2.000%, 7/31/2000             $2,500,000(c)             2,200,000
    TPI POLENE                                                                    556,500                3,086,217
                                                                                                  ----------------
TOTAL THAILAND - (COST $21,581,133)                                                                     21,100,515
                                                                                                  ----------------

TOTAL COMMON STOCK, RIGHTS, WARRANTS AND
EXCHANGEABLE BONDS - (COST $114,308,818) _                                                             125,940,968
                                                                                                  ----------------

TOTAL INVESTMENTS - (COST  $114,308,818) - 97.4%                                                       125,940,968
                                                                                                  ----------------
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 2.6%                                              3,385,429
                                                                                                  ----------------
NET ASSETS - 100.0%                                                                               $    129,326,397
                                                                                                  ----------------
                                                                                                  ----------------



*   Non-income producing security.
(a) Reflected in units.  1 IDR Unit = 1000 shares.
(b) Reflected at par.
(c) Reflected at par and denominated in U.S. dollars.

 - Percentages of investments are presented in the portfolio by country. Percentages of assets by industry are as follows: Auto Parts 1.2%, Automobiles 3.5%, Banks 20.3%, Building and Construction 2.8%, Commercial Services 3.0%, Communication Services 6.1%, Conglomerates 2.4%, Construction and Building Materials 7.8%, Electric Utilities 2.0%, Electronics 2.4%, Engineering 4.1%, Financial Services 11.1%, Food & Beverages 2.9%, Gas Exploration 2.0%, Industrial 2.8%, Insurance 0.2%, Leisure 6.9%, Oil & Gas 1.9%, Real Estate 3.7%, Retail Trade 1.6%, Steel 1.8%, Tires & Rubber 0.6%, Tobacco 2.8%, Transportation 3.5%.

ADR American Depositary Receipts.
IDR International Depositary Receipts.



See notes to financial statements.

                                                        MCBT EMERGING ASIA FUND
-------------------------------------------------------------------------------
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 APRIL 30, 1996



ASSETS
  Investments in securities, at value (cost $114,308,818) (Note B)                                $    125,940,968
  Cash                                                                                                   3,605,765
  Foreign currency, at value (cost $247,808) (Note B)                                                      247,913
  Receivable for investments sold                                                                           58,963
  Dividend and interest receivable                                                                         403,960
  Prepaid insurance expense                                                                                  8,725
  Deferred organization expenses (Note B)                                                                    9,744
                                                                                                  ----------------
    TOTAL ASSETS                                                                                       130,276,038
                                                                                                  ----------------
                                                                                                  ----------------
LIABILITIES
  Payable for investments purchased                                                                        190,272
  Management fee payable (Note C)                                                                          348,232
  Administration fee payable (Note C)                                                                        8,084
  Trustees fees payable (Note C)                                                                             3,013
  Accrued foreign capital gains tax on investments (Note B)                                                254,070
  Accrued expenses and other liabilities                                                                   145,970
                                                                                                  ----------------
    TOTAL LIABILITIES                                                                                      949,641
                                                                                                  ----------------
TOTAL NET ASSETS                                                                                  $    129,326,397
                                                                                                  ----------------
                                                                                                  ----------------

COMPOSITION OF NET ASSETS:
  Paid-in-capital                                                                                 $    113,883,394
  Undistributed net investment loss                                                                       (185,162)
  Accumulated net realized gain on investment and foreign
    currency transactions                                                                                3,997,485
  Net unrealized appreciation on investment and foreign
    currency transactions                                                                               11,630,680
                                                                                                  ----------------
TOTAL NET ASSETS                                                                                  $    129,326,397
                                                                                                  ----------------
                                                                                                  ----------------

NET ASSET VALUE PER SHARE                                                                         $          12.36
                                                                                                  ----------------
                                                                                                  ----------------
($129,326,397 / 10,462,836 shares of beneficial interest outstanding)



See notes to financial statements.

                                                        MCBT EMERGING ASIA FUND
-------------------------------------------------------------------------------
                                                        STATEMENT OF OPERATIONS
                                                      YEAR ENDED APRIL 30, 1996





INVESTMENT INCOME
  Interest income                                                                                  $        397,411
  Dividend income                                                                                         1,127,340
  Foreign taxes withheld                                                                                   (182,973)
                                                                                                   ----------------
    TOTAL INVESTMENT INCOME                                                                               1,341,778
                                                                                                   ----------------


EXPENSES
  Management fee (Note C)                                                                                 1,216,136
  Custodian fee                                                                                             405,000
  Administration fee (Note C)                                                                                68,892
  Audit fee                                                                                                  40,000
  Legal fees                                                                                                  7,889
  Transfer agent fee                                                                                          6,800
  Trustee fees (Note C)                                                                                       2,300
  Amortization of deferred organization expenses                                                              2,548
  Miscellaneous expenses                                                                                     16,221
  Fees and expenses waived by the investment manager (Note C)                                              (202,689)
                                                                                                   ----------------
    TOTAL EXPENSES                                                                                        1,563,097
                                                                                                   ----------------
NET INVESTMENT LOSS                                                                                        (221,319)
                                                                                                   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investments (net of foreign taxes of
  $385,305 on net realized gains)                                                                         6,626,583
  Net realized loss on foreign currency transactions                                                       (618,897)
  Net increase in unrealized appreciation(depreciation) on:
    Investments (net of accrual for foreign capital gains tax of $254,070 on unrealized appreciation)    11,471,189
    Foreign currency transactions                                                                            (1,495)
                                                                                                   ----------------
                                                                                                   ----------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                17,477,380
                                                                                                   ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                         $     17,256,061
                                                                                                   ----------------
                                                                                                   ----------------



See notes to financial statements.

                                                        MCBT EMERGING ASIA FUND
-------------------------------------------------------------------------------
                                             STATEMENT OF CHANGES IN NET ASSETS



                                                                               Year                 March 24, 1995 *
                                                                               Ended                  through
                                                                           APRIL 30, 1996           APRIL 30, 1995
                                                                         ----------------         ----------------
NET ASSETS at beginning of period                                        $     42,027,699         $              0
                                                                         ----------------         ----------------

INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment (loss)income                                                    (221,319)                  36,423
  Net realized gain on investment transactions                                  6,626,583                        0
  Net realized loss on foreign currency transactions                             (618,897)                (136,877)
  Net increase in unrealized appreciation (depreciation) on:
    Investments                                                                11,471,189                  (93,109)
    Foreign currency transactions                                                  (1,495)                      25
                                                                         ----------------         ----------------
  Net increase(decrease) in net assets from operations                         17,256,061                 (193,538)
                                                                         ----------------         ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                                                           (1,619,520)                       0
                                                                         ----------------         ----------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                            68,843,300               42,221,237
  Reinvestment of dividends and distributions to shareholders                   1,619,520                        0
  Cost of shares repurchased                                                      (26,549)                       0
  Paid in capital from subscription and redemption fees                         1,225,886                        0
                                                                         ----------------         ----------------
  Total increase in net assets from capital share transactions                 71,662,157               42,221,237
                                                                         ----------------         ----------------
NET INCREASE IN NET ASSETS                                                     87,298,698               42,027,699
                                                                         ----------------         ----------------
NET ASSETS at end of period (includes undistributed net
      investment losses of $185,162 and $100,454 respectively)           $    129,326,397         $     42,027,699
                                                                         ----------------         ----------------


OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                   6,098,105                4,212,439
  Shares issued in reinvestment of distributions to shareholders                  154,830                        0
  Less shares repurchased                                                          (2,538)                       0
                                                                         ----------------         ----------------

  Net share transactions                                                        6,250,397                4,212,439
                                                                         ----------------         ----------------




* Commencement of investment operations.



See notes to financial statements.

                                                        MCBT EMERGING ASIA FUND
-------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
                                         FOR A SHARE OUTSTANDING FOR THE PERIOD



                                                                               Year                 March 24, 1995 *
                                                                               Ended                   through
                                                                           APRIL 30, 1996           APRIL 30, 1995
                                                                         ----------------         ----------------
PER SHARE OPERATING PERFORMANCE
-------------------------------
Net asset value, beginning of period                                     $          9.980         $         10.000

Net investment (loss)income                                                        (0.029)(5)                0.009
Net realized and unrealized gain(loss) on investment and foreign currency
  transactions                                                                      2.446 (5)               (0.029)
                                                                         ----------------         ----------------
Total from investment operations                                                    2.417                   (0.020)
                                                                         ----------------         ----------------
Less distributions:
    Net realized gains                                                             (0.209)                   0.000
                                                                         ----------------         ----------------
Paid in capital from subscription and redemption fees (Note B)                      0.172 (5)                0.000
                                                                         ----------------         ----------------

Net asset value, end of period                                           $         12.360         $          9.980
                                                                         ----------------         ----------------

TOTAL INVESTMENT RETURN (1)                                                          26.3%                   (0.20)% (2)
-----------------------                                                  ----------------         ----------------
                                                                         ----------------         ----------------

RATIOS AND SUPPLEMENTAL DATA
----------------------------

Net assets, end of period                                                $    129,326,397         $     42,027,699
Operating expenses, net, to average net assets (Note C)                              1.93%                    1.85% (3)
Operating expenses, gross, to average net assets (Note C)                            2.18%                    2.57% (3)
Net investment (loss)income to average net assets                                   (0.27)%                   0.96% (3)
Portfolio turnover rate                                                                65%                       0%
Average commission rate per share                                        $         0.0124 (4)
Per share amount of fees waived (Note C)                                 $          0.027 (5)     $          0.007
------------------------------------------------------------------------------------------------------------------


*   Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
    Total return would have been lower had certain expenses not been waived.
(2) Not annualized.
(3) Annualized.
(4) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(5) The per share amounts were computed using a monthly average number of shares outstanding during the year.


See notes to financial statements.

                                                        MCBT EMERGING ASIA FUND
-------------------------------------------------------------------------------
                                      NOTES TO FINANCIAL STATEMENTS (continued)

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers six funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund and Emerging Asia Fund, (the "Funds"). As of April 30, 1996 the Global Emerging Markets Fund had not commenced operations. The MCBT Emerging Asia Fund (the "Fund") commenced investment operations on March 24, 1995. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where any such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - When a Fund writes an option, the premium received by the fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a Fund are split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be paid in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 1.75% of the amount invested and a redemption fee on cash redemptions of 1.75% of the amount redeemed. All purchase premiums and redemption fees are paid to, and recorded as paid-in-capital to the Fund, subject to being waived by Martin Currie. For the period ended April 30, 1996, there was $1,225,886 in purchase premiums and no redemption fees collected.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund intends to pass-through foreign taxes paid during the year to its shareholders. During the year ended April 30, 1996 the Fund paid $568,278 in taxes to various countries.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

OTHER - The financial highlights for certain 1995 amounts has been restated to conform with the presentation for the period ended April 30, 1996.

NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. which is controlled by the Executive Directors of the various subsidiaries of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.50% of the average net assets. However, the Investment Manager has voluntarily agreed to limit its fee to 1.25% of the Fund's average net assets until further notice, which resulted in a waiver of $202,689.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive annual fees of $20,000. Each Fund pays a pro-rata share based on its respective net assets.

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the Fund for the year ended April 30, 1996 were $128,487,068 and $49,610,743, respectively.

The identified cost of investments in securities owned by the Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1996 were as follows:

        IDENTIFIED            GROSS UNREALIZED              NET UNREALIZED
           COST          APPRECIATION     (DEPRECIATION)     APPRECIATION
       --------------    --------------   --------------    --------------
       $  114,310,888    $   15,639,312   $  (4,009,232)    $   11,630,080


NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 1996, 26% of the Fund's outstanding shares was held by one shareholder holding in excess of 10% of the Fund's outstanding shares.

NOTE F - CONCENTRATION OF RISK
The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies.
 In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of witholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries.

                          REPORT OF INDEPENDENT ACCOUNTANTS
                          ---------------------------------





To the Trustees and Shareholders of the
Martin Currie Business Trust - Emerging Asia Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Asia Fund at April 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 19, 1996

                             MARTIN CURRIE BUSINESS TRUST


                                 -------------------



                                TRUSTEES  AND OFFICERS

                     C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                               Simon D. Eccles, TRUSTEE
                            Patrick R. Wilmerding, TRUSTEE
                   W. Stewart Coghill, VICE PRESIDENT AND TREASURER
                           J. Grant Wilson, VICE PRESIDENT
                            Julian M.C. Livingston, CLERK

                                 * INTERESTED TRUSTEE

                                 -------------------



                                  INVESTMENT MANAGER

                                 Martin Currie, Inc.
                                    Saltire Court
                                  20 Castle Terrace
                                  Edinburgh EH1 2ES
                                 011-44-131-229-5252

                                  Regulated by IMRO

                      Registered Investment Adviser with the SEC

                                 -------------------


--------------------------------------------------------------------------------
    The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
--------------------------------------------------------------------------------

                             MARTIN CURRIE BUSINESS TRUST
                                EMERGING AMERICAS FUND








                                    ANNUAL REPORT

                                    APRIL 30, 1996

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 1996



OBJECTIVE     Long-term capital appreciation through active management of a diversified portfolio of equities in countries of the Western
              Hemisphere with emerging markets and developing economies.

LAUNCH DATE   September 19, 1994

FUND SIZE     $89.6m

PERFORMANCE   Total return from May 1, 1995 through April 30, 1996

              -    MCBT - Emerging Americas Fund (excluding all
                     transaction fees)                               +12.5%
              -    MCBT - Emerging Americas Fund (including all
                     transaction fees)                                +8.6%
              -    The Morgan Stanley Capital International
                     Latin America (Free) Index                      +15.0%

              Annualized total return from September 19, 1994 through April 30, 1996

              -    MCBT - Emerging Americas Fund (excluding all
                     transaction fees)                               (14.9%)
              -    MCBT - Emerging Americas Fund (including all
                     transaction fees)                               (16.7%)

              The graph below represents the annualized total return of the portfolio including all transaction fees versus the Morgan Stanley Capital International Latin America (Free Index) from October 1, 1994 through April 30, 1996.

              -    MCBT - Emerging Americas Fund (excluding all
                     transaction fees)                               (17.7%)
              -    MCBT - Emerging Americas Fund (including all
                     transaction fees)                               (19.5%)
              -    The Morgan Stanley Capital International
                     Latin America (Free) Index                      (17.1%)


[GRAPH]

(a) Performance for the benchmark is not available for the period from September 19, 1994 (commencement of investment operations) through April 30, 1996. For that reason, performance is shown from October 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 175 basis points on purchase and 175 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

PORTFOLIO     The Fund has marginally under-performed the index over the past
COMMENTS      12 months.  During that time, markets have provided widely differing returns e.g. Argentina rose 44%, Brazil 25%, Mexico
              30%, Columbia fell by 7% and Chile fell by 4%.

              This time last year investors were still suffering from a loss of confidence in the wake of the Mexican devaluation. Markets had fallen as a group and investors were ignoring the specifics of each country. Since then, fundamental qualities have been more important in determining the direction of markets.

              In Mexico, the economy has improved significantly. Interest rates have fallen sharply, inflation is lower and the authorities have succeeded in rescheduling their debt maturity profile. Foreign buyers have returned to the market. During the 12 month period we have moved from a very underweight position to a more neutral one, buying stocks to reflect the better economy. These included Apasco, Cemex (cement) and Bufete (infrastructure).

              Brazilian reforms have been delayed, which is disappointing. These delays limit the potential for much needed reductions in interest rates. Domestic debt is high and economic growth sluggish. We have reduced over exposure to this market over the year, concentrating our holdings on companies with strong market positions, or where there is potential for deregulation or privatization. An underweight position in the largest index stock, Telebras, held back the overall return.

              In October, we reduced holdings in Argentina to reinvest the proceeds into Mexico. We missed the last upward move in the Argentinean market, but captured the full rise in Mexico. Our reduction was prompted by concern that stronger economic growth in the US may lead to a halt in interest rate easing in Argentina.

              Although the Chilean market declined as the economy began to overheat, our stock selection was extremely good. We registered a positive return from this element of the portfolio.

              In other areas, Millicom and Ceteco were particularly rewarding.

              We remain positive on the region longer term. Foreign buying continues and foreign direct investment is strong. Our positive outlook for Mexico may lead us to add to our exposure there and we are considering a new investment in Venezuela.

INVESTMENT    All members of the investment team report directly to Joe Scott
MANAGER       Plummer (Chief Investment Officer) who has 27 years of investment
PROFILE       experience.  All funds are managed on a team basis with a named director heading each team.

              James Fairweather has managed the MCBT Emerging Americas Fund since inception.

              James spent three years with Montague Loebl Stanley & Co. as an institutional sales and economic assistant. Moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. Has worked in the Far East and North American investment teams. Appointed Deputy Chief Investment Officer (investments) in 1994 with overall responsibility for the company's investments in emerging markets. He became head of Pacific Basin team in 1995.

              Following Nicholas Morse's departure from Martin Currie in February, 1996, James has been assisted by Joanna Terrett.

              Joanna graduated from Manchester University in 1990 with a degree in European Studies and French. Joined Martin Currie in the same year as a member of the Continental Europe team. Appointed investment manager in 1994. A Spanish speaker, Joanna lived in Argentina and Venezuela for six years and in early 1996 she joined the Emerging Markets team with responsibility for Latin America.

ASSET ALLOCATION
(% of net assets)

[CHART]

LARGEST HOLDINGS
BY COUNTRY                                                 % OF NET ASSETS

         BRAZIL

         Telebras                                               7.5
         Eletrobras                                             3.3

         MEXICO

         Grupo Industrial San Luis C.P.O.                       3.6
         Hylsamex                                               3.0
         Grupo Financiero Banamex, Cl B                         2.4

         ARGENTINA

         Banco Frances del Rio de la Plata                      3.1
         Companhia Naviera Perez Companc                        2.3

         CHILE

         Santa Isabel                                           1.9
         Antofagasta Holdings                                   1.6
         Madeco                                                 1.3

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996

                                                          SHARES      VALUE
                                                          ------      -----

COMMON AND PREFERRED STOCKS AND RIGHTS - 94.2%
ARGENTINA - 12.3%
    ARGENTINA EQUITY INVESTMENTS*                         15,000   $1,539,600
    BANCO FRANCES DEL RIO DE LA PLATA                    287,700    2,753,564
    BUENOS AIRES EMBOTELLADORA, ADS                      102,600    1,628,775
    CAPEX, GDR                                            95,000    1,330,000
    COMPANHIA NAVIERA PEREZ COMPANC                      328,567    2,043,891
    TELECOM ARGENTINA, ADR                                37,000    1,674,250
                                                                  -----------
TOTAL ARGENTINA - (COST $10,384,300)                               10,970,080
                                                                  -----------

BRAZIL - 36.2%
    ACOS ESPECITABIRA                                191,217,075      824,926
    BARDELLA                                              14,050    1,203,760
    BRASMOTOR                                          6,511,000    1,771,968
    BRAZILIAN EQUITY INVESTMENTS *                        44,000    1,224,960
    CIM PORT ITAU CIA, PREFERRED                       6,769,000    1,944,527
    COMPANHIA ENERGETICA DE MINAS, ADR                    85,063    2,211,213
    COMPANHIA VALE DO RIO DOCE, ADR                      135,800    2,537,763
    DIXIE TOGA *                                       1,498,346    1,404,558
    ELETROBRAS                                        12,105,000    2,916,132
    LOJAS ARAPUA *                                   175,800,000    1,807,439
    MINAS BUENAVENTURA                                     7,862       66,332
    MINAS BUENAVENTURA, RIGHTS, 5/20/96 *                  1,966            0
    PERDIGAO                                          20,668,682       41,666
    PERDIGAO, PREFERRED                              879,331,318    1,586,536
    RHODIA - STER, GDR *                                 146,229    1,208,626
    TELEBRAS, ADR                                        123,445    6,681,461
    USIMINAS, ADR                                        231,700    2,583,455
    WHITE MARTINS                                  1,899,900,000    2,451,237
                                                                  -----------
TOTAL BRAZIL - (COST $32,697,150)                                  32,466,559
                                                                  -----------

CHILE - 7.2%
    ANTOFAGASTA HOLDINGS                                 279,000    1,469,968
    ENERSIS, ADR                                          37,400    1,112,650
    MADECO, ADR                                           46,820    1,170,500
    MADERAS Y SINTETICO SOCIEDAD, ADS                     64,300    1,020,763
    SANTA ISABEL, ADR *                                   57,600    1,663,200
                                                                  -----------
TOTAL CHILE - (COST $5,112,071)                                     6,437,081
                                                                  -----------

COLOMBIA - 3.9%
    CEMENTOS DIAMANTE, GDS (B)                            65,500    1,310,000
    GRAN CADENA DE ALMACENES, ADR (B)                     49,500      866,250
    PAPELES NACIONALES                                   133,000    1,330,000
                                                                  -----------
TOTAL COLOMBIA - (COST $2,494,513)                                  3,506,250
                                                                  -----------

MEXICO - 29.7%
    APASCO                                               245,000    1,328,869
    BUFETE INDUSTRIAL, ADR *                              38,000      665,000
    CEMEX, CL B                                          400,000    1,703,903
    CIFRA *                                            1,110,000    1,511,871
    CORPORACION INDUSTRIAL ALFA, CL A                    123,000    1,796,164
    CORPORACION INDUSTRIAL SAN LUIS, ADR                  16,500      577,500
    GRUPO CARSO, ADR *                                   128,000    1,952,000
    GRUPO FINANCIERO BANAMEX CL L *                       28,500       58,534

See notes to financial statements.

                                                          SHARES      VALUE
                                                          ------      -----
MEXICO - CONTINUED
    GRUPO FINANCIERO BANAMEX, CL B *                     950,000   $2,188,964
    GRUPO INDUSTRIAL DURANGO, ADS *                      157,000    1,216,750
    GRUPO INDUSTRIAL SAN LUIS C.P.O.                     545,000    3,198,116
    GRUPO MODELO, CL C                                   442,000    2,079,125
    HYLSAMEX, GDS *                                      113,000    2,683,750
    INDUSTRIAS PENOLES                                   201,000      846,743
    KIMBERLY CLARKE, ADR                                  40,000    1,465,000
    ORGANIZ SORIANA                                    1,450,000    1,912,517
    TRANSPORT MARITIMA MEXICO, ADS                       165,000    1,381,875
                                                                  -----------
TOTAL MEXICO - (COST $22,806,416)                                  26,566,681
                                                                  -----------

PERU - 2.1%
    PERU REAL ESTATE, CL B *                           2,176,100      780,293
    TELEFONICA DE PERU, CL B                             508,512    1,136,939
                                                                  -----------
TOTAL PERU - (COST $3,412,904)                                      1,917,232
                                                                  -----------

UNITED STATES - 1.9%
    BRAZIL FAST FOOD                                     312,500    1,679,688
                                                                  -----------
TOTAL UNITED STATES - (COST $1,007,500)                             1,679,688
                                                                  -----------

URUGUAY - 0.9%
    BANCO COMERCIAL, GDR *                                54,800      835,700
                                                                  -----------
TOTAL URUGUAY - (COST $885,813)                                       835,700
                                                                  -----------

TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS - (COST $78,800,667)+ 84,379,271
                                                                  -----------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ---------
SHORT TERM INVESTMENT - 5.7%
    STATE STREET BANK AND TRUST REPURCHASE
    AGREEMENT, 4.75%, 5/1/96 (A)                      $5,110,000    5,110,000
                                                                  -----------
TOTAL SHORT TERM INVESTMENT - (COST $5,110,000)                     5,110,000
                                                                  -----------

TOTAL INVESTMENTS - (COST  $83,910,667) - 99.9%                    89,489,271
                                                                  -----------
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - 0.1%           110,331
                                                                  -----------
NET ASSETS - 100.0%                                               $89,599,602
                                                                  -----------


*   Non-income producing security.

(a) The repurchase agreement, dated 4/30/96, $5,110,624 due 5/1/96, is collateralized by $5,230,000 United States Treasury Notes, 5.875%, 4/30/98.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,176,250 or 2.4% of net assets.

+ Percentages of investments are presented in the portfolio by country. Percentages of assets by industry are as follows: Auto Parts 2.6%, Banks 8.0%, Chemicals 4.1%, Conglomerates 3.7%, Construction and Building Materials 8.2%, Electric Utilities 8.5%, Electrical Equipment 1.3%, Engineering 0.7%, Food & Beverages 5.5%, Insurance 2.0%, Investment Companies 3.1%, Metals 6.1%, Mining 4.6%, Paper 3.0%, Petroleum Services 2.3%, Real Estate 0.9%, Retail Trade 14.5%, Steel 3.0%, Telecommunication 10.6%, Transportation 1.5%.

ADR American Depositary Receipts.
ADS American Depositary Shares.
GDR Global Depositary Receipts.
GDS Global Depositary Shares.

See notes to financial statements.

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 1996


ASSETS

    Investments in securities, at value
    (cost $78,800,667) (Note B)                                 $  84,379,271
    Investments in repurchase agreements,
      at cost and value (Note B)                                    5,110,000
                                                                -------------
    Total Investments                                              89,489,271
    Cash                                                                  682
    Dividend and interest receivable                                  432,536
    Foreign income tax reclaim receivable                               1,409
    Prepaid insurance expense                                           7,204
    Deferred organization expenses (Note B)                             8,633
                                                                -------------
        TOTAL ASSETS                                               89,939,735
                                                                -------------
                                                                -------------
LIABILITIES
    Management fee payable (Note C)                                   269,450
    Administration fee payable (Note C)                                 5,848
    Trustees fees payable (Note C)                                      1,782
    Accrued expenses and other liabilities                             63,053
                                                                -------------
    TOTAL LIABILITIES                                                 340,133
                                                                -------------
TOTAL NET ASSETS                                                $  89,599,602
                                                                -------------
                                                                -------------
COMPOSITION OF NET ASSETS:
    Paid-in-capital                                             $  95,179,534
    Undistributed net investment income                                    74
    Accumulated net realized loss on investment
    and foreign currency transactions                             (11,158,098)
    Net unrealized appreciation on investment and
    foreign currency transactions                                   5,578,092
                                                                -------------
TOTAL NET ASSETS                                                $  89,599,602
                                                                -------------
                                                                -------------

NET ASSET VALUE PER SHARE                                       $        7.66
($89,599,602 / 11,700,596 shares of beneficial                  -------------
interest outstanding)

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 1996

INVESTMENT INCOME
    Interest income                                             $     243,175
    Dividend income                                                 1,366,223
    Foreign taxes withheld                                            (44,451)
                                                                -------------
         TOTAL INVESTMENT INCOME                                    1,564,947
                                                                -------------

EXPENSES
    Management fee (Note C)                                           910,272
    Custodian fee                                                     130,000
    Administration fee (Note C)                                        64,775
    Audit fee                                                          39,400
    Legal fees                                                          9,000
    Transfer agent fee                                                  6,600
    Trustees fees (Note C)                                              3,400
    Amortization of deferred organization expenses                      2,548
    Miscellaneous expenses                                             18,382
    Fees and expenses waived by the investment
      manager (Note C)                                               (151,712)
                                                                -------------
        TOTAL EXPENSES                                              1,032,665
                                                                -------------
NET INVESTMENT INCOME                                                 532,282
                                                                -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized loss on investments                               (1,320,182)
    Net realized loss on foreign currency transactions               (431,239)
    Net increase in unrealized appreciation
      (depreciation) on:
         Investments                                                8,674,586
         Foreign currency transactions                                   (209)
                                                                -------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           6,922,956
                                                                -------------
                                                                -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $   7,455,238
                                                                -------------
                                                                -------------

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS



                                                                                    Year             Sept. 19, 1994 *
                                                                                    Ended                through
                                                                               April 30, 1996         April 30, 1995
                                                                               --------------        ---------------

NET ASSETS at beginning of period                                              $   39,833,637        $             0
                                                                               --------------        ---------------

INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income(loss)                                                       532,282                (24,378)
    Net realized loss on investment transactions                                   (1,320,182)            (7,884,575)
    Net realized loss on foreign currency transactions                               (431,239)            (1,708,570)
    Net increase in unrealized appreciation(depreciation) on:
    Investments                                                                     8,674,586             (3,095,982)
    Foreign currency transactions                                                        (209)                  (303)
                                                                               --------------        ---------------
    Net increase(decrease) in net assets from operations                            7,455,238            (12,713,808)
                                                                               --------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                            (369,749)                     0
                                                                               --------------      -----------------

CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                              49,179,620             73,445,945
    Reinvestment of dividends and distributions to shareholders                       353,471                      0
    Cost of shares repurchased                                                     (7,864,000)           (21,486,720)
    Paid in capital from subscription and redemption fees                           1,011,385                588,220
                                                                               --------------      -----------------
    Total increase in net assets from capital share transactions                   42,680,476             52,547,445
                                                                               --------------      -----------------
NET INCREASE IN NET ASSETS                                                         49,765,965             39,833,637
                                                                               --------------      -----------------

NET ASSETS at end of period (includes undistributed net
    investment income(loss) of $74 and $(88,818) respectively)                 $   89,599,602        $    39,833,637
                                                                               --------------        ---------------
                                                                               --------------        ---------------

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
    Shares sold                                                                     6,887,372              9,100,433
    Shares issued in reinvestment of distributions to shareholders                     51,526                      0
    Less shares repurchased                                                        (1,057,543)            (3,281,192)
                                                                               --------------        ---------------
    Net share transactions                                                          5,881,355              5,819,241
                                                                               --------------        ---------------
                                                                               --------------        ---------------


* Commencement of investment operations.

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD



                                                                                   Year              Sept. 19, 1994 *
                                                                                   Ended                 through
                                                                               April 30, 1996         April 30, 1995
                                                                               --------------        ---------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                           $        6.850        $        10.000

Net investment income(loss)                                                             0.025                 (0.004)
Net realized and unrealized gain(loss) on investment and
    foreign currency transactions                                                       0.720                 (3.298)
Total from investment operations                                                        0.745                 (3.302)
Less distributions:
    Dividends from net investment income                                               (0.040)                 0.000
                                                                               --------------        ---------------
Paid in capital from subscription and redemption fees (Note B)                          0.105                  0.152
                                                                               --------------        ---------------

Net asset value, end of period                                                 $        7.660        $         6.850
                                                                               --------------        ---------------
                                                                               --------------        ---------------

TOTAL INVESTMENT RETURN (1)                                                             12.48%                (31.50)% (2)
                                                                               --------------        ---------------
                                                                               --------------        ---------------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                                      $   89,599,602        $    39,833,637
Operating expenses, net, to average net assets (Note C)                                  1.70%                  1.80% (3)
Operating expenses, gross, to average net assets (Note C)                                1.95%                  1.80% (3)
Net investment income(loss) to average net assets                                        0.88%                (0.11)% (3)
Portfolio turnover rate                                                                    61%                    89%
Average commission rate per share                                              $       0.0001 (4)                N/A
Per share amount of fees waived (Note C)                                       $        0.007        $         0.000

--------------------------------------------------------------------------------

*   Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
(2) Not annualized.
(3) Annualized.
(4) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers six funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund and Emerging Asia Fund, (the "Funds"). As of April 30, 1996 the Global Emerging Markets Fund had not commenced operations. The MCBT Emerging Americas Fund (the "Fund") commenced investment operations on September 19, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where any such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - When a Fund writes an option, the premium received by the fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a Fund are split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be paid in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 1.75% of the amount invested and a redemption fee on cash redemptions of 1.75% of the amount redeemed. All purchase premiums and redemption fees are paid to, and recorded as paid-in-capital to the Fund, subject to being waived by Martin Currie. For the period ended April 30, 1996, $873,765 was collected in purchase premiums and $137,620 in redemption fees collected.

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. The Fund is subject to foreign taxes on certain income, gains on investments or currency repatriation. As of April 30, 1996 the Fund had capital loss carry forwards of $952,459 which expires in the year 2003 and $9,917,612 which expires in the year 2004. As of April 30, 1996 the Fund has elected for Federal income tax purposes to defer a $68,963 current year post October 31 loss as though the loss was incurred on the first day of the next fiscal year.

The Fund intends to pass-through foreign taxes paid during the year to its shareholders. During the year ended April 30, 1996 the Fund paid $44,451 in taxes to various countries.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

OTHER - The financial highlights for certain 1995 amounts has been restated to conform with the presentation for the period ended April 30, 1996.


NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. which is controlled by the Executive Directors of the various subsidiaries of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.50% of the average net assets. However, the Investment Manager has voluntarily agreed to limit its fee to 1.25% of the Fund's average net assets until further notice, which resulted in a waiver of $151,712.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive annual fees of $20,000. Each Fund pays a pro-rata share based on its respective net assets.

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the Fund for the year ended April 30, 1996 were $74,932,919 and $35,162,963, respectively.

The identified cost of investments in securities and repurchase agreements owned by the Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1996 were as follows:

                                                                NET UNREALIZED
         IDENTIFIED            GROSS UNREALIZED                  APPRECIATION
           COST         APPRECIATION   (DEPRECIATION)           (DEPRECIATION)
         -----------    ------------   -------------            --------------
         $84,665,914    $ 10,186,499   $ (5,363,142)            $    4,823,357

NOTE E - PRINCIPAL SHAREHOLDERS
As of April 30, 1996, 27% of the Fund's outstanding shares were held by one shareholder holding in excess of 10% of the Fund's outstanding shares.

                                                     MCBT EMERGING AMERICAS FUND

--------------------------------------------------------------------------------
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE F - CONCENTRATION OF RISK
The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries.

                          REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of the
Martin Currie Business Trust - Emerging Americas Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Americas Fund at April 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
June 19, 1996

                             MARTIN CURRIE BUSINESS TRUST


                                ---------------------


                                TRUSTEES AND OFFICERS

                     C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                              Simon D. Eccles, TRUSTEE
                           Patrick R. Wilmerding, TRUSTEE
                  W. Stewart Coghill, VICE PRESIDENT AND TREASURER
                          J. Grant Wilson, VICE PRESIDENT
                           Julian M.C. Livingston, CLERK

                                * INTERESTED TRUSTEE
                                 --------------------


                                 INVESTMENT MANAGER

                                Martin Currie, Inc.
                                   Saltire Court
                                 20 Castle Terrace
                                 Edinburgh EH1 2ES
                                011-44-131-229-5252

                                 Regulated by IMRO

                     Registered Investment Adviser with the SEC
                                 --------------------



    The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.

                          MARTIN CURRIE BUSINESS TRUST
                           JAPAN SMALL COMPANIES FUND





                                  ANNUAL REPORT

                                 APRIL 30, 1996

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 1996

OBJECTIVE      Long-term capital appreciation through active management of a diversified portfolio of equities in Japanese companies with relatively small capitalization, which may not have wide market recognition.

LAUNCH DATE    August 15, 1994

FUND SIZE      $88.9m

PERFORMANCE    Total return from May 1, 1995 through April 30, 1996

               -    MCBT - Japan Small Companies Fund (excluding all
                     transaction fees)                                    +13.1%
               -    MCBT - Japan Small Companies Fund (including all
                     transaction fees)                                    +10.9%
               -    Tokyo Stock Exchange - Second Section                  +5.7%

               Annualized total return from August 15, 1994 through
                April 30, 1996

               -    MCBT - Japan Small Companies Fund (excluding all
                     transaction fees)                                     +5.1%
               -    MCBT - Japan Small Companies Fund (including all
                     transaction fees)                                     +3.8%

               The graph below represents the annualized total return of the portfolio including all transaction fees versus the Tokyo Stock Exchange - Second Section from September 1, 1994 through April 30, 1996.

               -    MCBT - Japan Small Companies Fund (excluding all
                     transaction fees)                                     +5.1%
               -    MCBT - Japan Small Companies Fund (including all
                     transaction fees)                                     +3.8%
               -    Tokyo Stock Exchange - Second Section                 (7.4%)


[GRAPH]

(a) Performance for the benchmark is not available for the period from August 15, 1994 (commencement of investment operations) through April 30, 1996. For that reason, performance is shown from September 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

PORTFOLIO COMMENTS       The Fund has done well over the past 12 months.
                         Smaller companies began to out perform larger ones towards the end of the reporting period.

                         This time last year, deflation was a problem, the currency was very strong and the economy stagnating. The Japanese authorities have addressed these problems. To combat deflation, the Government loosened money supply. Interest rates are at historic lows and the currency has been managed lower by foreign exchange intervention. A large stimulatory package was also announced and the impact is now being felt.

                         We are confident that the economy will grow at a rate of 2.5% in fiscal year 1996. The consensus of opinion is not as optimistic. We think that earnings will recover sharply for a number of reasons:

                         1.   The improving economy.
                         2.   Cost reductions that are being made.
                         3.   Changes in product design.
                         4.   The lower yen and the easing of deflation.

                         Smaller companies should benefit most as they are more geared to economic activity.

                         There has been a steady inflow of cash into the Fund, allowing us to buy gently into the rising market. We have moved from owning defensive stocks, and a high proportion of convertible bonds to more economically sensitive ones. We were able to sell some of the convertibles on high premiums (e.g. Showa Corp.). We have positioned the portfolio to benefit from a consumer recovery. Circle K, a convenience store which we own, has risen 67% (in local currency terms) since purchase. A new holding, Hikari Tsushim (a distributor of mobile phones) has done particularly well, rising by 70% (in local currency terms) since we purchased it in March. We are also heavily committed to the service sector which has long term growth potential.

                         The portfolio remains 50% hedged. This is a defensive hedge, as we feel that the yen may weaken still further. The position is reviewed constantly.

                         The Japanese market has the potential to run further as the year progresses. The economy has turned and the currency is no longer causing problems for exporters. Most importantly, though, the domestic investor has stopped selling.

INVESTMENT MANAGER PROFILE    All members of the investment team report directly
                              to Joe Scott Plummer (Chief Investment Officer) who has 27 years of investment experience. All funds are managed on a team basis with a named director heading each team.

                              Michael Thomas assisted by James Salter has managed the MCBT Japan Small Companies Fund since inception.

                              Michael graduated from Bristol University with a degree in Economics and joined stockbrokers Vickers da Costa in 1973. He began covering the Japanese market in 1975 and became director of its Japanese department in 1982. A specialist on Japan, he joined Martin Currie in 1989 as a director and head of the Far East investment team. Became head of the Japan team in 1993 following the restructure of the Far East team.

                              James graduated from Reading University in 1988 in Classics and Anthropology and went to complete the Japan studies MA course at the School of Oriental and African Studies. Joined Foreign & Colonial in 1989 and was seconded to Japan with The Long Term Credit Bank of Japan. Joined Martin Currie in July 1992 as a member of the Pacific Basin and latterly the Japan team. He was promoted to director in 1995.


LARGEST HOLDINGS                                       % OF NET ASSETS

                              Hikari Tsushim                3.7
                              Maezawa Industries            3.1
                              Fuji Machine                  2.6
                              Sanki Engineering             2.5
                              Circle K Japan                2.5

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996


COMMON STOCK, WARRANTS AND                            SHARES            VALUE
CONVERTIBLE BONDS - 96.0%                             ------            -----
COMMON STOCK - 84.3%
     AIPHONE                                          33,000          $716,123
     ASIA SECURITIES PRINTING                         33,000           981,119
     BROTHER INDUSTRIES                              144,000           934,716
     CANON APTEX                                      68,000         1,118,111
     CHAIN STORE OKUWA                                24,000           394,627
     CHIYODA                                          52,000         1,212,944
     CHIYODA FIRE & MARINE                           136,000           913,991
     CHUGOKU BANK                                     90,000         1,651,929
     CIRCLE K JAPAN                                   50,400         2,216,338
     COCO'S JAPAN                                     72,000           798,432
     DAIFUKU                                         100,000         1,577,362
     DAIKIN MANUFACTURING                             86,200         1,540,978
     DAIWA KOSHO LEASE                               158,000         1,721,906
     DAIWA LOGISTICS                                  60,000         1,651,929
     DDI                                                 140         1,203,193
     DOWA FIRE & MARINE                              140,000           841,834
     EIDEN SAKAKIYA                                   74,000           997,467
     FUJI MACHINE MANUFACTURING                       70,000         2,301,993
     FUJITSU BUSINESS SYSTEMS                         40,000         1,047,751
     GLORY                                            30,000         1,075,474
     HIGASHI NIHON HOUSE                              30,000           487,548
     HIKARI TSUSHIM                                   20,000         3,326,801
     HIRATA TECHNICAL                                 60,000         1,049,663
     HIROSE ELECTRIC                                  30,800         1,902,089
     IZUMI *                                          40,000           848,908
     KATO DENKI                                       45,000           993,738
     KIRIN BEVERAGE                                  110,000         1,556,331
     MABUCHI MOTOR                                    28,000         1,723,818
     MAEZAWA INDUSTRIES                              100,000         2,724,535
     MELCO                                             3,300           138,808
     MIURA INDUSTRY                                   58,000         1,081,210
     NATIONAL HOUSE INDUSTRIAL                        80,000         1,414,846
     NICHICON                                        120,000         1,996,080
     NIPPON SYSTEM DEVELOPMENT                        13,000           222,456
     NISSEN                                           59,900         1,042,187
     NISSHA PRINTING                                 110,000         1,735,099
     NISSIN FOOD PRODUCTS                             60,000         1,646,193
     NITTO KOHKI                                      30,000         1,218,871
     NORITSU KOKI                                     14,500           590,507
     NTN                                              90,000           660,771
     ORGANO                                          110,000         1,219,827
     ORIENTAL CONSTRUCTION                            60,500         1,041,059
     PCA                                              14,000           562,115
     PROMISE                                          41,300         1,756,943
     RISO KAGAKU                                      20,000         1,697,816
     ROHTO PHARMACEUTICAL                             72,000           736,485
     RYOSAN                                           65,000         1,851,728
     SANKI ENGINEERING                               160,000         2,248,459
     SANKYO                                           40,300         1,548,741
     SANTEN PHARMACEUTICAL                            40,700           953,253
     SEIKA                                           120,000           739,926
     SHIMACHU                                         40,000         1,357,488


See notes to financial statements.

     SHOWA                                           107,000        $1,063,811
     SONY MUSIC ENTERTAINMENT                         33,000         1,788,729
     TAISHO PHARMACEUTICAL                            90,000         1,970,269
     TEN ALLIED                                       10,000           159,648
     TOKAI LEASE                                      60,000           648,153
     XEBIO                                            35,000         1,304,909
     YORK BENIMARU                                    25,000         1,003,776
                                                                    ----------
     TOTAL COMMON STOCK - (COST $66,688,511)                        74,911,811
                                                                    ----------
                                                   PRINCIPAL
                                                    AMOUNT
                                                    ------
CONVERTIBLE BONDS - 10.2%
     HIGASHI NIHON HOUSE, 0.375%, 4/30/2000    Y   1,000,000         1,030,928
     IZUMI, 4.5%, 2/28/2001                    Y  60,000,000           696,907
     JONAS, 1.4%, 12/30/1999                   Y 106,500,000         1,467,614
     KONAMI, 0.75%, 3/31/2000                  Y 160,000,000         1,621,338
     MATSUSHITA ELECTRIC,
      NO.8, 2.7%, 5/31/2002                    Y 100,000,000         1,213,135
     MEITEC, 3.2%, 3/31/2004                   Y  26,000,000           412,600
     MIRAI INDUSTRY, 2.3%, 3/20/2002           Y 138,000,000         1,773,070
     NITTO DENKO, NO.4, 3.9%, 3/30/2001        Y  70,000,000           869,939
                                                                    ----------
     TOTAL CONVERTIBLE
      BONDS - (COST $8,325,064)                                      9,085,531
                                                                    ----------

WARRANTS - 1.5%
     KURARAY *                                           600           450,000
     NIPPON ENGINEERING CONSULTANTS *                  1,500           221,086
     NISSEN *                                          6,500           288,719
     ROYAL *                                             300           243,750
     TAMPOPO *                                           150            90,000
                                                                    ----------
     TOTAL WARRANTS - (COST $1,342,668)                              1,293,555
                                                                    ----------
TOTAL COMMON STOCK, WARRANTS AND
 CONVERTIBLE BONDS - (COST $76,356,243)+                            85,290,897
                                                                    ----------
                                                   PRINCIPAL
                                                    AMOUNT
                                                    ------
SHORT TERM INVESTMENT - 3.7%
     STATE STREET BANK AND TRUST REPURCHASE
      AGREEMENT, 4.75%, 5/1/1996 (a)            $  3,308,000         3,308,000
                                                                    ----------
TOTAL SHORT TERM INVESTMENT - (COST $3,308,000)                      3,308,000
                                                                    ----------

TOTAL INVESTMENTS - (COST  $79,664,243) - 99.7%                      8,598,897
                                                                    ----------
CASH, RECEIVABLES AND OTHER ASSETS,
 LESS LIABILITIES - 0.3%                                               264,157
                                                                    ----------
NET ASSETS - 100.0%                                               $ 88,863,054
                                                                    ----------
                                                                    ----------


*    Non-income producing security.
Y    Denominated in Japanese yen.
(a)  The repurchase agreement, dated 4/30/96, $3,308,436 due 5/1/96, is
     collateralized by $3,385,000 United States Treasury Note,   5.875%,
     4/30/98.

+ Percentages of assets by industry are as follows: Auto Parts 1.4%, Automobiles 1.2%, Banks 1.9%, Building and Construction 5.3%, Commercial Services 2.7%, Computers & Business Equipment 1.9%, Drugs & Health Care 5.9%, Electrical Equipment 7.2%, Electronics 6.3%, Engineering 3.4%, Entertainment 2.0%, Finance 2.0%, Financial Services 2.1%, Food & Beverages 5.4%, Industrial Machinery 14.5%, Metals 1.2%, Office Furnishings & Supplies 5.8%, Printing 3.1%, Retail Trade 14.8%, Semi-Conductor 1.4%, Shipbuilding 1.0%, Software 1.8%, Telecommunication 1.3%, Textiles 0.5%, Transportation 1.9%.


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 1996

ASSETS
  Investments in securities, at value (cost $76,356,243)
   (Note B)                                                       $ 85,290,897
  Investments in repurchase agreements, at cost and
   value (Note B)                                                    3,308,000
                                                                   -----------
     Total Investments                                              88,598,897
  Cash                                                                     973
  Foreign currency, at value (cost $696,915) (Note B)                  699,533
  Receivable for foreign currency sold                                 694,888
  Dividend and interest receivable                                     269,520
  Prepaid insurance expense                                              6,151
  Deferred organization expenses (Note B)                                8,389
                                                                   -----------
     TOTAL ASSETS                                                   90,278,351
                                                                   -----------

LIABILITIES
  Payable for forward currency contracts (Note E)                      455,858
  Payable for foreign currency purchased                               699,533
  Management fee payable (Note C)                                      193,281
  Administration fee payable (Note C)                                    5,900
  Trustees fees payable (Note C)                                         1,886
  Accrued expenses and other liabilities (Note B)                       58,839
                                                                   -----------
  TOTAL LIABILITIES                                                  1,415,297
                                                                   -----------
TOTAL NET ASSETS                                                  $ 88,863,054
                                                                   -----------
                                                                   -----------

COMPOSITION OF NET ASSETS:
  Paid-in-capital                                                 $ 78,610,134
  Undistributed net investment income                                1,985,058
  Accumulated net realized loss on investment and
   foreign currency transactions                                      (212,593)
  Net unrealized appreciation on investment and
   foreign currency transactions                                     8,480,455
                                                                   -----------
TOTAL NET ASSETS                                                  $ 88,863,054
                                                                   -----------
                                                                   -----------

NET ASSET VALUE PER SHARE                                         $      10.77
($88,863,054 / 8,247,704 shares of beneficial                      -----------
 interest outstanding)                                             -----------


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 1996

INVESTMENT INCOME
  Interest income                                                    $ 269,741
  Dividend income                                                      410,090
  Foreign taxes withheld                                               (72,503)
                                                                    ----------
     TOTAL INVESTMENT INCOME                                           607,328
                                                                    ----------

EXPENSES
  Management fee (Note C)                                              603,494
  Custodian fee                                                         83,000
  Administration fee (Note C)                                           63,074
  Audit fee                                                             37,000
  Legal fees                                                            11,000
  Transfer agent fee                                                     6,400
  Trustees fees (Note C)                                                 3,600
  Amortization of deferred organization expenses                         2,548
  Miscellaneous expenses                                                17,187
                                                                    ----------
     TOTAL EXPENSES                                                    827,303
                                                                    ----------
NET INVESTMENT LOSS                                                   (219,975)
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
  Net realized gain on investments                                     323,979
  Net realized gain on foreign currency transactions                 2,490,116
  Net increase in unrealized appreciation(depreciation) on:
     Investments                                                     8,273,355
     Foreign currency transactions                                    (929,597)
                                                                    ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           10,157,853
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,937,878
                                                                    ----------
                                                                    ----------


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS


                                                             Year           August 15, 1994 *
                                                             Ended             through
                                                         April 30, 1996      April 30, 1995
                                                         --------------      --------------
NET ASSETS at beginning of period                         $ 44,969,083        $          0
                                                          ------------        ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment (loss)income                                (219,975)             54,959
   Net realized gain(loss) on investment transactions          323,979            (239,637)
   Net realized gain on foreign currency transactions        2,490,116              10,618
   Net increase in unrealized appreciation
    (depreciation) on:
       Investments                                           8,273,355             661,299
       Foreign currency transactions                          (929,597)            475,398
                                                          ------------        ------------
   Net increase in net assets from operations                9,937,878             962,637
                                                          ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             0              (4,024)
   In excess of net investment income                         (639,196)                  0
   In excess of net realized loss on investments                     0              (4,375)
                                                          ------------        ------------
   Total distributions                                        (639,196)             (8,399)
                                                          ------------        ------------

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares                        33,742,120          43,727,477
   Reinvestment of dividends and distributions
    to shareholders                                            611,375               8,399
   Cost of shares repurchased                                 (100,000)                  0
   Paid in capital from subscription and redemption fees       341,794             278,969
                                                          ------------        ------------
   Total increase in net assets from capital share
    transactions                                            34,595,289          44,014,845
                                                          ------------        ------------
NET INCREASE IN NET ASSETS                                  43,893,971          44,969,083
                                                          ------------        ------------

NET ASSETS at end of period (net of accumulated net
   investment gain(loss)                                  $ 88,863,054        $ 44,969,083
   of $1,985,058 and $(70,503))                           ------------        ------------
                                                          ------------        ------------


OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                               3,514,816           4,680,605
   Shares issued in reinvestment of distributions
    to shareholders                                             61,943                 833
   Less shares repurchased                                     (10,493)                  0
                                                          ------------        ------------
   Net share transactions                                    3,566,266           4,681,438
                                                          ------------        ------------
                                                          ------------        ------------

* Commencement of investment operations.


See notes to financial statements.

                                                MCBT JAPAN SMALL COMPANIES FUND
-------------------------------------------------------------------------------
                                                           FINANCIAL HIGHLIGHTS
                                         FOR A SHARE OUTSTANDING FOR THE PERIOD


                                                                   Year            August 15, 1994 *
                                                                  Ended                through
                                                              April 30, 1996        April 30, 1995
                                                              --------------        --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $      9.610        $     10.000
                                                                 ---------          ----------
Net investment (loss)income                                         (0.034) (5)          0.013
Net realized and unrealized gain(loss) on investment
 and foreign currency transactions                                   1.248  (5)         (0.492)
Total from investment operations                                     1.214              (0.479)
                                                                 ---------          ----------
Less distributions:
   Net investment income                                             0.000              (0.002)
   In excess of net investment income                               (0.097)              0.000
   Net realized capital gains                                        0.000              (0.003)
                                                                 ---------          ----------
Total distributions                                                 (0.097)             (0.005)
                                                                 ---------          ----------
Paid in capital from subscription and redemption fees
 (Note B)                                                            0.043  (5)          0.094

Net asset value, end of period                                $     10.770        $      9.610
                                                                 ---------          ----------
                                                                 ---------          ----------

TOTAL INVESTMENT RETURN (1)                                         13.13%               (3.85)% (2)
                                                                 ---------          ----------
                                                                 ---------          ----------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                     $ 88,863,054        $ 44,969,083
Operating expenses, net, to average net assets (Note C)              1.37%                1.50% (3)
Operating expenses, gross, to average net assets (Note C)            1.37%                1.72% (3)
Net investment (loss)income to average net assets                   (0.36)%               0.37% (3)
Portfolio turnover rate                                                37%                 33%
Average commission rate per share                             $    0.0763   (4)            N/A
Per share amount of fees waived (Note C)                      $     0.000         $      0.008



*    Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
     Total return would have been lower had certain expenses not been waived.
(2)  Not annualized.
(3)  Annualized.
(4) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(5) The per share amounts were computed using a monthly average number of shares outstanding during the year.


See notes to financial statements.

                                                 MCBT JAPAN SMALL COMPANIES FUND
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers six funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund and Emerging Asia Fund, (the "Funds"). As of April 30, 1996 the Global Emerging Markets Fund had not commenced operations. The MCBT Japan Small Companies Fund (the "Fund") commenced investment operations on August 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.


NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where any such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - When a Fund writes an option, the premium received by the fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a Fund are split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be paid in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 1.00% of the amount invested and a redemption fee on cash redemptions of 1.00% of the amount redeemed. All purchase premiums and redemption fees are paid to, and recorded as paid-in-capital to the Fund, subject to being waived by Martin Currie. For the period ended April 30, 1996, $340,794 in purchase premiums and $1,000 in redemption fees were collected.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. The Fund is subject to foreign taxes on certain income, gains on investments or currency repatriation. As of April 30, 1996 the Fund has elected for Federal income tax purposes to defer a $461,230 current year post October 31 loss as though the loss was incurred on the first day of the next fiscal year.

The Fund intends to pass-through foreign taxes paid during the year to its shareholders. During the year ended April 30, 1996 the Fund paid $72,503 in taxes to various countries.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

OTHER - The financial highlights for certain 1995 amounts has been restated to conform with the presentation for the period ended April 30, 1996.


NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. which is controlled by the Executive Directors of the various subsidiaries of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 1.00% of the average net assets.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive annual fees of $20,000. Each Fund pays a pro-rata share based on its respective net assets.


NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the Fund for the year ended April 30, 1996 were $56,207,405 and $21,196,265, respectively.

The identified cost of investments in securities owned by the Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1996 were as follows:

             IDENTIFIED             GROSS UNREALIZED             NET UNREALIZED
               COST           APPRECIATION   (DEPRECIATION)       APPRECIATION
          ---------------     ------------   --------------     ---------------
           $  79,727,015     $  10,645,908   $  (1,774,026)     $  8,871,882

NOTE E - FORWARD FOREIGN CURRENCY CONTRACTS
At April 30, 1996, the outstanding forward exchange contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

                                   U.S. $ COST        U.S. $
                                 ON ORIGINATION      CURRENT      NET UNREALIZED
CURRENCY SOLD   SETTLEMENT DATE       DATE            VALUE       (DEPRECIATION)
-------------   ---------------  --------------   ------------    --------------
Japanese Yen       5/14/96       $ 19,310,000     $ 19,569,333      $ (259,333)
Japanese Yen       5/14/96         15,745,000       15,941,525        (196,525)
                                 ------------     ------------     ------------
                                 $ 35,055,000     $ 35,510,858      $ (455,858)
                                 ------------     ------------     ------------
                                 ------------     ------------     ------------

NOTE F - PRINCIPAL SHAREHOLDERS
As of April 30, 1996, 28% of the Fund's outstanding shares were held by one shareholder holding in excess of 10% of the Fund's outstanding shares.


NOTE G - CONCENTRATION OF RISK
Investment in foreign securities generally involves special risks. Additional risks are present in the case of a fund such as the Japan Small Companies Fund which will invest most of its assets in the issuers of a single foreign country. This means that the Fund's performance will be directly affected by political, economic and market conditions in Japan. In addition, since the Japanese economy depends to some extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese companies and on the Japanese economy generally. The Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders of the
Martin Currie Business Trust - Japan Small Companies Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan Small Companies Fund at April 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
June 19, 1996

                          MARTIN CURRIE BUSINESS TRUST


                              ____________________


                             TRUSTEES  AND OFFICERS

                   C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                            Simon D. Eccles, TRUSTEE
                         Patrick R. Wilmerding, TRUSTEE
                W. Stewart Coghill, VICE PRESIDENT AND TREASURER
                         J. Grant Wilson, VICE PRESIDENT
                          Julian M.C. Livingston, CLERK

                              * INTERESTED TRUSTEE
                              ____________________



                               INVESTMENT MANAGER

                               Martin Currie, Inc.
                                  Saltire Court
                                20 Castle Terrace
                                Edinburgh EH1 2ES
                               011-44-131-229-5252

                                Regulated by IMRO

                   Registered Investment Adviser with the SEC
                              ____________________


--------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
--------------------------------------------------------------------------------

                             MARTIN CURRIE BUSINESS TRUST
                               OPPORTUNISTIC EAFE FUND








                                    ANNUAL REPORT

                                    APRIL 30, 1996

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 1996

OBJECTIVE      Long term capital appreciation through active management of a diversified portfolio of international equities outside the USA and Canada.

LAUNCH DATE    July 1, 1994

FUND SIZE      $108.3 m

PERFORMANCE    Total return from May 1, 1995 through April 30, 1996

               -    MCBT - Opportunistic EAFE (excluding all
                     transaction fees)                                    +16.2%
               -    MCBT - Opportunistic EAFE (including all
                     transaction fees)                                    +14.4%
               -    The Morgan Stanley Capital International
                     EAFE Index                                           +11.7%

               The graph below represents the annualized total return of the portfolio including all transaction fees versus the Morgan Stanley Capital International EAFE Index from July 1, 1994 through April 30, 1996.

               -    MCBT - Opportunistic EAFE (excluding all
                     transaction fees)                                     +7.7%
               -    MCBT - Opportunistic EAFE (including all
                     transaction fees)                                     +6.8%
               -    The Morgan Stanley Capital International
                     EAFE Index                                            +9.1%

[GRAPH]

(a)  Commencement of investment operations.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

PORTFOLIO COMMENTS

The Fund has outperformed the index over the past 12 months, registering a healthy rise.

This time last year, the US dollar was weak against both the yen and the deutschemark. The US stock market was very strong and emerging markets in turmoil. Since then, the US dollar has recovered, interest rates in the US have fallen and confidence has returned to the smaller markets.

Over the twelve month period our confidence in the outlook for Japanese equities has risen. We added to our position there following falls in share prices, but partially hedged the currency. The Japanese authorities have addressed the problems of a strong currency, deflation and a stagnating economy. We are confident that the economy will grow at a rate of 2.5% in fiscal 1996. The consensus of opinion is not as optimistic. We think that athe market has the potential to run further as the year progresses. The domestic investor has stopped selling, and that is a good sign.

To fund the increase in Japan, we have sold shares in the UK where we are concerned about politics. A general election is due within the next 12 months and there is a high probability that there will be a change in Government.

We continue to run a relatively heavy position in ASIA and added to our positions during the year. Markets here have recovered and foreigners have been buying shares. Interest rate falls in Hong Kong triggered a change in sentiment, but South Korea has experienced political uncertainty and Taiwan has suffered from Chinese aggression.

Our attitude towards CONTINENTAL EUROPEAN markets is becoming more positive. We have been underweight, reflecting our view that economies were sluggish and there were better opportunities elsewhere. Interest rates have been falling and weaker currencies may now allow a gentle expansion in growth.

We have been encouraged by good stock selection in nearly all geographic regions, particularly in the UK and Continental Europe. We are confident that markets will advance further over the next six months and expect Japan to do particularly well.

INVESTMENT MANAGER PROFILE


All members of the investment team report directly to Joe Scott Plummer (Chief Investment Officer ), who has 27 years of investment experience. All funds are managed on a team basis with a named director heading each team.

Tony Hanlon has managed the MCBT Opportunistic EAFE Fund since inception.

He graduated from Glasgow University in 1984 with a degree in Public Law and completed a MBA degree at Manchester Business school in 1986. Worked for Salomon Brothers International in New York and London as an institutional bond salesman. Joined Martin Currie in 1988, working in the North American team. Appointed investment manager in 1991 and promoted to director in 1993.
 As head of the Strategy & Asset Control team, he has responsibility for communicating and monitoring investment strategy.

ASSET ALLOCATION
(% of net assets)

[CHART]

/ /  Japan                    37%
/ /  Latin America             4%
/ /  Europe                   36%
/ /  Other Net Assets          3%
/ /  Pacific Basin            18%
/ /  Other Areas               2%


LARGEST HOLDINGS BY REGION/COUNTRY

                                                            % OF NET ASSETS

     JAPAN

     Mitsubishi Heavy Industries                                   2.1
     Sumitomo Trust & Banking                                      1.9
     Rohm                                                          1.7

     EUROPE

     Veba                                    (Germany)             1.4
     Elsevier                                (Netherlands)         1.4
     Internationale Nederlanden              (Netherlands)         1.3

     PACIFIC BASIN

     Taiwan Opportunities Fund               (Taiwan)              1.4
     Broken Hill Proprietary                 (Australia)           1.4
     Swire Pacific                           (Hong Kong)           1.3

     OTHER AREAS

     Indian Opportunities Fund               (India)               1.1

                                                    MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------


                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996

                                                       Shares          Values
                                                       ------          ------
COMMON STOCK, WARRANTS AND EXCHANGEABLE NOTES - 97.0%
EUROPE - 35.6%
  AUSTRIA - 0.5%
    FLUGHAFEN WIEN *                                   7,270       $   509,879
                                                                   -----------
       TOTAL AUSTRIA - (COST $315,208)                                 509,879
                                                                   -----------

  BELGIUM - 0.5%
    KREDIETBANK                                        2,100           600,381
                                                                   -----------
       TOTAL BELGIUM - (COST $522,065)                                 600,381
                                                                   -----------

  FRANCE - 5.2%
    AXA                                               21,426         1,276,645
    ELF AQUITAINE                                      7,503
  557,988
    IMETAL                                             3,250           508,805
    L'OREAL                                            4,300         1,328,902
    PEUGEOT                                            3,100           433,130
    SCHNEIDER *                                       18,500           862,080
    SEITA                                             17,300           666,222
                                                                   -----------
       TOTAL FRANCE - (COST $4,877,887)                              5,633,772
                                                                   -----------

  GERMANY - 4.1%
    DEUTSCHE BANK                                     14,100           675,757
    HOECHST                                            2,700           909,348
    MANNESMANN                                         3,800         1,298,191
    VEBA                                              31,000         1,540,989
                                                                   -----------
       TOTAL GERMANY - (COST $3,736,683)                             4,424,285
                                                                   -----------

  ITALY - 1.8%
    LA RINASCENTE                                    123,670           855,872
    TELECOM ITALIA MOBILE *                          495,000         1,093,310
                                                                   -----------
       TOTAL ITALY - (COST $1,003,356)                               1,949,182
                                                                   -----------

  LUXEMBOURG - 0.1%
    MILLICOM INTERNATIONAL CELLULAR *                  2,334           110,282
                                                                   -----------
       TOTAL LUXEMBOURG - (COST $54,140)                               110,282
                                                                   -----------

  NETHERLANDS - 3.3%
    ELSEVIER                                         101,030         1,521,199
    INTERNATIONALE NEDERLANDEN                        18,791         1,450,860
    POLYGRAM                                           9,405           559,854
                                                                   -----------
       TOTAL NETHERLANDS - (COST $2,465,862)                         3,531,913
                                                                   -----------

  SPAIN - 1.8%
    BANCO SANTANDER                                   17,480           812,160
    CENTROS COMERCIALES CONTINENTE *                  26,944           593,107
    REPSOL                                            16,180           593,394
                                                                   -----------
       TOTAL SPAIN - (COST $1,887,596)                               1,998,661
                                                                   -----------

  SWEDEN - 1.5%
    ERICSSON L.M. TELEPHONE, CL B                     47,227           957,549
    STORA KOPPARBERG, CL A                            50,600           682,715
                                                                   -----------
       TOTAL SWEDEN - (COST $1,654,059)                              1,640,264
                                                                   -----------

See Notes to financial statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996


                                                       Shares          Values
                                                       ------          ------

EUROPE - CONTINUED
  SWITZERLAND - 3.7%
    CIBA - GEIGY                                       1,000        $1,160,599
    NESTLE                                             1,280         1,423,711
    ROCHE HOLDINGS                                        90           707,837
    ZURICH VERSICHERUNG                                2,590           723,848
                                                                   -----------
       TOTAL SWITZERLAND - (COST $3,446,695)                         4,015,995
                                                                   -----------

  UNITED KINGDOM - 13.1%
    ARGYLL                                           154,000           769,652
    BARRATT DEVELOPMENT                              215,933           876,019
    BRITISH TELECOMMUNICATIONS                       103,200           566,256
    BTR, WARRANTS, 1995/1996 *                       281,689           260,784
    CABLE & WIRELESS                                  65,000           510,274
    EAST MIDLANDS ELECTRICITY                         80,588           760,024
    GKN                                               54,530           806,499
    GLAXO WELLCOME                                    79,260           961,071
    GRANADA                                           76,435           947,527
    LADBROKE                                         296,000           871,112
    LASMO                                             88,419           255,554
    LLOYDS TSB                                       164,000           786,301
    MCKECHNIE                                         74,020           579,413
    NFC                                              318,136           823,715
    RECKITT & COLMAN                                 101,000         1,108,370
    SHELL TRANSPORT & TRADING                         69,000           910,410
    UNILEVER                                          49,469           905,529
    WASSALL                                          113,250           509,736
    WOLSELEY                                         135,426           955,097
                                                                   -----------
       TOTAL UNITED KINGDOM - (COST $12,640,681)                    14,163,343
                                                                   -----------

TOTAL EUROPE - (COST  $32,604,232)                                  38,577,957
                                                                   -----------

LATIN AMERICA - 3.7%
  ARGENTINA - 0.4%
    CAPEX, GDR *                                       9,934           139,076
    COMPANHIA NAVIERA PEREZ COMPANC                   32,303           200,944
    YPF SOCIEDAD ANONIMA, ADR                          4,186            91,569
                                                                   -----------
       TOTAL ARGENTINA - (COST $305,524)                               431,589
                                                                   -----------

  BRAZIL - 1.7%
    CENTRAIS ELETRICAS BRASILEIRAS, ADR               19,800           240,075
    COMPANHIA ENERGETICA DE MINAS, ADR                 9,700           252,152
    COMPANHIA VALE DO RIO DOCE, ADR                   17,760           331,890
    RHODIA - STER, GDS *                              17,711           146,387
    TELEBRAS, ADR                                     10,780           583,467
    USIMINAS, ADR                                     23,800           265,370
                                                                   -----------
       TOTAL BRAZIL - (COST $1,684,415)                              1,819,341
                                                                   -----------

  CHILE - 0.4%
    MADECO, ADR                                        6,388           159,700
    MADERAS Y SINTETICOS SOCIEDAD, ADR                 9,662           153,384


See Notes to financial statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996


                                                       Shares          Values
                                                       ------          ------

LATIN AMERICA - CONTINUED
  CHILE - CONTINUED
    SOCIEDAD QUIMICA Y MINERA, ADR                     2,334          $124,869
                                                                   -----------
       TOTAL CHILE - (COST $276,656)                                   437,953
                                                                   -----------

  COLOMBIA - 0.3%
    CEMENTOS DIAMANTE, GDS (F)                        14,800           296,000
                                                                   -----------
  TOTAL COLOMBIA - (COST $327,400)                                     296,000
                                                                   -----------

  MEXICO - 0.8%
    CORPORACION INDUSTRIAL ALFA, CL A                 10,000           146,030
    CORPORACION INDUSTRIAL SANLUIS                     4,000           140,000
    EMPRESAS ICA SOCIEDAD, ADR *                       9,800           135,975
    GRUPO CARSO, ADR *                                12,000           183,000
    GRUPO FINANCIERO BANAMEX, CL B *                  60,000           138,250
    GRUPO FINANCIERO BANAMEX CL L *                    1,800             3,697
    KIMBERLY CLARKE, ADR                               3,900           142,837
                                                                   -----------
       TOTAL MEXICO - (COST $533,269)                                  889,789
                                                                   -----------

  PERU - 0.1%
    PERU REAL ESTATE, CL B *                         250,000            89,644
                                                                   -----------
       TOTAL PERU - (COST $113,636)                                     89,644
                                                                   -----------

TOTAL LATIN AMERICA - (COST  $3,240,900)                             3,964,316
                                                                   -----------

PACIFIC BASIN - 18.3%
  AUSTRALIA - 2.8%
    BROKEN HILL PROPRIETARY                           97,667         1,502,982
    HIGHLANDS GOLD (N/P) *                            54,000             4,242
    M.I.M. HOLDINGS                                  270,000           398,743
    QANTAS AIRWAYS                                   253,800           450,580
    WESTERN MINING                                    90,000           656,088
                                                                   -----------
       TOTAL AUSTRALIA - (COST $2,703,891)                           3,012,635
                                                                   -----------

  HONG KONG - 6.1%
    AMOY PROPERTIES                                  804,900           905,259
    CHINA LIGHT & POWER                              152,000           717,213
    HONG KONG TELECOMMUNICATIONS                     500,000           953,397
    HSBC HOLDINGS                                     91,164         1,361,184
    HUTCHISON WHAMPOA                                205,700         1,276,401
    SWIRE PACIFIC, CL A                              161,925         1,381,559
                                                                   -----------
       TOTAL HONG KONG - (COST $5,809,380)                           6,595,013
                                                                   -----------

  MALAYSIA - 2.7%
    AMMB HOLDINGS                                     78,000         1,180,965
    EDARAN OTOMOBILE NASIONAL                         63,000           538,202
    RESORTS WORLD                                     68,000           411,824
    UNITED ENGINEERS *                               120,000           823,006
                                                                   -----------
       TOTAL MALAYSIA - (COST $2,588,746)                            2,953,997
                                                                   -----------

  SINGAPORE - 3.1%
    DEVELOPMENT BANK OF SINGAPORE                     87,800         1,111,708


See notes to financial statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996


                                                       Shares          Values
                                                       ------          ------

PACIFIC BASIN - CONTINUED
  SINGAPORE - CONTINUED
    FIRST CAPITAL                                    175,000          $555,200
    JARDINE MATHESON                                 140,566         1,124,528
    SINGAPORE PRESS                                   26,600           503,315
                                                                   -----------
       TOTAL SINGAPORE - (COST $3,048,833)                           3,294,751
                                                                   -----------

  SOUTH KOREA - 0.4%
    CITC SEOUL EXEL TRUST, IDR *                          18 (a)       179,100
    KOREA PREFERRED FUND *                            29,000           290,870
                                                                   -----------
       TOTAL SOUTH KOREA - (COST $508,200)                             469,970
                                                                   -----------

  TAIWAN - 1.4%
    TAIWAN OPPORTUNITIES FUND (B) *                  176,500         1,524,960
                                                                   -----------
  TOTAL TAIWAN - (COST $1,652,817)                                   1,524,960
                                                                   -----------

  THAILAND - 1.8%
    THAI MILITARY BANK                               273,100         1,319,820
    TPI POLENE, ALIEN SHARES                          31,000           171,919
    TPI POLENE, LOCAL SHARES                          84,000           462,516
                                                                   -----------
       TOTAL THAILAND - (COST $1,876,498)                            1,954,255
                                                                   -----------

TOTAL PACIFIC BASIN - (COST  $18,188,365)                           19,805,581
                                                                   -----------

OTHER AREAS - 2.8%
  INDIA - 1.1%
    HIMALAYAN FUND, WARRANTS, 12/31/1996 *               243                92
    INDIAN OPPORTUNITIES FUND (C) *                  101,911         1,167,898
                                                                   -----------
       TOTAL INDIA - (COST $1,494,888)                               1,167,990
                                                                   -----------

  NEW ZEALAND - 0.6%
    CARTER HOLT HARVEY                               280,000           663,598
                                                                   -----------
       TOTAL NEW ZEALAND - (COST $652,469)                             663,598
                                                                   -----------

  SOUTH AFRICA - 1.1%
    BARLOW                                            14,000           161,227
    MALBAK                                            41,000           199,306
    SAFMARINE & RENNIE                                70,000           210,648
    SASOL                                             35,000           369,444
    SOUTH AFRICAN BREWERIES                            7,100           205,851
                                                                   -----------
       TOTAL SOUTH AFRICA - (COST $1,227,053)                        1,146,476
                                                                   -----------

TOTAL OTHER AREAS - (COST  $3,374,410)                               2,978,064
                                                                   -----------

JAPAN - 36.6%
    AMANO                                             39,000           555,518
    ASAHI CHEMICAL                                   188,000         1,428,804
    ASAHI DIAMOND                                     37,080           506,901
    CANON                                             81,000         1,610,630
    CANON APTEX                                       14,000           230,199
    DAIFUKU                                           31,000           488,982
    DAIWA SECURITIES                                  52,000           800,344


See notes to financial statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996



                                                                                   SHARES            VALUES
                                                                                   ------            ------
JAPAN - CONTINUED
    DDI                                                                               134         $ 1,151,628
    EIDEN SAKAKIYA                                                                 24,000             323,503
    EXEDY                                                                          19,000             339,659
    HITACHI                                                                       106,000           1,145,070
    HITACHI METALS                                                                101,000           1,322,786
    ITO - YOKADO                                                                   24,000           1,415,611
    ITOCHU                                                                        197,000           1,500,970
    KAMIGUMI                                                                       89,000             918,885
    KIRIN BEVERAGE                                                                 25,000             353,712
    KOMORI                                                                         20,000             531,523
    KURARAY, NO 7 SFR WARRANTS, 1997 *                                              1,320              66,978
    KYOCERA                                                                        24,000           1,807,944
    MABUCHI MOTOR                                                                   7,000             430,955
    MARUI                                                                          35,000             772,908
    MBL INT'L FINANCE (BERMUDA), EXCH. GTD NOTES, 3.000%, 11/30/2002           $  900,000 (d)       1,041,750
    MITSUBISHI HEAVY INDUSTRIES                                                   257,000           2,294,709
    MITSUI FUDOSAN                                                                 93,000           1,226,901
    NIPPON EXPRESS                                                                144,000           1,500,502
    NITTO DENKO                                                                    35,000             565,460
    NOMURA SECURITIES                                                              63,000           1,373,166
    ORGANO                                                                         30,000             332,680
    RISO KAGAKU                                                                     4,400             373,519
    ROHM                                                                           29,000           1,846,374
    SEKISUI HOUSE, NO 4 WARRANTS, 1997 *                                              100             200,000
    SHIMACHU                                                                       16,000             542,995
    SHIN - ETSU CHEMICAL                                                           61,950           1,356,202
    SONY                                                                           22,600           1,469,146
    SUMITOMO ELECTRIC                                                              83,000           1,190,192
    SUMITOMO FORESTRY                                                              73,000           1,123,560
    SUMITOMO TRUST & BANKING                                                      141,000           2,062,330
    TAISHO PHARMACEUTICAL                                                          16,000             350,270
    TOKIO MARINE & FIRE                                                           108,000           1,486,736
    TOYOTA MOTOR                                                                   71,000           1,622,198
                                                                                                  -----------
TOTAL JAPAN - (COST  $35,689,900)                                                                  39,662,200
                                                                                                  -----------
TOTAL COMMON STOCK, WARRANTS AND EXCHANGEABLE NOTES - (COST  $93,097,807) _                       104,988,118
                                                                                                  -----------


                                                                                PRINCIPAL
                                                                                  AMOUNT
                                                                                ---------

SHORT TERM INVESTMENT - 3.6%
  STATE STREET BANK AND TRUST REPURCHASE AGREEMENT, 4.75%, 5/1/1996 (E)        $3,903,000           3,903,000
                                                                                                  -----------
TOTAL SHORT TERM INVESTMENT - (COST  $3,903,000)                                                    3,903,000
                                                                                                  -----------



See notes to financial statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996

                                                      SHARES             VALUE
                                                      ------             -----


TOTAL INVESTMENTS - (COST  $97,000,807) - 100.6%                  $108,891,118
                                                                  ------------
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - (0.6)%        (595,881)
                                                                  ------------
NET ASSETS - 100.0%                                               $108,295,237
                                                                  ------------
                                                                  ------------

*   Non-income producing security.
(a) Reflected in units.  1 IDR Unit = 1000 shares.
(b) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund.
(c) The Indian Opportunities Fund is managed by Martin Currie Chescor Ltd., an associate of Martin Currie Inc.
(d) Reflected at par value and denominated in U.S. dollars.
(e) The repurchase agreement, dated 4/30/96, $3,903,515 due 5/1/96, is collateralized by $3,995,000 United States Treasury Note, 5.875%, 4/30/98.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $296,000 or 0.3% of net assets.

_ Percentages of investments are presented in the portfolio by country. Percentages of assets by industry are as follows: Air Travel 0.9%, Auto Parts 0.1%, Automobiles 2.4%, Banks 11.6%, Building and Construction 1.0%, Chemicals 3.7%, Conglomerates 5.1%, Construction & Mining Equipment 0.1%, Construction and Building Materials 3.4%, Cosmetics & Toiletries 2.2%, Drugs & Health Care 2.3%, Electric Utilities 3.4%, Electrical Equipment 2.7%, Electronics 5.6%, Engineering 0.8%, Financial Services 2.0%, Food & Beverages 2.4%, Forest Products 0.6%, Hotels & Restaurants 0.8%, Household Products 1.0%, Industrial Machinery 6.5%, Insurance 3.3%, Investment Companies 2.9%, Leisure 1.8%, Liquor 0.2%, Metals 1.6%, Mining 1.3%, Oil & Gas 2.6%, Paper 0.8%, Petroleum Services 0.2%, Photography 1.7%, Printing 0.5%, Publishing 1.9%, Real Estate 3.8%, Retail Trade 4.9%, Semi-Conductor 0.3%, Steel 1.2%, Telecommunication 5.5%, Textiles 0.1%, Tobacco 0.6%, Transportation 3.2%.

ADR American Depositary Receipts.
GDR Global Depositary Receipts.
GDS Global Depositary Shares.
IDR International Depositary Receipts.






See notes to financial statements.

                                                    MCBT OPPORTUNISTIC EAFE FUND

--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1996



ASSETS
  Investments in securities, at value (cost - $93,097,807) (Note B)                        $ 104,988,118
  Investments in repurchase agreements, at cost and value (Note B)                             3,903,000
                                                                                           -------------
    Total Investments                                                                        108,891,118
  Cash                                                                                               385
  Foreign currency, at value (cost - $428,906) (Note B)                                          427,735
  Receivable for investments sold                                                                382,761
  Dividend and interest receivable                                                               386,841
  Foreign income tax reclaim receivable                                                           81,526
  Prepaid insurance expense                                                                        8,332
  Deferred organization expenses (Note B)                                                          8,075
                                                                                           -------------
    TOTAL ASSETS                                                                             110,186,773
                                                                                           -------------
                                                                                           -------------

LIABILITIES
  Payable for investments purchased                                                            1,371,048
  Payable for forward currency contracts (Note E)                                                252,447
  Management fee payable (Note C)                                                                165,912
  Administration fee payable (Note C)                                                              7,006
  Trustees fees payable (Note C)                                                                   2,635
  Accrued foreign capital gains tax on investments (Note B)                                       19,986
  Accrued expenses and other liabilities                                                          72,502
                                                                                           -------------
    TOTAL LIABILITIES                                                                          1,891,536
                                                                                           -------------
TOTAL NET ASSETS                                                                            $108,295,237
                                                                                           -------------
                                                                                           -------------

COMPOSITION OF NET ASSETS:
  Paid-in-capital                                                                            $96,136,064
  Undistributed net investment income                                                          1,336,593
  Accumulated net realized loss on investment and foreign currency transactions                 (809,326)
  Net unrealized appreciation on investment and foreign currency transactions                 11,631,906
                                                                                           -------------
TOTAL NET ASSETS                                                                            $108,295,237
                                                                                           -------------
                                                                                           -------------

NET ASSET VALUE PER SHARE                                                                         $11.25
                                                                                           -------------
                                                                                           -------------
($108,295,237 / 9,628,089 shares of beneficial interest outstanding)


See notes to financial statements.


                                                                                           MCBT OPPORTUNISTIC EAFE FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                                STATEMENT OF OPERATIONS
                                                                                              YEAR ENDED April 30, 1996


INVESTMENT INCOME
 Interest income                                                                                            $   260,032
 Dividend income                                                                                              2,351,532
 Foreign taxes withheld                                                                                        (305,812)
                                                                                                            -----------
 TOTAL INVESTMENT INCOME                                                                                      2,305,752
                                                                                                            -----------

EXPENSES
 Management fee (Note C)                                                                                        655,301
 Custodian fee                                                                                                  166,000
 Administration fee (Note C)                                                                                     76,848
 Audit fee                                                                                                       37,000
 Legal fees                                                                                                      17,500
 Transfer agent fee                                                                                               6,800
 Trustees fees (Note C)                                                                                           5,800
 Amortization of deferred organization expenses                                                                   2,548
 Miscellaneous expenses                                                                                          19,624
 Fees and expenses waived by the investment manager (Note C)                                                    (51,287)
                                                                                                            -----------
TOTAL EXPENSES                                                                                                  936,134
                                                                                                            -----------
NET INVESTMENT INCOME                                                                                         1,369,618
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain on investments (net of foreign taxes of $52,771 on net realized gains)                       926,246
 Net realized gain on foreign currency transactions                                                           1,832,315
 Net increase in unrealized appreciation(depreciation) on:
    Investments (net of accrual for foreign capital gains tax of $19,986 on unrealized appreciation)         10,906,825
    Foreign currency transactions                                                                              (549,779)
                                                                                                            -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                    13,115,607
                                                                                                            -----------


NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                  $14,485,225
                                                                                                            -----------
                                                                                                            -----------



                                                                                                     MCBT OPPORTUNISTIC EAFE FUND
---------------------------------------------------------------------------------------------------------
                                                                                               STATEMENT OF CHANGES IN NET ASSETS


                                                                                 Year          July 1, 1994 *
                                                                                 Ended             through
                                                                           April 30, 1996      April 30, 1995
                                                                           --------------      --------------

NET ASSETS at beginning of period$                                             72,660,677         $         0
                                                                             ------------         -----------

INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income                                                          1,369,618             401,984
 Net realized gain(loss) on investment transactions                               926,246          (2,066,233)
 Net realized gain(loss) on foreign currency transactions                       1,832,315            (230,538)
 Net increase in unrealized appreciation(depreciation) on:
 Investments                                                                   10,906,825             963,500
 Foreign currency transactions                                                   (549,779)            291,374
                                                                             ------------         -----------
 Net increase(decrease) in net assets from operations                          14,485,225            (639,913)
                                                                             ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                         (1,479,010)                  0
 In excess of net investment income                                              (207,129)                  0
                                                                             ------------         -----------
 Total distributions                                                           (1,686,139)                  0
                                                                             ------------         -----------

CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares                                             28,787,468          73,000,541
 Reinvestment of dividends and distributions to shareholders                    1,474,045                   0
 Cost of shares repurchased                                                    (7,701,317)           (112,434)
 Paid in capital from subscription and redemption fees                            275,278             412,483
                                                                             ------------         -----------
 Total increase in net assets from capital share transactions                  22,835,474          73,300,590
                                                                             ------------         -----------
NET INCREASE IN NET ASSETS                                                     35,634,560          72,660,677
                                                                             ------------         -----------

NET ASSETS at end of period (includes undistributed net investment income    $108,295,237         $72,660,677
                              of $1,336,593 and $109,392 respectively)       ------------         -----------
                                                                             ------------         -----------


OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
 Shares sold                                                                    2,869,376           7,382,111
 Shares issued in reinvestment of distributions to shareholders                   141,057                   0
 Less shares repurchased                                                         (752,658)            (11,797)
                                                                             ------------         -----------
 Net share transactions                                                         2,257,775           7,370,314
                                                                             ------------         -----------


* Commencement of investment operations.
See notes to financial statements




                                                                                              MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      FINANCIAL HIGHLIGHTS
                                                                                    FOR A SHARE OUTSTANDING FOR THE PERIOD


                                                                                             Year          July 1, 1994 *
                                                                                            Ended              through
                                                                                       April 30, 1996      April 30, 1995
                                                                                       --------------      --------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                                     $      9.860         $    10.000

Net investment income                                                                           0.314               0.055
Net realized and unrealized gain(loss) on investment and foreign currency transactions          1.239              (0.323)
                                                                                         ------------         -----------
Total from investment operations                                                                1.553              (0.268)
                                                                                         ------------         -----------
Less distributions:
    Net investment income                                                                      (0.167)              0.000
    In excess of net investment income                                                         (0.023)              0.000
                                                                                         ------------         -----------
Total distributions                                                                            (0.190)              0.000
                                                                                         ------------         -----------
Paid in capital from subscription and redemption fees (Note B)                                  0.027               0.128
                                                                                         ------------         -----------

Net asset value, end of period                                                           $     11.250         $     9.860
                                                                                         ------------         -----------

TOTAL INVESTMENT RETURN (1)                                                                    16.17%              (1.40)% (2)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period                                                                $108,295,237         $72,660,677

Operating expenses, net, to average net assets (Note C)                                         1.00%               1.00% (3)
Operating expenses, gross, to average net assets (Note C)                                       1.05%               1.37% (3)
Net investment income to average net assets                                                     1.46%               1.32% (3)
Portfolio turnover rate                                                                           40%                 39%
Average commission rate per share                                                        $     0.0285 (4)             N/A
Per share amount of fees waived (Note C)                                                 $      0.012         $     0.015

--------------------------------------------------------------------------------

*   Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
    Total return would have been lower had certain expenses not been waived.
(2) Not annualized.
(3) Annualized.
(4) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements.

                                                  MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                                 NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers six funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund and Emerging Asia Fund, (the "Funds"). As of April 30, 1996 the Global Emerging Markets Fund had not commenced operations. The MCBT Opportunistic EAFE Fund (the "Fund") commenced investment operations on July 1, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.


NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where any such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

                                                  MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                     NOTES TO FINANCIAL STATEMENTS (continued)

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - When a Fund writes an option, the premium received by the fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a Fund are split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be paid in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

                                                  MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                     NOTES TO FINANCIAL STATEMENTS (continued)

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. All purchase premiums and redemption fees are paid to, and recorded as paid-in-capital to the Fund, subject to being waived by Martin Currie. For the period ended April 30, 1996, $217,538 was collected in purchase premiums and $57,740 was collected in redemption fees.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax. As of April 30, 1996 the Fund had capital loss carry forwards of $31,328 which expires in the year 2003 and $588,988 which expires in the year 2004.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund intends to pass-through foreign taxes paid during the year to its shareholders. During the year ended April 30, 1996 the Fund paid $378,569 in taxes to various countries.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

OTHER - The financial highlights for certain 1995 amounts has been restated to conform with the presentation for the period ended April 30, 1996.


NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. which is controlled by the Executive Directors of the various subsidiaries of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 0.70% of the average net assets.

The Investment Manager has agreed with the Fund to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.00% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1996, the Investment Manager has waived $51,287 of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive annual fees of $20,000. Each Fund pays a pro-rata share based on its respective net assets.

                                                  MCBT OPPORTUNISTIC EAFE FUND
--------------------------------------------------------------------------------
                                     NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the Fund for the year ended April 30, 1996 were $56,888,420 and $33,043,062, respectively.

The identified cost of investments in securities and repurchase agreements owned by the Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1996 were as follows:


                IDENTIFIED         GROSS UNREALIZED            NET UNREALIZED
                   COST     APPRECIATION     (DEPRECIATION)     APPRECIATION
                ----------  ------------     --------------    --------------
               $97,497,830   $13,355,114       $(1,961,826)       $11,393,288


NOTE E - FORWARD FOREIGN CURRENCY CONTRACTS
At April 30, 1996, the outstanding forward exchange contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:


                                         U.S. $ COST       U.S. $         NET UNREALIZED
                                       ON ORIGINATION      CURRENT         APPRECIATION
CURRENCY SOLD      SETTLEMENT DATE          DATE            VALUE         (DEPRECIATION)
-------------      ---------------     --------------    -----------      --------------
Japanese Yen           5/14/96         $    7,192,000    $ 7,281,769      $      (89,769)
Japanese Yen           5/14/96             10,203,000     10,340,026            (137,026)
Japanese Yen           5/14/96              1,604,500      1,630,152             (25,652)
                                       -------------- --------------      ---------------
                                          $18,999,500    $19,251,947      $     (252,447)
                                       -------------- --------------      ---------------
                                       -------------- --------------      ---------------




NOTE F - PRINCIPAL SHAREHOLDERS
As of April 30, 1996, 24% of the Fund's outstanding shares were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.


NOTE G - CONCENTRATION OF RISK
The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

                          REPORT OF INDEPENDENT ACCOUNTANTS
                          ---------------------------------


To the Trustees and Shareholders of the
Martin Currie Business Trust - Opportunistic EAFE Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Opportunistic EAFE Fund at April 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
June 19, 1996

                             MARTIN CURRIE BUSINESS TRUST


                                 --------------------



                               TRUSTEES  AND OFFICERS

                    C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                              Simon D. Eccles, TRUSTEE
                           Patrick R. Wilmerding, TRUSTEE
                  W. Stewart Coghill, VICE PRESIDENT AND TREASURER
                          J. Grant Wilson, VICE PRESIDENT
                           Julian M.C. Livingston, CLERK

                                * INTERESTED TRUSTEE
                                --------------------



                                 INVESTMENT MANAGER

                                Martin Currie, Inc.
                                   Saltire Court
                                 20 Castle Terrace
                                 Edinburgh EH1 2ES
                                      Scotland
                                011-44-131-229-5252

                                 Regulated by IMRO

                     Registered Investment Adviser with the SEC
                                ____________________


--------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
--------------------------------------------------------------------------------

                             MARTIN CURRIE BUSINESS TRUST
                                  GLOBAL GROWTH FUND



                                    ANNUAL REPORT

                                    APRIL 30, 1996

                                                         MCBT GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
                                                       PROFILE AT APRIL 30, 1996

OBJECTIVE     Long-term capital appreciation through active management of a diversified portfolio of global equities.

LAUNCH DATE   June 15, 1994

FUND SIZE     $52.9m

PERFORMANCE   Total return from May 1, 1995 through April 30, 1996

              -    MCBT - Global Growth Fund (excluding all
                     transaction fees)                               +21.2%
              -    MCBT - Global Growth Fund (including all
                     transaction fees)                               +19.4%
              -    The Morgan Stanley Capital International
                     World Index                                     +19.3%

              Annualized total return from June 15, 1994 through April 30, 1996

              -    MCBT - Global Growth Fund (excluding all
                     transaction fees)                               +11.5%
              -    MCBT - Global Growth Fund (including all
                     transaction fees)                               +10.6%

              The graph below represents the annualized total return of the portfolio including all transaction fees versus the Morgan Stanley Capital International World Index from July 1, 1994 through April 30, 1996.

              -    MCBT - Global Growth Fund (excluding all
                     transaction fees)                               +12.7%
              -    MCBT - Global Growth Fund (including all
                     transaction fees)                               +11.8%
              -    The Morgan Stanley Capital International
                     World Index                                     +16.1%

                                     [GRAPH]

(a) Performance for the benchmark is not available for the period from June 15, 1994 (commencement of investment operations) through April 30, 1996. For that reason, performance is shown from July 1, 1994.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived during the period shown. Each performance figure including all transaction fees assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering price which reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees are paid to the Fund to cover trading costs. Past performance is not indicative of future performance.

PORTFOLIO     The Fund has marginally outperformed the index over the past
COMMENTS      12 months, registering a healthy rise.

              This time last year, the US dollar was weak against both the yen and the deutschemark. The US stock market was very strong and emerging markets in turmoil. Since then, the US dollar has recovered, interest rates in the US have fallen and confidence has returned to the smaller markets.

              Over the twelve month period our confidence in the outlook for Japanese equities has risen. We added to our position there following falls in share prices, but partially hedged the currency. The Japanese authorities have addressed the problems of a strong currency, deflation and a stagnating economy. We are confident that the economy will grow at a rate of 2.5% in fiscal 1996. The consensus of opinion is not as optimistic. We think that the market has the potential to run further as the year progresses. The domestic investor has stopped selling, and that is a good sign.

              To fund the increase in Japan, we have sold shares in the UK where we are concerned about politics. A general election is due within the next 12 months and there is a high probability that there will be a change in Government.

              We continue to run a relatively heavy position in ASIA and added to our positions during the year. Markets here have recovered and foreigners have been buying shares. Interest rate falls in Hong Kong triggered a change in sentiment, but South Korea has experienced political uncertainty and Taiwan has suffered from Chinese aggression.

              Our attitude towards CONTINENTAL EUROPEAN markets is becoming more positive. We have been underweight, reflecting our view that economies were sluggish and there were better opportunities elsewhere. Interest rates have been falling and weaker currencies may now allow a gentle expansion in growth.

              We have been caught out by strong US markets again. We were underweight as we believed that profits growth had peaked. Although there is evidence that profits growth is slowing, the market has continued to rise. Elsewhere, markets in LATIN AMERICA and INDIA have bounced as confidence has returned.

              We have been encouraged by good stock selection in nearly all geographic regions, particularly in the US, UK and Continental Europe. We are confident that markets will advance further over the next six months and expect Japan to do particularly well.

INVESTMENT    All members of the investment team report directly
MANAGER       to Joe Scott Plummer (Chief Investment Officer ), who has 27
PROFILE       years of investment experience.  All funds are managed on a team basis with a named director heading each team.

              Tony Hanlon has managed the MCBT Global Growth Fund since inception.

              He graduated from Glasgow University in 1984 with a degree in Public Law and completed a MBA degree at Manchester Business school in 1986. Worked for Salomon Brothers International in New York and London as an institutional bond salesman. Joined Martin Currie in 1988, working in the North American team. Appointed investment manager in 1991 and promoted to director in 1993. As head of the Strategy & Asset Control team, he has responsibility for communicating and monitoring investment strategy.

ASSET ALLOCATION
    (% of net assets)

                                        [GRAPH]

LARGEST HOLDINGS
BY REGION/COUNTRY                             % OF NET ASSETS

         JAPAN

         Mitsubishi Heavy Industries                  1.5
         Sumitomo Trust & Banking                     1.5

         NORTH AMERICA

         Eastman Kodak                                1.5
         Freeport McMoran                             1.5
         Caremark International                       1.4

         PACIFIC BASIN

         HSBC Holdings                 (Hong Kong)    1.3
         Broken Hill Proprietary       (Australia)    1.2
         Swire Pacific                 (Hong Kong)    1.2

         EUROPE

         Veba                          (Germany)      1.1

         OTHER AREAS

         Himalayan Fund                (India)        0.9

                                                         MCBT GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
                                                         SCHEDULE OF INVESTMENTS
                                                                  APRIL 30, 1997

                                                                 SHARES                 VALUE
                                                                 ------                 -----
COMMON STOCK, WARRANTS AND EXCHANGEABLE NOTES - 98.8%
EUROPE - 27.9%
  AUSTRIA - 0.3%
    FLUGHAFEN WIEN *                                            2,600              $   182,350
                                                                                   -----------
      TOTAL AUSTRIA - (COST $102,224)                                                  182,350
                                                                                   -----------
  BELGIUM - 0.5%
    KREDIETBANK                                                   900                  257,306
                                                                                   -----------
      TOTAL BELGIUM - (COST $229,559)                                                  257,306
                                                                                   -----------

  FRANCE - 4.2%
    AXA                                                         8,709                  518,916
    ELF AQUITAINE                                               2,717                  202,060
    IMETAL                                                      1,300                  203,522
    L'OREAL                                                     1,700                  525,380
    PEUGEOT                                                     1,300                  181,635
    SCHNEIDER *                                                 6,740                  314,077
    SEITA                                                       7,300                  281,122
                                                                                   -----------
      TOTAL FRANCE - (COST $1,963,787)                                               2,226,712
                                                                                   -----------

  GERMANY - 3.3%
    DEUTSCHE BANK                                               5,700                  273,178
    HOECHST                                                     1,100                  370,475
    MANNESMANN                                                  1,500                  512,444
    VEBA                                                       11,900                  591,541
                                                                                   -----------
      TOTAL GERMANY - (COST $1,471,936)                                              1,747,638
                                                                                   -----------

  ITALY - 1.4%
    LA RINASCENTE                                              43,000                  297,587
    TELECOM ITALIA MOBILE *                                   194,000                  428,489
                                                                                   -----------
      TOTAL ITALY - (COST $407,404)                                                    726,076
                                                                                   -----------

  LUXEMBOURG - 0.1%
    MILLICOM INTERNATIONAL CELLULAR *                             800                   37,800
                                                                                   -----------
      TOTAL LUXEMBOURG - (COST $23,138)                                                 37,800
                                                                                   -----------

  NETHERLANDS - 2.6%
    ELSEVIER                                                   38,500                  579,691
    INTERNATIONALE NEDERLANDEN                                  7,140                  551,282
    POLYGRAM                                                    3,800                  226,204
                                                                                   -----------
      TOTAL NETHERLANDS - (COST $880,052)                                            1,357,177
                                                                                   -----------

  SPAIN - 1.5%
    BANCO SANTANDER                                             7,000                  325,236
    CENTROS COMERCIALES CONTINENTE *                           10,318                  227,126
    REPSOL PETROLEO                                             6,500                  238,384
                                                                                   -----------
      TOTAL SPAIN - (COST $733,805)                                                    790,746
                                                                                   -----------

  SWEDEN - 1.2%
    ERICSSON L.M. TELEPHONE, CLB                               19,952                  404,536

See notes to financial statements.

                                        5


                                                                 SHARES                 VALUE
                                                                 ------                 -----
EUROPE - CONTINUED
  SWEDEN - CONTINUED
    STORA KOPPARBERG                                           19,500              $   263,101
                                                                                   -----------
      TOTAL SWEDEN - (COST $671,817)                                                   667,637
                                                                                   -----------

  SWITZERLAND - 3.0%
    CIBA - GEIGY                                                  350                  406,210
    NESTLE                                                        510                  567,260
    ROCHE HOLDINGS                                                 40                  314,594
    ZURICH VERSICHERUNGS                                        1,050                  293,452
                                                                                   -----------
      TOTAL SWITZERLAND - (COST $1,423,241)                                          1,581,516
                                                                                   -----------

  UNITED KINGDOM - 9.8%
    ARGYLL                                                     53,000                  264,880
    BARRATT DEVELOPMENT                                        71,000                  288,040
    BRITISH TELECOMMUNICATIONS                                 42,000                  230,453
    BTR, WARRANTS, 1995/1996 *                                 84,000                   77,766
    CABLE & WIRELESS                                           27,000                  211,960
    EAST MIDLANDS ELECTRICITY                                  27,122                  255,787
    GKN                                                        19,000                  281,010
    GLAXO WELLCOME                                             31,000                  375,892
    GRANADA                                                    25,000                  309,913
    LADBROKE                                                  109,000                  320,781
    LASMO                                                      54,017                  156,123
    LLOYDS TSB                                                 63,000                  302,055
    MCKECHNIE                                                  22,000                  172,211
    NFC                                                       121,000                  313,292
    RECKITT & COLMAN                                           35,000                  384,089
    SHELL TRANSPORT & TRADING                                  24,000                  316,664
    UNILEVER                                                   20,000                  366,100
    WASSALL                                                    45,000                  202,544
    WOLSELEY                                                   48,000                  338,522
                                                                                   -----------
      TOTAL UNITED KINGDOM - (COST $4,716,079)                                       5,168,082
                                                                                   -----------

TOTAL EUROPE - (COST  $12,623,042)                                                  14,743,040
                                                                                   -----------

LATIN AMERICA - 2.7%
  ARGENTINA - 0.3%
    CAPEX, GDR *                                                3,200                   44,800
    COMPANHIA NAVIERA PEREZ COMPANC                            10,536                   65,541
    YPF SOCIEDAD ANONIMA, ADR                                   1,400                   30,625
                                                                                   -----------
      TOTAL ARGENTINA - (COST $130,549)                                                140,966
                                                                                   -----------
  BRAZIL - 1.2%
    CENTRAIS ELETRICAS BRASILEIRAS, ADR                         7,600                   92,150
    COMPANHIA ENERGETICA DE MINAS, ADR                          3,500                   90,983
    COMPANHIA VALE DO RIO DOCE, ADR                             6,600                  123,337
    RHODIA - STER, GDS *                                        5,176                   42,781
    TELEBRAS, ADR                                               3,950                  213,794
    USIMINAS, ADR                                               8,600                   95,890
                                                                                   -----------
      TOTAL BRAZIL - (COST $602,729)                                                   658,935
                                                                                   -----------

See notes to financial statements.


                                        6


                                                        MCBT GLOBAL GROWTH FUND
-------------------------------------------------------------------------------
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 APRIL 30, 1996

                                                                 SHARES                 VALUE
                                                                 ------                 -----
  LATIN AMERICA - CONTINUED
    CHILE - 0.3%
    MADECO, ADR                                                 2,300              $    57,500
    MADERAS Y SINTETICOS SOCIEDAD, ADR                          3,400                   53,975
    SOCIEDAD QUIMICA Y MINERA, ADR                                850                   45,475
                                                                                   -----------
      TOTAL CHILE - (COST $169,657)                                                    156,950
                                                                                   -----------

  COLOMBIA - 0.2%
    CEMENTOS DIAMANTE, GDS (e)                                  5,700                  114,000
                                                                                   -----------
      TOTAL COLOMBIA - (COST $131,796)                                                 114,000
                                                                                   -----------

  MEXICO - 0.6%
    CORPORACION INDUSTRIAL ALFA, CL A                           3,700                   54,031
    CORPORACION INDUSTRIAL SANLUIS                              1,400                   49,000
    EMPRESAS ICA SOCIEDAD, ADR *                                3,500                   48,562
    GRUPO CARSO, ADR *                                          4,500                   68,625
    GRUPO FINANCIERO BANAMEX CL L *                               660                    1,356
    GRUPO FINANCIERO BANAMEX, CL B *                           22,000                   50,692
    KIMBERLY CLARKE, ADR                                        1,600                   58,600
                                                                                   -----------
      TOTAL MEXICO - (COST $198,660)                                                   330,866
                                                                                   -----------

  PERU - 0.1%
    PERU REAL ESTATE, CL B *                                  180,000                   64,543
                                                                                   -----------
      TOTAL PERU - (COST $81,818)                                                       64,543
                                                                                   -----------

TOTAL LATIN AMERICA - (COST  $1,315,209)                                             1,466,260
                                                                                   -----------

NORTH AMERICA - 23.5%
  UNITED STATES - 23.5%
    ALLIED SIGNAL                                               9,750                  566,719
    ARCHER - DANIELS - MIDLAND                                 26,171                  493,978
    BRISTOL - MYERS - SQUIBB                                    7,300                  600,425
    CAREMARK INTERNATIONAL *                                   26,000                  718,250
    COLGATE - PALMOLIVE                                         8,300                  635,987
    DEAN WITTER, DISCOVER                                      11,600                  632,200
    DILLARD DEPARTMENT STORE                                   13,600                  545,700
    EASTMAN KODAK                                              10,100                  772,650
    FREEPORT MCMORAN, INC.                                     21,133                  771,354
    FREEPORT MCMORAN COPPER & GOLD, CL A                       13,736                  434,401
    FREEPORT MCMORAN COPPER & GOLD, CL B                       11,929                  392,166
    GENERAL ELECTRIC                                            8,600                  666,500
    INTEL                                                       7,650                  518,288
    MARSH & MCLENNAN                                            6,700                  629,800
    PHILIP MORRIS                                               6,850                  617,356
    SCHLUMBERGER                                                6,800                  600,100
    SEARS, ROEBUCK                                              9,500                  473,813
    TEXACO                                                      7,200                  615,600
    UNION PACIFIC                                               9,100                  619,937
    WALT DISNEY                                                 8,900                  551,800
    WESTINGHOUSE ELECTRIC                                      29,500                  556,812
                                                                                   -----------
      TOTAL UNITED STATES - (COST $9,344,640)                                       12,413,836
                                                                                   -----------

See notes to financial statements.


                                        7

                                                                 SHARES                 VALUE
                                                                 ------                 -----
TOTAL NORTH AMERICA - (COST  $9,344,640)                                           $12,413,836
                                                                                   -----------

PACIFIC BASIN - 16.3%
  AUSTRALIA - 2.4%
    BROKEN HILL PROPRIETARY                                    41,400                  637,098
    HIGHLANDS GOLD *                                           23,000                    1,807
    M.I.M. HOLDINGS                                           115,000                  169,835
    QANTAS AIRWAYS                                            101,200                  179,664
    WESTERN MINING                                             37,000                  269,725
                                                                                   -----------
      TOTAL AUSTRALIA - (COST $1,144,961)                                            1,258,129
                                                                                   -----------

  HONG KONG - 6.1%
    AMOY PROPERTIES                                           400,000                  449,874
    CHINA LIGHT & POWER                                        78,000                  368,043
    HONG KONG TELECOMMUNICATIONS                              232,800                  443,901
    HSBC HOLDINGS                                              47,054                  702,571
    HUTCHISON WHAMPOA                                          99,000                  614,311
    SWIRE PACIFIC                                              74,500                  635,641
                                                                                   -----------
      TOTAL HONG KONG - (COST $2,966,892)                                            3,214,341
                                                                                   -----------

  MALAYSIA - 2.5%
    AMMB HOLDINGS                                              34,000                  514,780
    EDARAN OTOMOBILE NASIONAL                                  30,000                  256,287
    RESORTS WORLD                                              30,000                  181,687
    UNITED ENGINEERS *                                         51,000                  349,777
                                                                                   -----------
      TOTAL MALAYSIA - (COST $1,121,941)                                             1,302,531
                                                                                   -----------

  SINGAPORE - 2.3%
    DEVELOPMENT BANK OF SINGAPORE                              42,000                  531,797
    FIRST CAPITAL                                              67,000                  212,562
    JARDINE MATHESON                                           56,284                  450,272
                                                                                   -----------
      TOTAL SINGAPORE - (COST $1,124,785)                                            1,194,631
                                                                                   -----------

  SOUTH KOREA - 0.5%
    CITC SEOUL EXEL TRUST, IDR *                                    7 (a)               69,650
    KOREA PREFERRED FUND *                                     22,000                  220,660
                                                                                   -----------
      TOTAL SOUTH KOREA - (COST $307,000)                                              290,310
                                                                                   -----------

  TAIWAN - 0.9%
    TAIWAN OPPORTUNITIES FUND (b) *                            58,500                  505,440
                                                                                   -----------
      TOTAL TAIWAN - (COST $552,213)                                                   505,440
                                                                                   -----------

  THAILAND - 1.6%
    THAI MILITARY BANK                                        121,000                  584,761
    TPI POLENE, ALIEN SHARES                                   21,500                  119,234
    TPI POLENE, LOCAL SHARES                                   24,500                  134,901
                                                                                   -----------
TOTAL THAILAND - (COST $815,203)                                                       838,896
                                                                                   -----------

TOTAL PACIFIC BASIN - (COST  $8,032,995)                                             8,604,278
                                                                                   -----------

See notes to financial statements.


                                        8

                                                                 SHARES                 VALUE
                                                                 ------                 -----
OTHER AREAS - 2.0%
  INDIA - 0.9%
    HIMALAYAN FUND *                                           29,031              $   449,981
    HIMALAYAN FUND, WARRANTS, 12/31/1996 *                      3,406                    1,294
                                                                                   -----------
      TOTAL INDIA - (COST $506,643)                                                    451,275
                                                                                   -----------

  NEW ZEALAND - 0.5%
    CARTER HOLT HARVEY                                        120,000                  284,399
                                                                                   -----------
      TOTAL NEW ZEALAND - (COST $277,501)                                              284,399
                                                                                   -----------

  SOUTH AFRICA - 0.6%
    BARLOW                                                      4,900                   56,429
    MALBAK                                                     13,000                   63,195
    SAFMARINE & RENNIE                                         21,000                   63,195
    SASOL                                                       9,000                   95,000
    SOUTH AFRICAN BREWERIES                                     2,100                   60,885
                                                                                   -----------
      TOTAL SOUTH AFRICA - (COST $325,861)                                             338,704
                                                                                   -----------

TOTAL OTHER AREAS - (COST  $1,110,005)                                               1,074,378
                                                                                   -----------

  JAPAN - 26.4%
    AMANO                                                      12,000                  170,929
    ASAHI CHEMICAL                                             56,000                  425,601
    ASAHI DIAMOND                                              10,300                  140,806
    CANON                                                      29,000                  576,645
    DAIFUKU                                                    11,000                  173,510
    DAIWA SECURITIES                                           21,000                  323,216
    DDI                                                            51                  438,306
    EIDEN SAKAKIYA                                             10,000                  134,793
    HITACHI                                                    41,000                  442,904
    HITACHI METALS                                             29,000                  379,810
    ITO - YOKADO                                                9,000                  530,854
    ITOCHU                                                     74,000                  563,816
    KAMIGUMI                                                   34,000                  351,035
    KIRIN BEVERAGE                                              8,000                  113,188
    KOMORI                                                      6,000                  159,457
    KYOCERA                                                     8,000                  602,648
    MABUCHI MOTOR                                               3,000                  184,695
    MARUI                                                      14,000                  309,163
    MBL INT'L FINANCE (BERMUDA), EXCH.
     GTD NOTES, 3.000%, 11/30/2002 (c)                       $390,000 (c)              451,425
    MITSUBISHI HEAVY INDUSTRIES                                90,000                  803,594
    MITSUI FUDOSAN                                             35,000                  461,737
    NIPPON EXPRESS                                             52,000                  541,848
    NITTO DENKO                                                14,000                  226,184
    NOMURA SECURITIES                                          24,000                  523,111
    ORGANO                                                     10,000                  110,893
    RISO KAGAKU                                                 2,000                  169,782
    ROHM                                                       11,000                  700,349
    SEKISUI HOUSE, NO 4 WARRANTS, 1997 *                           30                   60,000
    SHIMACHU                                                    6,000                  203,623
    SHIN - ETSU CHEMICAL                                       17,850                  390,770
    SONY                                                        8,000                  520,052

See notes to financial statements.


                                        9

                                                                 SHARES                 VALUE
                                                                 ------                 -----
JAPAN - CONTINUED
    SUMITOMO ELECTRIC                                          32,000              $   458,869
    SUMITOMO FORESTRY                                          22,000                  338,607
    SUMITOMO TRUST & BANKING                                   53,000                  775,202
    TAISHO PHARMACEUTICAL                                       5,000                  109,459
    TOKIO MARINE & FIRE                                        38,000                  523,111
    TOYOTA MOTOR                                               25,000                  571,196
                                                                                   -----------
TOTAL JAPAN - (COST  $13,140,675)                                                   13,961,188
                                                                                   -----------

TOTAL COMMON STOCK, WARRANTS AND EXCHANGEABLE
NOTES - (COST  $45,566,566) +                                                       52,262,980
                                                                                   -----------

                                                            PRINCIPAL
                                                             AMOUNT
                                                            ---------
SHORT TERM INVESTMENT - 1.3%
    STATE STREET BANK AND TRUST REPURCHASE
      AGREEMENT, 4.75%, 5/1/1996 (d)                         $660,000                  660,000
                                                                                   -----------

TOTAL SHORT TERM INVESTMENT - (COST  $660,000)                                         660,000
                                                                                   -----------

TOTAL INVESTMENTS - (COST  $46,226,566) - 100.1%                                    52,922,980
                                                                                   -----------
CASH, RECEIVABLES AND OTHER ASSETS, LESS LIABILITIES - (0.1)%                         (35,054)
                                                                                   -----------
NET ASSETS - 100.0%                                                                $52,887,926
                                                                                   -----------



*   Non-income producing security.
(a) Reflected in units.  1 IDR Unit = 1000 shares.
(b) Martin Currie Investment Management Ltd., which is affiliated to Martin Currie Inc., provides investment management services to the Taiwan Opportunities Fund.
(c) Reflected at par value and denominated in U.S. dollars.
(d) The repurchase agreement, dated 4/30/96, $660,087 due 5/1/96, is collateralized by $680,000 United States Treasury Note, 5.875%, 4/30/98.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $114,000 or 0.2% of net assets.

+ Percentages of investments are presented in the portfolio by country. Percentages of assets by industry are as follows: Aerospace 1.1%, Air Travel 0.7%, Auto Parts 0.1%, Automobiles 1.9%, Banks 10.0%, Building and Construction 0.7%, Chemicals 3.0%, Conglomerates 2.7%, Construction & Mining Equipment 0.1%, Construction and Building Materials 2.5%, Cosmetics & Toiletries 1.7%, Drugs & Health Care 2.8%, Electric Utilities 2.7%, Electrical Equipment 4.5%, Electronics 5.2%, Engineering 0.7%, Financial Services 2.8%, Food & Beverages 2.8%, Forest Products 0.5%, Hotels & Restaurants 0.6%, Household Products 3.4%, Industrial Machinery 4.0%, Insurance 3.8%, Investment Companies 2.4%, Leisure 2.4%, Liquor 0.1%, Metals 1.4%, Mining 4.1%, Oil & Gas 3.1%, Paper 0.6%, Petroleum Services 1.3%, Photography 2.5%, Pollution Control 0.3%, Printing 0.3%, Publishing 1.1%, Railroads & Equipment 1.2%, Real Estate 3.4%, Retail Trade 5.6%, Semi-Conductor 0.2%, Steel 0.7%, Telecommunication 4.6%, Textile 1.1%, Tobacco 1.7%, Transportation 2.4%.

ADR American Depositary Receipts.
GDR Global Depositary Receipts.
GDS Global Depositary Shares.
IDR International Depositary Receipts.

See notes to financial statements.

                                                         MCBT GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  APRIL 30, 1996


ASSETS
  Investments in securities, at value (cost - $45,566,566) (Note B)                   $  52,262,980
  Investments in repurchase agreements, at cost and value (Note B)                          660,000
                                                                                      -------------
    Total Investments                                                                    52,922,980
  Cash                                                                                          341
  Foreign currency, at value (cost - $420,022) (Note B)                                     419,370
  Receivable for investments sold                                                           111,320
  Receivable for foreign currency sold                                                        9,724
  Dividend and interest receivable                                                          145,769
  Foreign income tax reclaim receivable                                                      35,795
  Prepaid insurance expense                                                                   3,510
  Deferred organization expenses (Note B)                                                     7,956
                                                                                      -------------
    TOTAL ASSETS                                                                         53,656,765
                                                                                      -------------

LIABILITIES
  Payable for investments purchased                                                         545,729
  Payable for forward currency contracts (Note E)                                            96,546
  Payable for foreign currency purchased                                                      9,722
  Management fee payable (Note C)                                                            51,597
  Administration fees payable (Note C)                                                        4,595
  Trustees fees payable (Note C)                                                              1,236
  Accrued foreign capital gains tax on investments (Note B)                                   6,829
  Accrued expenses and other liabilities                                                     52,585
                                                                                      -------------
    TOTAL LIABILITIES                                                                       768,839
                                                                                      -------------
TOTAL NET ASSETS                                                                      $  52,887,926
                                                                                      -------------

COMPOSITION OF NET ASSETS:
  Paid-in-capital                                                                     $  45,722,001
  Undistributed net investment income                                                       528,223
  Accumulated net realized gain on investment and foreign currency  transactions             41,065
  Net unrealized appreciation on investment and foreign currency transactions             6,596,637
                                                                                      -------------
TOTAL NET ASSETS                                                                      $  52,887,926
                                                                                      -------------

NET ASSET VALUE PER SHARE                                                             $       11.89
                                                                                      -------------
($52,887,926 / 4,449,551 shares of beneficial interest)



See notes to financial statements.

                                                         MCBT GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                                                       YEAR ENDED APRIL 30, 1997


INVESTMENT INCOME
     Interest income                                                                                             $      68,990
     Dividend income                                                                                                 1,009,321
     Foreign taxes withheld                                                                                           (110,235)
                                                                                                                 -------------
         TOTAL INVESTMENT INCOME                                                                                       968,076
                                                                                                                 -------------

EXPENSES
     Management fee (Note C)                                                                                           282,867
     Custodian fee                                                                                                      95,500
     Administration fee (Note C)                                                                                        60,500
     Audit fee                                                                                                          39,400
     Legal fees                                                                                                          4,459
     Transfer agent fee                                                                                                  6,300
     Trustees fees (Note C)                                                                                              2,600
     Amortization of deferred organization expenses                                                                      2,548
     Miscellaneous expenses                                                                                             17,157
     Fees and expenses waived by the investment manager (Note C)                                                      (107,235)
                                                                                                                 -------------
         TOTAL EXPENSES                                                                                                404,096
                                                                                                                 -------------
NET INVESTMENT INCOME                                                                                                  563,980
                                                                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain on investments (net of foreign taxes of $24,164 on net realized gains)                           553,937
    Net realized gain on foreign currency transactions                                                               1,129,132
    Net increase in unrealized appreciation(depreciation) on:
         Investments (net of accrual for foreign capital gains tax of $6,829 on unrealized appreciation)             5,906,618
         Foreign currency transactions                                                                                (220,811)
                                                                                                                 -------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                            7,368,876
                                                                                                                 -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                       $   7,932,856
                                                                                                                 -------------


See notes to financial statements.

                                                         MCBT GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS


                                                                                  Year                 June 15, 1994 *
                                                                                  Ended                    through
                                                                             APRIL 30, 1996            APRIL 30, 1995
                                                                             --------------            --------------

NET ASSETS at beginning of period                                            $ 37,259,376             $          0
                                                                             ------------             ------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                           563,980                  295,769
  Net realized gain(loss) on investment transactions                              553,937               (1,095,274)
  Net realized gain on foreign currency transactions                            1,129,132                  338,945
  Net increase in unrealized appreciation (depreciation) on:
    Investments                                                                 5,906,618                  782,967
    Foreign currency transactions                                                (220,811)                 121,034
                                                                             ------------             ------------
  Net increase in net assets from operations                                    7,932,856                  443,441
                                                                             ------------             ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                          (692,764)                (149,783)
  In excess of net investment income                                              (63,581)                       0
  Net realized gains                                                                    0                 (304,244)
                                                                             ------------             ------------
  Total distributions                                                            (756,345)                (454,027)
                                                                             ------------             ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                                             7,940,000               37,000,000
  Reinvestment of dividends and distributions to shareholders                     452,039                  269,962
  Paid in capital from subscription fees                                           60,000                        0
                                                                             ------------             ------------
  Total increase in net assets from capital share transactions                  8,452,039               37,269,962
                                                                             ------------             ------------
NET INCREASE IN NET ASSETS                                                     15,628,550               37,259,376
                                                                             ------------             ------------

NET ASSETS at end of period (includes undistributed net investment           $ 52,887,926             $ 37,259,376
    income of $528,223 and $159,777)                                         ------------             ------------
                                                                             ------------             ------------

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                     679,794                3,700,000
  Shares issued in reinvestment of distributions to shareholders                   41,548                   28,209
                                                                             ------------             ------------
  Net share transactions                                                          721,342                3,728,209
                                                                             ------------             ------------
                                                                             ------------             ------------

* Commencement of investment operations.

See notes to financial statements.

                                                         MCBT GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
                                          FOR A SHARE OUTSTANDING FOR THE PERIOD

                                                                                       Year           June 15, 1994 *
                                                                                       Ended             through
                                                                                   April 30, 1996     April 30, 1995
                                                                                   --------------     ---------------

PER SHARE OPERATING PERFORMANCE
-------------------------------
Net asset value, beginning of period                                               $     9.990         $    10.000

Net investment income                                                                    0.279               0.079
Net realized and unrealized gain on investment and foreign currency transactions         1.809               0.033
                                                                                   -----------         -----------
Total from investment operations                                                         2.088               0.112
                                                                                   -----------         -----------
Less distributions:
    Net investment income                                                               (0.186)             (0.040)
    In excess of net investment income                                                  (0.017)              0.000
    Net realized gains                                                                   0.000              (0.082)
                                                                                   -----------         -----------
Total distributions                                                                     (0.203)             (0.122)
                                                                                   -----------         -----------
Paid in capital from subscription fees (Note B)                                          0.015               0.000
                                                                                   -----------         -----------

Net asset value, end of period                                                     $    11.890         $     9.990
                                                                                   -----------         -----------
                                                                                   -----------         -----------

TOTAL INVESTMENT RETURN (1)                                                             21.17%            1.18% (2)
-----------------------                                                            -----------         -----------
                                                                                   -----------         -----------

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net assets, end of period                                                          $52,887,926         $37,259,376
Operating expenses, net, to average net assets (Note C)                                  1.00%               1.00% (3)
Operating expenses, gross, to average net assets (Note C)                                1.27%               1.25% (3)
Net investment income to average net assets                                              1.40%               0.94% (3)
Portfolio turnover rate                                                                    38%                 44%
Average commission rate per share                                                      $0.0335 (4)             N/A
Per share amount of fees waived (Note C)                                                $0.053              $0.022

-------------------------------------------------------------------------------------------------------------------

*   Commencement of investment operations.
(1) Total return at net asset value assuming all distributions reinvested and no purchase premiums or redemption fees.
    Total return would have been lower had certain expenses not been waived.
(2) Not annualized.
(3) Annualized.
(4) The average commission rate paid is applicable for Funds that invest greater than 10% of average net assets in equity transactions on which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.

See notes to financial statements.

                                                         MCBT GLOBAL GROWTH FUND
--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION
Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust offers six funds which have differing investment objectives and policies: Global Growth Fund, Opportunistic EAFE Fund, Global Emerging Markets Fund, Japan Small Companies Fund, Emerging Americas Fund and Emerging Asia Fund, (the "Funds"). As of April 30, 1996 the Global Emerging Markets Fund had not commenced operations. The MCBT Global Growth Fund (the "Fund") commenced investment operations on June 15, 1994. The Fund's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Fund's portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Options and futures contracts are valued at the last sale price on the market where any such options or futures contract is principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith by the Trustees of the Fund, or by persons acting pursuant to procedures established by the Trustees.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Fund. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into a foreign currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction.

FOREIGN CURRENCY TRANSLATIONS (CONTINUED) - The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - When a Fund writes an option, the premium received by the fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

EXPENSES - Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to a Fund are split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Board of Trustees may direct or approve. Certain costs incurred in connection with the organization of the Trust and each Fund have been deferred and are being amortized on a straight line basis over a five year period starting on each Fund's commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be paid in shares of the Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, post October 31 losses and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

PURCHASES AND REDEMPTIONS OF FUND SHARES - There is a purchase premium for cash investments into the Fund of 0.75% of the amount invested and a redemption fee on cash redemptions of 0.75% of the amount redeemed. All purchase premiums and redemption fees are paid to, and recorded as paid-in-capital to the Fund, subject to being waived by Martin Currie. For the period ended April 30, 1996, $60,000 was collected in purchase premiums.

INCOME TAXES - Each Fund of the Trust is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund intends to pass-through foreign taxes paid during the year to its shareholders. During the year ended April 30, 1996 the Fund paid $141,228 in taxes to various countries.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

OTHER - The financial highlights for certain 1995 amounts has been restated to conform with the presentation for the period ended April 30, 1996.


NOTE C - AGREEMENTS AND FEES
The Fund has entered into a Management Contract with Martin Currie, Inc. (the "Investment Manager"), a wholly owned subsidiary of Martin Currie Ltd. which is controlled by the Executive Directors of the various subsidiaries of Martin Currie Ltd. Under the Management Contract, the Fund pays the Investment Manager a quarterly management fee at the annual rate of 0.70% of the average net assets.

The Investment Manager has agreed with the Fund to reduce its fee until further notice to the extent necessary to limit the Fund's annual expenses (including the management fee but excluding brokerage commissions, transfer taxes, and extraordinary expenses) to 1.00% of the Fund's average net assets on an annualized basis. For the year ended April 30, 1996, the Investment Manager has waived $107,235 of its fees.

State Street Bank and Trust Company (the "Administrator") serves as administrator of the Fund. The Administrator performs certain administrative services for the Fund. The Fund pays the Administrator a fee at the rate of 0.08% of the Fund's average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs. State Street Bank and Trust Company also receives fees and compensation of expenses for certain custodian and transfer agent services.

Trustees of the Trust who are not interested persons receive annual fees of $20,000. Each Fund pays a pro-rata share based on its respective net assets.

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the Fund for the year ended April 30, 1996 were $23,347,371 and $14,966,972, respectively.

The identified cost of investments in securities and repurchase agreements owned by the Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 1996 were as follows:


    IDENTIFIED                  GROSS UNREALIZED                NET UNREALIZED
      COST                APPRECIATION     (DEPRECIATION)        APPRECIATION
    -----------           -------------------------------       --------------
    $46,534,435            $7,455,265       $(1,066,720)          $6,388,545


NOTE E - FORWARD FOREIGN CURRENCY CONTRACTS
At April 30, 1996, the outstanding forward exchange contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:



                                     U.S. $ Cost         U.S. $          Net Unrealized
                                   On Origination        Current          Appreciation
Currency Sold   Settlement Date         Date              Value          (Depreciation)
-------------   ---------------    --------------        -------         --------------
Japanese Yen        5/14/96       $  2,832,000        $  2,870,034      $    (38,034)
Japanese Yen        5/14/96          2,388,000           2,417,806           (29,806)
Japanese Yen        5/14/96            396,000             402,331            (6,331)
Japanese Yen        5/14/96          1,209,000           1,231,375           (22,375)
                                  ------------        ------------      -------------
                                  $  6,825,000        $  6,921,546      $    (96,546)
                                  ------------        ------------      -------------


NOTE F - PRINCIPAL SHAREHOLDERS
As of April 30, 1996, 100% of the Fund's outstanding shares were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares.

NOTE G - CONCENTRATION OF RISK
The Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

                          REPORT OF INDEPENDENT ACCOUNTANTS






To the Trustees and Shareholders of the
Martin Currie Business Trust - Global Growth Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Growth Fund at April 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
June 19, 1996

                             MARTIN CURRIE BUSINESS TRUST


                                 ____________________



                                TRUSTEES  AND OFFICERS

                     C. James P. Dawnay, TRUSTEE AND PRESIDENT *
                               Simon D. Eccles, TRUSTEE
                            Patrick R. Wilmerding, TRUSTEE
                   W. Stewart Coghill, VICE PRESIDENT AND TREASURER
                           J. Grant Wilson, VICE PRESIDENT
                            Julian M.C. Livingston, CLERK

                                 * INTERESTED TRUSTEE
                                 ____________________



                                  INVESTMENT MANAGER

                                 Martin Currie, Inc.
                                    Saltire Court
                                  20 Castle Terrace
                                  Edinburgh EH1 2ES
                                       Scotland
                                 011-44-131-229-5252

                                  Regulated by IMRO

                      Registered Investment Adviser with the SEC
                                 ____________________


--------------------------------------------------------------------------------
The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Private Placement Memorandum which contains important information concerning the Fund and its current offering of shares.
--------------------------------------------------------------------------------

Part C.   OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements:

          See the section entitled "Financial Statements" in the Statement of Additional Information. No other financial statements are applicable.

     (b)  Exhibits:

          1. (a) Agreement and Declaration of Trust of Martin Currie Business Trust (the "Trust") dated May 20, 1994 and (b) Amendment No. 1 to Agreement and Declaration of Trust dated May 27, 1994 incorporated by reference to the original registration statement on Form N-1A (File No. 811-8612) filed on July 7, 1994 (the "Registration Statement") and (c) Amendment No. 2 to Agreement and Declaration of Trust dated June 13, 1997 filed herewith.


          2. By-Laws of the Trust incorporated by reference to the Registration Statement filed on July 7, 1994.

          3.   Not Applicable.

          4.   Not Applicable.


          5. (a) Investment Advisory Agreements between the Trust and Martin Currie, Inc. ("Martin Currie") for each of MCBT Global Growth Fund, MCBT Opportunistic EAFE Fund, MCBT Global Emerging Markets Fund, MCBT Japan Small Companies Fund; MCBT Emerging Americas Fund, and MCBT Emerging Asia Fund incorporated by reference to the Registration Statement filed on July 7, 1994 and (b) Investment Advisory Agreement between the Trust and Martin Currie for the MCBT EMEA Fund filed herewith.


          6.   Not Applicable.  See Paragraph 4 of General Instruction F.

          7.   Not Applicable.


          8. (a) Form of Custodian Agreement between the Trust and State Street Bank and Trust Company ("State Street") incorporated by reference to the Registration Statement filed on July 7, 1994 and
               (b) form of letter amendment to Custodian Agreement between the Trust and State Street dated June 10, 1997 relating to the MCBT EMEA Fund filed herewith.

          9. (a) Form of Administration Agreement between the Trust and State Street incorporated by reference to the Registration Statement filed on July 7, 1994.


               (b) Form of letter amendment to Administration Agreement between the Trust and State Street dated June 10, 1997 relating to the MCBT EMEA Fund filed herewith.



               (c) Form of Transfer Agency and Service Agreement between the Trust and State Street incorporated by reference to the Registration Statement filed on July 7, 1994.



               (d) Form of letter amendment to Transfer Agency and Service Agreement between the Trust and State Street dated June 10, 1997 relating to the MCBT EAME Fund filed herewith.



               (e) Form of Subscription Agreement for the purchase of Shares of any series of the Trust filed herewith.


          10.  Not Applicable.  See Paragraph 4 of General Instruction F.

          11.  Consent of Price Waterhouse LLP.

          12.  Not Applicable.  See Paragraph 4 of General Instruction F.

          13.  Not Applicable.

          14.  Not Applicable.


          15. (a) Distribution and Servicing Plans adopted pursuant to Rule 12b-1 for each of MCBT Global Growth Fund, MCBT Opportunistic EAFE Fund, MCBT Global Emerging Markets Fund, MCBT Japan Small Companies Fund, MCBT Emerging Americas Fund, MCBT Emerging Asia Fund incorporated by reference to the Registration Statement filed on July 7, 1994 and (b) Distribution and Servicing Plan adopted pursuant to Rule 12b-1 for MCBT EMEA Fund filed herewith.


          16.  Not Applicable.

          17. Financial Data Schedule for Registrant's fiscal year ended April 30, 1996.

          18.  Not Applicable.

          19. Powers of Attorney for C. James P. Dawnay, Patrick R. Wilmerding and Simon D. Eccles incorporated by reference to the Registration Statement filed on July 7, 1994.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

Item 26.  NUMBER OF HOLDERS OF SECURITIES

               (1)                                         (2)

                                                Number of Record Holders
          Title of Series                         (as of July 31, 1996)
          ---------------                         ---------------------


          MCBT Global Growth Fund                           2
          MCBT Opportunistic EAFE Fund                     35
          MCBT Global Emerging Markets Fund                 0
          MCBT Japan Small Companies Fund                  24
          MCBT Emerging Americas Fund                      22
          MCBT Emerging Asia Fund                          22
          MCBT EMEA Fund                                    0


Item 27.  INDEMNIFICATION

          Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto) provides for indemnification of its trustees and officers. The effect of this provision is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. As to any matter disposed of without an adjudication by a court or other body, indemnification will be provided to the Registrant's trustees and officers if (a) such indemnification is approved by a majority of the disinterested trustees, or (b) an opinion of independent legal counsel is obtained that such indemnification would not protect the trustee or officer against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties.


Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Martin Currie is a New York corporation and is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal place of business is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. Martin Currie and its parent company, Martin Currie Ltd., provide investment advice to other registered investment companies and advise and manage individual and institutional accounts.

          Other business, profession, vocation or employment of a substantial nature in which each director or officer of Martin Currie is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee is as follows:


Name and Position with
   Martin Currie                   Business and Other Connections
----------------------             ------------------------------


W. M. C. Kennedy                   Director of Martin Currie Limited (formerly
   Director and President          Martin Currie International Limited), Martin
                                   Currie Investment Management Limited, Martin
                                   Currie Pacific Trust plc, Martin Currie Unit
                                   Trusts Limited, Martin Currie Private Clients
                                   Ltd., Martin Currie Services Limited, Martin
                                   Currie Gefinor Fund Management Ltd., Gefinor
                                   SA Luxembourg, Martin Currie, Inc., Scottish
                                   Unit Managers Ltd., The Scottish Life
                                   Assurance Company, The Scottish Life Pensions
                                   Annuity Limited, The Scottish Life, The
                                   Scottish Life Investment Management Company
                                   Limited, Adam & Company Group plc, Adam &
                                   Company plc, The Fleming Income & Growth
                                   Investment Trust plc, Indian Opportunities
                                   Fund Limited, Indian Opportunities Fund
                                   (Mauritius) Limited.


                                   Investment Management Co. Ltd., The Scottish
                                   Life Asset Managers Limited, Transatlantic
                                   Ventures NV, Venture Associates SA and
                                   Securities Trust of Scotland.  Formerly,
                                   Director of The Scottish Life Investment
                                   Assurance Co. Ltd.


A. P. Hanlon                       Director of Martin Currie Investment
   Director and Vice President

                                   Management Limited, Martin Currie Services
                                   Limited.



P. J. Scott Plummer                Director of Martin Currie Limited (formerly
   Director and Vice President     Martin Currie International Limited), Martin
                                   Currie Investment Management Limited, Martin
                                   Currie Unit Trusts Limited, Martin Currie
                                   Services Ltd., Martin Currie Trustees Ltd.,
                                   Martin Currie, Inc., Candover Investments
                                   Public Limited Company, Candover Partners
                                   Ltd, Near East Opportunities Fund Limited,
                                   Merchants Trust plc and The Scottish Eastern
                                   Investment Trust plc.




M. J. Gibson                       Director of Martin Currie Investment
   Director and Vice President     Management Limited, Martin Currie Management
                                   Limited, Martin Currie Services Ltd.,
                                   Scottish Unit Managers Ltd.


J. M. A. Fairweather               Director of Martin Currie Investment
   Directors and Vice President    Management Limited, Martin Currie European
                                   Investment Trust, Martin Currie Unit Trusts
                                   Limited and Martin Currie Unit Trust Ltd.

J. G. Wilson                       Director of Martin Currie Investment
   Director and Vice President     Management Limited and Martin Currie, Inc.


J. K. R. Falconer                  Director of Martin Currie Investment
   Director and Vice President     Management Limited, Martin Currie Limited,
                                   Martin Currie, Inc., Martin Currie Management
                                   Limited, Martin Currie Gefinor Fund
                                   Management Co. SA, Gefinor Bank Ltd.,
                                   Capital Trust Ltd, and 3i Smaller Quoted
                                   Companies Trust plc.



C. J. P. Dawnay                    Director of Martin Currie Investment
   Director and Vice President     Management Ltd., Martin Currie Unit Trusts
                                   Ltd., Martin Currie Ltd. and Taiwan American
                                   Fund Limited.



M. W. Thomas                       Director of Martin Currie Investment

   Director Management Limited, Martin Currie Pacific Trust plc, Martin Currie, Inc., Martin Currie, Ltd., Martin Currie Japan Investment Trust plc and Schroder Korea Fund.



W. S. Coghill                      Director of Martin Currie Services Limited,
   Treasurer and Secretary         Martin Currie Management Limited, Martin
                                   Currie Trustees Ltd., Moorgate Investment
                                   Manager Ltd., Saltire Private Fund Managers
                                   Ltd., Western Canada Trust Company Ltd.,
                                   Martin Currie Bermuda Ltd. and Martin Currie
                                   Limited.




J. M. C. Livingston                Legal and Compliance Officer, Martin Currie
   Clerk                           Investment Management Limited, Director of
                                   Martin Currie Services Ltd., Director of
                                   Martin Currie Private Clients Ltd., Director of Martin Currie (Bermuda) Ltd. and Saltire
                                   Private Fund Managers Limited.



S. Johnson                         Vice President, Martin Currie, Inc. and
   Vice President                  President, Martin Currie Investor Services,
                                   Inc.




Tim Hall



Susan Gillingham


The principal business address of Martin Currie Ltd. and its affiliates is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

Item 29.  PRINCIPAL UNDERWRITERS

          Not Applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          The following companies maintain possession of the documents required by the specified rules:

          (a)  Registrant
               Rule 31a-1(b)(4), (9), (10), (11)
               Rule 31a-2(a)

          (b)  State Street Bank and Trust Company
               225 Franklin Street
               Boston, MA  02110
               Rule 31a-1(a)
               Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)
               Rule 31a-2(a)

          (c)  Martin Currie, Inc.
               Saltire Court
               20 Castle Terrace
               Edinburgh, Scotland EH1 2ES
               Rule 31a-1(f)
               Rule 31a-2(e)

Item 31.  MANAGEMENT SERVICES

          Not Applicable.

Item 32.  UNDERTAKINGS

          Not Applicable.

                              * * * * * * * * * * *

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Martin Currie Business Trust (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston and notice is hereby given that this Registration Statement has been executed on behalf of the Trust and each of its series ("Funds") by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust Funds, as the case may be.

                                    SIGNATURE


     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Edinburgh, Scotland on this 16th day of June, 1997.


                                        MARTIN CURRIE BUSINESS TRUST


                                        By:  /s/ C. James P. Dawnay
                                             -----------------------------------
                                             C. James P. Dawnay,
                                             President

                                   Exhibit Index


Exhibit #                Description
---------                -----------


1(c)                     Amendment No. 2 to Agreement and Declaration of Trust
5(b)                     Investment Advisory Agreement - MCBT EMEA Fund
8(b)                     Letter Amendment to Custodian Agreement
9(b)                     Letter Amendment to Administration Agreement
9(d)                     Letter Amendment to Transfer Agency and Service
                         Agreement
9(e)                     Form of Subscription Agreement
11                       Consent of Price Waterhouse LLP
15(b)                    Distribution and Servicing Plan - MCBT EMEA Fund
17                       Financial Data Schedule